UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☑	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FUSION CONNECT, INC.
(Name of Registrant as Specified In Its Charter)

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FUSION CONNECT, INC.
420 Lexington Avenue, Suite 1718
New York, New York 10170

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

The 2019 Annual Meeting of stockholders of Fusion Connect, Inc., a Delaware corporation, will be held on April 25, 2019, commencing at 3:00 p.m., local time. The Annual Meeting will be held at our office located at 420 Lexington Avenue, Suite 1718, New York, New York, 10170.  The Annual Meeting is called for the purpose of considering and acting upon the following matters:

(1)
to adopt an amendment to our amended and restated certificate of incorporation to increase the number of authorized shares of our common stock from 150,000,000 to 200,000,000, a copy of which is attached as Annex A to the enclosed proxy statement (Proposal No. 1);

(2)
to approve our 2019 Employee Stock Purchase Plan, a copy of which is attached as Annex B to the enclosed proxy statement (Proposal No. 2);

(3)
to approve our Amended and Restated 2016 Equity Incentive Plan, which increases the number of shares of Fusion common stock available for grant and removes non-employee directors as participants thereunder, a copy of which is attached as Annex C to the enclosed proxy statement (Proposal No. 3);

(4)
to approve the 2019 Directors Equity Incentive Plan, a copy of which is attached as Annex D to the enclosed proxy statement (Proposal No. 4);

(5)
to elect seven directors to hold office until the earliest to occur of (i) the election and qualification of their successors, and (ii) their earlier resignation, death, or removal from office (Proposal No. 5);

(6)
to vote on an advisory resolution to approve executive compensation (Proposal No. 6);

(7)
to vote on an advisory vote on the frequency of holding advisory votes on executive compensation (Proposal No. 7);

(8)
to ratify the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal No. 8); and

(9)
to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Fusion’s board of directors has fixed February 25, 2019 as the record date for determining stockholders entitled to vote at the Annual Meeting or any adjournment or postponement thereof. Only holders of record of our common stock at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of holders of our common stock of record entitled to vote at the Annual Meeting will be available, during normal business hours, for examination by any Fusion stockholder at our executive office located at 420 Lexington Avenue, Suite 1718, New York, New York, 10170, for purposes pertaining to the Annual Meeting, for a period of ten days before the Annual Meeting and at the time and place of the Annual Meeting.

i

The Board recommends that you vote “FOR” the proposal to adopt the amendment to the Company’s amended and restated certificate of incorporation (Proposal No. 1), “FOR” the proposal to approve the 2019 Employee Stock Purchase Plan (Proposal No. 2), “FOR” the proposal to amend and restate the Company’s 2016 Incentive Equity Plan (Proposal No. 3), “FOR” the proposal to approve the 2019 Directors Equity Incentive Plan (Proposal No. 4), “FOR” the proposal to election each of the seven director nominees (Proposal No. 5), “FOR” the advisory resolution approving executive compensation (Proposal No. 6), “FOR” the advisory vote on the frequency of holding advisory votes on executive compensation every three (3) years (Proposal No. 7), and “FOR” the proposal to ratify the selection of EisnerAmper LLP as Fusion’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal No. 8).

Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares online, by phone or by mail as promptly as possible to ensure your shares are voted at the Annual Meeting. If you choose to attend the Annual Meeting, you may then vote in person if you so desire, even though you may have executed and returned the proxy. Any stockholder who executes such a proxy may revoke it at any time before it is exercised. A proxy may be revoked at any time before it is exercised by (1) delivering written notice of revocation to Fusion, attention: Philip D. Turits, Corporate Secretary, (2) delivering a duly executed proxy bearing a later date, or (3) attending the Annual Meeting and voting in person.

Information about the Annual Meeting and the business to be considered by our stockholders thereat is contained in the enclosed proxy statement. You are urged to read the enclosed proxy statement (including the annexes thereto) carefully in its entirety. If you have any questions concerning any of the matters to be considered at the Annual Meeting or need help voting your shares, please contact the Company’s Corporate Secretary, Philip D. Turits, by phone at 212-201-2407 or via email at pturits@fusionconnect.com.

By Order of the Board of Directors,

/s/ PHILIP D. TURITS
Philip D. Turits, Corporate Secretary
New York, New York
March 14, 2019

ADDITIONAL INFORMATION

The proxy statement incorporates by reference important business and financial information about Fusion from other documents that are not included in or delivered with this proxy statement. The proxy statement, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and the means to vote by Internet are available at www.proxyvote.com. This information is available to you without charge upon your written or oral request. You can also obtain the documents incorporated by reference into this proxy statement through the Securities and Exchange Commission, referred to as the SEC, website at www.sec.gov or by requesting them in writing or by phone at the following addresses and telephone numbers:

By Mail:	Fusion Connect, Inc. 420 Lexington Avenue, Suite 1718. New York, New York, 10170 Attention: Corporate Secretary

By Telephone:	(212) 201-2407

These proxy solicitation materials are first being mailed to Fusion stockholders on or about March 14, 2019.

SUBMITTING PROXIES ELECTRONICALLY OR BY TELEPHONE

Fusion stockholders of record as of the Record Date, may submit their proxies by telephone or via the Internet. Please review the instructions on each of your voting options described in the proxy statement, as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. If you have any questions regarding whether you are eligible to submit your proxy by telephone or via the Internet, please contact Philip D. Turits, Corporate Secretary, by phone at (212) 201-2407 or via email at pturits@fusionconnect.com.

PROXY STATEMENT FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

OTHER BUSINESS	53
DISSENTERS RIGHTS	53

PROXY STATEMENT FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

In this proxy statement, unless the context otherwise requires, the term “Fusion,” the “Company,” “we,” “us,” and “our” refer to Fusion Connect, Inc. (formerly known as Fusion Telecommunications International, Inc.), a Delaware corporation. The term Board means the Board of Directors of Fusion from time to time constituted. The terms “you” and “Fusion Stockholder” refers to holders of shares of Fusion’s common stock, par value $0.01 per share (the “Fusion Common Stock”).

The following questions and answers briefly address some commonly asked questions about our 2019 Annual Meeting, referred to as the Annual Meeting, and the matters to be considered at the Annual Meeting. These questions and answers do not contain all of the details that may be important to you as a Fusion Stockholder. Therefore, we encourage you to carefully read this entire proxy statement, its annexes and the documents referred to, or incorporated by reference in, this proxy statement. You may obtain the information incorporated by reference in this proxy statement, without charge, from the Company by following the instructions under “Additional Information” on page (i) hereof.

Q:	Why am I receiving these materials?
A:	The Company is making these proxy materials available to you in connection with its solicitation of proxies for use at the Annual Meeting.
Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
A:
In accordance with the rules of the Securities and Exchange Commission, referred to as the SEC, we may furnish proxy materials, including this proxy statement, to Fusion Stockholders by providing access to such documents on the Internet instead of mailing printed copies.  Most Fusion Stockholders will not receive printed copies of the proxy materials unless they request them.  Instead, the Notice of Internet Availability of Proxy Materials, referred to as the Notice, which was mailed to most of the Fusion Stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet.  The Notice also instructs you as to how you may submit your proxy via the Internet.  If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q:	How can I access the proxy materials over the Internet?
A:
The Notice, proxy card or voting instruction form will contain instructions on how to:

 ●       view the proxy materials for the Annual Meeting on the Internet and vote your shares of Fusion Common Stock; and

 ●       instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment.  If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site.  Your election to receive proxy materials by email will remain in effect until you revoke it.

Q:	When and where is the Annual Meeting?
A:	The Annual Meeting will take place at 3:00 p.m., local time, on April 25, 2019 at the Company’s executive office located at 420 Lexington Avenue, Suite 1718, New York, New York.
Q:	Who is entitled to attend the Annual Meeting?

All holders of shares of Fusion Common Stock as of the close of business on February 25, 2019, the record date for the Annual Meeting, referred to as the Record Date, are entitled to receive notice of, attend the Annual Meeting and any adjournment or postponement thereof, and vote at the Annual Meeting.

You are entitled to attend and vote at the Annual Meeting only if you were a Fusion Stockholder as of the Record Date or hold a valid proxy for the Annual Meeting.

Q:	What is included in the proxy materials?
A:
This proxy statement includes information that we are required to provide you under SEC rules, which information is intended to assist you in determining how to vote your Fusion Common Stock at the Annual Meeting. The proxy materials include:

●
this proxy statement, and the documents attached as annexes to this proxy statement;

●
our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which is incorporated by reference in this proxy statement, as described under “Additional Information” on page (i) hereof; and

●
the proxy card or a voting instruction form for the Annual Meeting.

Q:	What items of business will be considered and voted on at the Annual Meeting?
A:
At the Annual Meeting, Fusion Stockholders present in person or represented by proxy and entitled to vote thereon will be asked:

●
to adopt an amendment to our amended and restated certificate of incorporation to increase the number of authorized shares of our common stock from 150,000,000 to 200,000,000, a copy of which is attached as Annex A to this proxy statement (Proposal No. 1), referred to as the Certificate of Amendment; and

●
to approve our 2019 Employee Stock Purchase Plan, a copy of which is attached as Annex B to this proxy statement (Proposal No. 2), referred to as the ESPP; and

●
to approve the Amended and Restated 2016 Equity Incentive Plan, which increases the number of shares of Fusion Common Stock available for grant and removes non-employee directors as participants thereunder, a copy of which is attached as Annex C to this proxy statement (Proposal No. 3), referred to as the Amended 2016 Equity Plan; and

●
to approve the 2019 Directors Equity Incentive Plan, a copy of which is attached as Annex D to this proxy statement (Proposal No. 4), referred to as the 2019 Directors Plan; and

●
to elect seven directors nominated by the Board to hold office until the earliest to occur of (i) the election and qualification of their successors, and (ii) their earlier resignation, death, or removal from office (Proposal No. 5); and

●
to approve the advisory resolution approving executive compensation (Proposal No. 6); and

●
to approve an advisory proposal on the frequency of holding advisory votes on executive compensation (Proposal No. 7); and

●
to ratify the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal No. 8), referred to as EisnerAmper; and

●
to transact such other business as may properly come before the Fusion Stockholders at the Annual Meeting or any adjournment or postponement thereof.

Q:	How can I vote for the various proposals?
A:
For each
of the proposals to be considered and voted on at the Annual Meeting, except the election of directors (Proposal No. 5), and the advisory vote on the frequency of holding advisory votes on executive compensation (Proposal No. 7), you may vote “FOR,” “AGAINST” or “ABSTAIN.”

In the election of directors (Proposal No. 5), you may vote “FOR” all or some of the nominees, or your vote may be “WITHHELD” with respect to one or more of the nominees.

In the advisory vote on the frequency of holding advisory votes on executive compensation (Proposal No. 7), you may vote for such advisory vote every “ONE YEAR,” “TWO YEARS,” “THREE YEARS,” or you may “ABSTAIN.”

Q:	How does the Board recommend that I vote?
A:
After careful consideration, the Board recommends that you vote your Fusion Common Stock:

●
“FOR” the proposal to adopt the Certificate of Amendment to increase the number of authorized shares of our common stock from 150,000,000 to 200,000,000 (Proposal No. 1);

●
“FOR” the proposal to approve the ESPP (Proposal No. 2);

●
“FOR” the proposal to approve the Amended 2016 Equity Plan, which increases the number of shares of common stock available for grant and removes non-employee directors as participants thereunder (Proposal No. 3); and

●
“FOR” the proposal to approve the 2019 Directors Plan (Proposal No. 4).

In addition, the Board recommends that you vote your Fusion Common Stock:

●
“FOR” the election of the seven directors nominated by the Board (Proposal No. 5);

●
“FOR” the advisory approval of the resolution approving executive compensation (Proposal No. 6);

●
“FOR” the advisory vote on the frequency of holding advisory votes on executive compensation every three (3) years (Proposal No. 7); and

●
“FOR” the proposal to ratify the selection of EisnerAmper as Fusion’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal No. 8).

Q:	Who is entitled to vote at the Annual Meeting?
A:
Only holders of shares of Fusion Common Stock as of the Record Date are entitled to vote on all matters that come before the Annual Meeting. Fusion Common Stock can be voted only if the Fusion Stockholder is present at the Annual Meeting in person or represented by proxy.  As described below, the voting procedures may be different for stockholders of record and beneficial owners.

Q:	How many votes do I have?
A:
Each share of Fusion Common Stock that you own as of the Record Date entitles you to one vote.   As of the Record Date, there were 81,967,263 issued and outstanding shares of Fusion Common Stock entitled to vote at the Annual Meeting.

Q:	Why is the number of shares shown as owned by me online different from the number of shares in my records?
A:
The number of shares of Fusion Common Stock shown on www.proxyvote.com may be different from the number of shares of Fusion Common Stock shown in your records because the number of shares shown in that database, as well as all of the per share information contained in this proxy statement, gives effect to a 1-for-1.5 reverse split of Fusion Common Stock that occurred in May 2018 and a 1-for-50 reverse split of Fusion Common Stock that occurred in May 2014.

Q:	What is the difference between holding Fusion Common Stock as a stockholder of record and as a beneficial owner?
A:
If your shares of Fusion Common Stock are registered directly in your name with Fusion’s transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record” and the proxy materials have been made available to you directly by Fusion.

If your shares of Fusion Common Stock are held in a brokerage account or by a broker, bank or other nominee, referred to as an Organization, you are considered the “beneficial owner” of those shares held in “street name” and the proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares of Fusion Common Stock by following the voting instructions on the form that you receive from your broker, bank or other nominee. You may not vote your shares of Fusion Common Stock by returning a proxy card directly to the Company or by voting in person at the Annual Meeting unless you obtain a “legal proxy” from the Organization that holds your shares giving you the right to vote those shares.

Q:	If my shares of Fusion Common Stock are held by an Organization in “street name,” will my Organization vote my shares of Fusion Common Stock for me?
A:
If your shares of Fusion Common Stock are held by an Organization in “street name,” you must provide your broker, bank or other nominee with instructions on how to vote your shares. Please follow the instructions provided by your broker, bank or other nominee regarding the voting of your Fusion Common Stock.

Banks, brokers and other nominees that hold shares in “street name” for a beneficial owner typically have the authority to vote in their discretion only on “routine” matters and are not allowed to exercise their discretion on matters that are determined to be “non-routine” without specific instructions from the beneficial owner. If your shares are held by an Organization in “street name” and you do not provide that Organization with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes are shares held by a bank, broker or other nominee that are represented at the Annual Meeting, but with respect to which the bank, broker or other nominee has not received instructions from the beneficial owner to vote on a particular proposal and the bank, broker or other nominee does not have discretionary voting power on such proposal. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered votes cast with respect to that proposal.

Under current Nasdaq listing rules, Fusion believes that banks, brokers or other nominees do not have discretionary authority to vote on any proposals to be voted on at the Annual Meeting, other than with respect to Proposal Nos. 1 and 6. Therefore, if you do not instruct your bank, broker or other nominee as to how to vote your shares, your bank, broker or other nominee will not vote your shares on any of the proposals to be voted on at the Annual Meeting, other than Proposal Nos. 1 and 8, and this will have no effect on Proposal Nos. 2, 3, 4, 5, 6 and 7. Your bank, broker or other nominee will be able to use its discretion to vote on Proposal Nos. 1 and 8.

Q:	How can I vote my shares of Fusion Common Stock in person at the Annual Meeting?
A:
You may vote your shares held in your name as a stockholder of record in person at the Annual Meeting.  You may vote your shares of Fusion Common Stock held in “street name” in person at the Annual Meeting only if you obtain a “legal proxy” from the Organization that holds your shares giving you the right to vote those shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares of Fusion Common Stock without attending the Annual Meeting?
A:
Whether you hold your shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.  If you are a stockholder of record, you may vote by proxy.  You can vote by proxy by telephone or over the Internet pursuant to the instructions provided in the Notice.  If you hold your shares beneficially in “street name,” you must follow the voting instructions provided to you by the Organization through which you hold your shares of Fusion Common Stock.

Q:	What happens to my vote if I sell my shares of Fusion Common Stock before the Annual Meeting?
A:
The Record Date for determining stockholders entitled to vote at the Annual Meeting is earlier than the date of the Annual Meeting. If you transfer your shares of Fusion Common Stock after the Record Date but before the Annual Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your shares and each of you notifies Fusion in writing of such special arrangements, you will retain your right to vote such shares at the Annual Meeting but will transfer all other rights of ownership of those shares to the person to whom you transfer your Fusion Common Stock.

Q:	Can I change my vote or revoke my proxy?
A:
If you are a stockholder of record, you may revoke your vote at any time prior to taking the vote at the Annual Meeting by:

●
granting a new proxy bearing a later date by following the instructions provided in the proxy card, which will automatically revoke the previous proxy;

●
providing a written notice of revocation to Fusion’s Corporate Secretary, 420 Lexington Avenue, Suite 1718, New York, New York 10170; or

●
attending the Annual Meeting and voting in person.

If you hold shares of Fusion Common Stock beneficially in “street name”, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

●
submitting new voting instructions to the Organization through which you hold your shares of Fusion Common Stock by following the instructions they provided; or

●
if you have obtained a legal proxy from the Organization through which you hold your shares giving you the right to vote your shares, by attending the Annual Meeting and voting in person using the valid legal proxy.

Note that with respect to both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting.

Q:	I share an address with another Fusion Stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:
We have adopted a procedure called “householding,” which has been approved by the SEC.  Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple Fusion Stockholders who share the same address unless we receive contrary instructions from one or more of those stockholders. This procedure reduces our printing costs, mailing costs and fees. Fusion Stockholders that participate in householding will continue to be able to access and receive separate proxy cards.  Upon written request of a Fusion Stockholder, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials.  Fusion Stockholders may request such a change by sending us an e-mail at pturits@fusionconnect.com or by contacting Fusion’s Corporate Secretary by mail at 420 Lexington Avenue, Suite 1718, New York, New York 10170 or by phone at 212-201-2407.

Fusion Stockholders who hold their shares in street name may contact the Organization through which they hold their shares to request information about householding.

Q:	What is a quorum and how many shares of Fusion Common Stock must be present in person or represented by proxy to conduct business at the Annual Meeting?
A:
In accordance with our Amended and Restated Bylaws, as in effect as of the date of this proxy statement, referred to as the Bylaws, in order for any matter to be considered at the Annual Meeting, there must be a quorum present. The holders of a majority of the voting power of the outstanding Fusion Common Stock, present in person or represented by proxy at the Annual Meeting, will constitute a quorum at the Annual Meeting.

Q:	What vote is required to approve each of the proposals?
A:
Proposal No. 1 requires the affirmative “FOR” vote by holders of a majority of the voting power of the Fusion Common Stock issued and outstanding as of the Record Date and entitled to vote thereon.

Proposal Nos. 2, 3, 4, 6, and 8 require the affirmative “FOR” vote by holders of a majority of the shares of Fusion Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

With respect to Proposal No. 5, directors are elected by a plurality of the votes cast at the Annual Meeting by the holders of Fusion Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting as a single class.  A plurality does not require that a specific percentage of votes be received, but rather, results in the election of those directors receiving the most votes cast.

For Proposal No. 7, the option that receives the greatest number of votes (i.e., one year, two years, or three years) will be the frequency of the non-binding vote on executive compensation approved by the Fusion Stockholders.

In connection with Fusion’s acquisition of Birch Communications Holdings, Inc., referred to as Birch Communications, in May 2018, BCHI Holdings, LLC (a company controlled by Holcombe Green, Jr. and the Company’s largest stockholder), referred to as BCHI, and the members of the Board immediately prior to the closing of that transaction entered into a stockholders agreement, referred to as the Stockholders Agreement. Under the terms of the Stockholder Agreement, the parties thereto are required to vote their respective shares of Fusion Common Stock in favor of nominees selected in accordance with the terms of that agreement.

Q:	What if I abstain from voting or do not vote?
A:
An abstention, which occurs when a Fusion Stockholder attends the Annual Meeting, either in person or by proxy, but abstains from voting, will not be considered a vote cast for any proposal. Thus, abstentions will not affect the outcome of Proposal No. 5 but will have the same effect as a vote “AGAINST” Proposal Nos. 1, 2, 3, 4, 6, 7 and 8.

If you are a Fusion Stockholder of record (that is, your shares are not held by an Organization in “street name”) and you fail to attend the Annual Meeting, whether in person or by proxy, or fail to vote at the Annual Meeting (and do not abstain), that will not affect the outcome of Proposal Nos. 2, 3, 4, 5, 6, 7 or 8 (assuming a quorum is present), but will have the same effect as a vote “AGAINST” Proposal No. 1.

If your shares of Fusion Common Stock are held by an Organization in “street name,” and you do not provide that Organization with voting instructions, your shares may constitute “broker non-votes” or the Organization may have discretionary voting on certain matters. Please see more information above under the question: “If my shares of Fusion Common Stock are held by an Organization in “street name,” will my Organization vote my shares of Fusion Common Stock for me?”

Q:	What if I don’t vote for a proposal on the proxy that I submit?
A:
Unless you give other instructions on the proxy card that you submit, or unless you give other instructions when you submit your proxy by Internet or by phone, the persons named as proxies will vote your shares “FOR” each of Proposal Nos. 1, 2, 3, 4, 6 and 8, “FOR” each of the seven director nominees identified in Proposal No. 5 elsewhere in this proxy statement, and “FOR” the advisory vote on the frequency of holding advisory votes on executive compensation every three (3) years in Proposal No. 7. If any other business properly comes before the Annual Meeting or any adjournments or postponements thereof, the persons named as proxies will vote your shares in accordance with the recommendations of the Board.

Q:	What happens if the Annual Meeting is postponed or adjourned?
A:
Unless a new Record Date is fixed for such postponement or adjournment, your proxy will still be valid and may be voted at the postponed or adjourned Annual Meeting. You will still be able to change or revoke your proxy at any time until it is voted.

Q:	Who will bear the costs of soliciting votes for the Annual Meeting?
A:
Fusion is paying the costs associated with the preparation and distribution the proxy materials and soliciting votes for the Annual Meeting.  If you choose to vote over the Internet, you are responsible for any Internet access charges you may incur.  If you choose to vote by telephone, you are responsible for any telephone charges you may incur. We must also pay brokerage firms, broker-dealers and other similar organizations representing beneficial owner’s certain fees associated with forwarding the printed proxy materials by mail to beneficial owners, and obtaining beneficial owner’s voting instructions. In addition to mailing the Notice, the mailing of copies of the proxy statement, if requested, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communications by our directors, officers and certain of our other employees, who will not receive any additional compensation for such solicitation activities.

Q:	When should I send in my proxy or voting instructions?
A:
You should submit your proxy over the Internet or by telephone as soon as possible, so that your shares of Common Stock will be voted at the Annual Meeting. If your shares are held in “street name” by an Organization, you should submit your voting instructions to the Organization through which you hold your shares, as soon as possible, so that your shares will be voted at the Annual Meeting.

Q:	How can I attend the Annual Meeting?
A:
You are entitled to attend the Annual Meeting if you were a Fusion Stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting.  If you are not a Fusion Stockholder of record but hold shares as a beneficial owner in “street name,” you must provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction form provided by your Organization, or other similar evidence of ownership.

Since seating is limited, admission to the Annual Meeting will be on a first-come, first-serve basis.  You must present a valid photo identification, such as a driver’s license or passport, for admittance.   If you do not provide a photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.  For security reasons, you and your bags are subject to search prior to your admittance. The Annual Meeting will begin promptly at 3:00 p.m., local time, on April 25, 2019.

Q:	Where can I find voting results of the Annual Meeting?
A:
We will announce preliminary voting results at the Annual Meeting, and we will publish final voting results in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q:	What is the deadline for submitting proposals for or nominating individuals for election as directors at the Company’s 2020 annual meeting of stockholders?
A:
As of the date of this proxy statement, we had not received notice of any stockholder proposals for the Annual Meeting, and any proposals received after the date hereof will be considered untimely.

For a stockholder proposal to be considered for inclusion in the proxy statement for our 2020 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our executive office no later than the deadline stated below.  Such proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act, regarding the inclusion of stockholder proposals in a company’s proxy materials. Under Rule 14a-8, in order to be timely, a stockholder proposal must be received at our executive office no later than November 9, 2019 in order to be eligible for inclusion in our proxy statement and proxy for that meeting. Proposals should be addressed to:

Fusion Connect, Inc.
Attention: Corporate Secretary- Stockholder Proposal
420 Lexington Avenue, Suite 1718
New York, New York 10170

Our Bylaws permit stockholders to nominate directors and present other business for consideration at our Annual Meeting. To make a director nomination or present other business for consideration at the Annual Meeting to be held in 2020, you must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our Annual Meeting to be held in 2020, such a proposal must be received on or after December 27, 2019, but not later than January 26, 2020. In the event that the date of our 2020 Annual Meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of this year’s Annual Meeting, such notice by the stockholders must be so received no earlier than 120 days prior to the 2020 Annual Meeting and not later than the 90th day prior to the 2020 Annual Meeting or 10 calendar days following the day on which public announcement of the date of such Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws. The proxy solicited by the Board for the 2020 Annual Meeting will confer discretionary authority to vote as the proxy holders deem advisable on such stockholders proposals which are considered untimely.

Q:	Who can answer questions?
A:	If you have a question about this proxy statement or the matters described herein, you may address such question to our Corporate Secretary at the above address, or may call him at (212) 201-2407.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees the Company’s business affairs and monitors the performance of management.  In accordance with our corporate governance principles, the Board does not involve itself in our day-to-day operations.  The directors keep themselves informed through discussions with our Chief Executive Officer and other member of senior management, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Subject to the terms of the Stockholders Agreement, if a director resigns, dies, becomes disqualified, is removed or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor.

Our Certificate provides that the number of directors will not be less than one nor more than nine and that the actual number shall be fixed according the terms of our Bylaws. Our Bylaws provide that number of directors shall be fixed exclusively by resolution of the Board. In connection with our merger with Birch Communications in May 2018, the Board fixed the number of directors at seven. Our Certificate also provides that a director’s term shall extend from the date of his or her election until the next annual meeting of Fusion Stockholders or his or her successor is duly elected and qualified or until his or her death, resignation or removal.

The Board has proposed a slate of seven nominees for election to the Board. At the Annual Meeting, seven directors will be elected to hold office for a term of one year or until their respective successors are elected and qualified at our 2020 Annual Meeting, or otherwise. Biographical information concerning our director nominees is provided elsewhere in this proxy statement.

Board Meetings and Attendance

During 2018, the Board held a total of 15 meetings.  Based on their period of service during 2018, all incumbent directors attended at least 75% of the meetings of the Board held during the year and all directors attended at least 75% of the total meetings of the committees on which they served.

Annual Meeting Attendance

We do not require Board members to attend the annual meeting of stockholders. Three incumbent directors attended our most recent annual meeting of stockholders.

Stockholder Communications with Directors

The Board recommends that communications with the Board be initiated in writing and addressed as follows:

Fusion Connect, Inc.
Attention: Corporate Secretary- Stockholder Communications
420 Lexington Avenue, Suite 1718
New York, New York 10170

This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board member should be noted in the communication. The Board has instructed our Corporate Secretary to forward such correspondence only to the intended recipient; however, the Board has also instructed our Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his or her discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, some of that correspondence may be forwarded elsewhere within the Company for review and possible response.

Code of Ethics

Since 2004, we have had a Corporate Code of Ethics, the current version of which applies to all members of the Board, the Chief Executive Officer, the President, Chief Operating Officer, the Chief Financial Officer, the Principal Accounting Officer, the Treasurer and any Assistant Treasurer, our Corporate Controller, our Vice President of Finance, the Secretary and each Assistant Secretary and any other officer of the Company that holds the title of executive vice president, senior vice president or vice president.  To receive a copy of our Code of Ethics, you may write to Fusion Connect, Inc., Attention: Corporate Secretary, 420 Lexington Avenue, Suite 1718, New York, New York 10170 or you may contact our Corporate Secretary at (212) 201-2407.  A copy of our Code of Ethics is also posted on our website www.fusionconnect.com. Disclosure of amendments to, or waivers of, provisions of our Code of Ethics will be publicly disclosed in accordance with applicable rules and regulations, and will be made available upon request in the manner indicated above.

BOARD COMMITTEES

The Board has established a Compensation and Nominating Committee, referred to as the Compensation Committee, and an Audit Committee, referred to as the Audit Committee, and together with the Compensation Committee, referred to as the Committees, to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of the Committees and their current members are set forth below:

Compensation Committee

The primary functions of the Compensation Committee are to:

●
evaluate and assess, on an annual basis, the performance of the Chief Executive Officer;

●
make recommendations to the Board regarding base salaries, annual incentive awards (equity and/or cash) and long-term incentive awards for the Chief Executive Officer and, in consultation with the Chief Executive Officer, for other executive officers;

●
establish performance objectives for executive officers under our incentive compensation plans with particular consideration to appropriate levels of risk-taking incentives;

●
make recommendations to the Board regarding employment agreements, severance agreements, change in control agreements and similar arrangements;

●
retain compensation consultants to be used to assist in the evaluation of the compensation of the Chief Executive Officer and other executive officers and obtain advice and assistance from internal and outside legal, accounting or other advisors;

●
subject to the terms of the Stockholders Agreement, review and recommend to the Board the nominees for election as directors and assist the Board in identifying and attracting qualified candidates;

●
periodically review and assess the adequacy and levels of director compensation; and

●
periodically review succession plans for key executive officer positions.

Prior to our merger with Birch Communications in May 2018, the members of the Compensation Committee were Michael J. Del Giudice – Chairman, Paul C. O’Brien and Larry Blum, each of whom was a non-employee member of the Board. Since that merger, the members of the Compensation Committee are Lewis W. Dickey, Jr. – Chairman, Rafe de la Gueronniere and Michael J. Del Giudice. The Board determined that each of these directors was/is independent within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market. The charter of our Compensation Committee is posted on our website www.fusionconnect.com, and a copy of that charter can be obtained by contacting our Corporate Secretary at the address provided above for communications with directors. The information on our website is neither incorporated by reference nor otherwise made a part of this proxy statement. The Compensation Committee held six meetings during 2018.

Stockholder Nomination of Directors

The Compensation Committee currently does not have a formal procedure with regard to the consideration of candidates recommended by Fusion Stockholders.

Director Qualifications

Subject to the terms of the Stockholders Agreement, the Compensation Committee uses the following guidelines contained in its charter to evaluate and recommend the directors for nomination to the Board:

●
recommend to the Board and aid in identifying and attracting qualified candidates to stand for election as directors;

●
periodically evaluate the desirability of and recommend to the Board any changes in the size and composition thereof; and

●
select and evaluate directors in accordance with the general and specific criteria set forth below:

General Criteria: Director selection should include a sufficient number of independent directors to satisfy existing SEC and exchange requirements, and such independent directors should have the appropriate skills, experience and other characteristics to fill all committee positions required to be filled by independent directors;

Specific Criteria: In addition to the general criteria, the Compensation Committee shall develop and periodically evaluate and modify, as appropriate, a set of specific criteria outlining the skills, experience, particular areas of expertise, specific backgrounds and other characteristics that should be represented on the Board to enhance the effectiveness of the Board and its committees, taking into account any particular needs of the Company based on its business, size, strategic objectives, customers and other characteristics;

●
evaluate each new director candidate and each incumbent director before recommending that the Board nominate or re-nominate such individual for election or reelection as a director based on the extent to which such individual meets the general and specific criteria above;

●
diligently seek to identify potential candidates who will strengthen the Board, by establishing procedures for soliciting and reviewing potential nominees from directors and stockholders; and

●
submit to the Board the candidates for director to be recommended by the Board for election at each annual meeting of stockholders and to be added to the Board at any other time due to board expansion, director resignations, retirements or otherwise.

Audit Committee

The Audit Committee’s primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the integrity of the Company’s financial statements, its internal control systems, its auditing, accounting and financial reporting processes (including those associated with the Sarbanes-Oxley Act of 2002) and the qualification and independence of its independent accountants. The Audit Committee’s primary duties are to:

●
serve as an independent and objective party to monitor Fusion’s quarterly and annual financial reporting process and the adequacy of its internal control systems;

●
review and appraise the audit efforts of the independent accountants; and

●
provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

To fulfill its responsibilities and duties, the Audit Committee:

●
reviews and discusses with management and the independent accountants the Company’s annual audited financial statements and any reports or other financial information submitted to any governmental body or to the public;

●
reviews with management and the independent accountants the Company’s quarterly financial statements prior to the filing of the Company’s Quarterly Reports on Form 10-Q or prior to release of earnings for the quarter;

●
reviews and approves any related-party transactions;

●
appoints and replaces the independent accountants and approves the professional fees to be paid to the independent accountants, including the range of audit and non-audit fees;

●
reviews with the independent auditors all critical accounting policies and practices being used by the Company;

●
ensures the independence of the independent accountants by preapproving all auditing and non-audit services to be performed for the Company, ensure the rotation of audit partners as required by law, and discusses with the independent accountant’s the matters required to be discussed by applicable auditing standards;

●
reviews any significant disagreements among management and the independent accountants in connection with the preparation of the Company’s financial statements;

●
establishes procedures relating to the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting and auditing matters; and

●
establishes, reviews and updates periodically the Company’s Code of Ethics to ensure that management has established a system to monitor and enforce the Code of Ethics.

Prior to our merger with Birch Communications in May 2018, the members of the Audit Committee were Paul C. O’Brien – Chairman, Michael Del Giudice and Larry Blum, each of whom was a non-employee member of the Board. Since that merger, the members of the Audit Committee are Michael Del Giudice – Chairman, Lewis W. Dickey, Jr. and Holcombe Green, III. The Board has determined that Michael Del Giudice is an Audit Committee Financial Expert within the meaning of SEC rules. The Board has also determined that each of these directors was/is independent within the meaning of Rule 5605(a)(2). The Audit Committee charter is posted on our website www.fusionconnect.com, and a copy of the charter can also be obtained by contacting our Corporate Secretary. The information on our website is neither incorporated by reference nor otherwise made a part of this proxy statement. The Audit Committee held seven meetings in 2018.

 Board Role in Risk Oversight

The Board has overall responsibility for risk oversight, with a particular focus on those areas of risk that might have the most significant impact on the Company. These risk oversight responsibilities are primarily discharged through the Audit Committee and the Compensation Committee. The roles of these committees in risk evaluation are as follows:

Audit Committee. The Audit Committee oversees the risk management policies and practices related to the financial reporting process and to our published financial statements. In addition, from time-to-time the Audit Committee reviews those risk management policies and practices with executive management and our auditors, to insure full compliance and the minimization of finance-related risks.

Compensation Committee. The Compensation Committee oversees the risk management policies and practices related to compensation and compensation-related risks, as well as possible risks related to succession planning. This oversight responsibility specifically includes working with executive management in relation to employee compensation policies, practices and programs.

Our executive officers direct the day-to-day implementation and monitoring of the management policies and practices established by the Board and the Committees. As part of its periodic meetings with executive management, the Board reviews the Company’s risk management policies and practices.

Stockholders Agreement

On the date the Company acquired Birch Communications, Fusion, the pre-closing members of the Fusion Board and BCHI entered into the Stockholders’ Agreement. Under that agreement, the parties agreed that the new Fusion Board would initially be set at seven (7) members, of which (a) three (3) persons (at least one (1) of whom must be an independent director within the meaning of the Nasdaq listing standards) would be designated for appointment to the Fusion Board by BCHI; (b) three (3) persons (at least one (1) of whom must be an independent director within the meaning of the Nasdaq listing standards) would be designated for appointment to the Fusion Board by the members of the pre-closing Fusion Board or, subsequently, the Fusion designees; and (c) one (1) person (who must also be independent within the meaning of the Nasdaq listing standards) would be designated by BCHI with the prior written approval (not to be unreasonably withheld, conditioned or delayed) of the Fusion designees. The Fusion designees are Matthew D. Rosen, Marvin S. Rosen and Michael J. Del Giudice; the BCHI designees are Holcombe T. Green, Jr., Holcombe T. Green, III and Lewis W. Dickey, Jr.; and the independent designee is Rafe de la Gueronniere. The Stockholders’ Agreement requires each party to vote its respective shares of Fusion Common Stock in favor of electing to the Fusion Board individuals nominated in accordance with the foregoing provisions. The rights of the Fusion designees and BCHI to nominate directors to the Fusion Board continues (i) as to the Fusion designees, until such time as Marvin S. Rosen and Matthew D. Rosen collectively beneficially own less than one and one-half percent (1.5%) of the then issued and outstanding shares of Fusion Common Stock, and (ii) as to BCHI, until such time as it and its affiliates collectively beneficially own less than twenty percent (20%) of the number of shares of Fusion Common Stock owned by them as of the date Fusion acquired Birch Communications.

AUDIT COMMITTEE REPORT

With respect to the year ended December 31, 2018, in addition to its other work, the Audit Committee has:

●
reviewed and discussed with management and EisnerAmper, our independent registered public accounting firm, our audited consolidated financial statements as of December 31, 2018 and the year then ended;

●
discussed with EisnerAmper the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our financial statements; and

●
received from EisnerAmper written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” In addition, the Audit Committee discussed with EisnerAmper its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

Based on the review and discussion summarized above, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s 2018 Annual Report on Form 10-K for filing with the SEC.

Submitted by: /s/ Michael J Del Giudice, Chairman /s/ Holcombe T. Green, III /s/ Lewis W. Dickey, Jr.

DIRECTOR COMPENSATION

Prior to consummation of our merger with Birch Communications, the members of our Board did not receive cash compensation for their services on the Board or Committees. However, they were reimbursed for out-of-pocket expenses incurred in attending Board and Committee meetings.  In connection with the Birch merger, each of the departing non-employee directors received a special one-time bonus payment in the amount of $40,000.

The following table provides information relating to the compensation paid or payable to the directors of the Company for the 2018 fiscal year.

Name	Fees Earned Or Paid In Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)(3)
Matthew D. Rosen	$--	$--	$--	$--	$--	$--	$--
Holcombe T. Green, Jr.	$--	$132,603	$--	$--	$--	$--	$132,603
Marvin S. Rosen	$--	$132,603	$--	$40,000	$--	$--	$172,603
Holcombe T. Green, III	$--	$132,603	$--	$--	$--	$--	$132,603
Lewis W. Dickey, Jr.	$--	$149,179	$--	$--	$--	$--	$149,179
Rafe de la Gueronniere	$--	$132,603	$--	$--	$--	$--	$132,603
Michael Del Giudice	$--	$149,179	$--	$40,000	$--	$--	$189,179
Philip D. Turits	$--	$--	$--	$--	$--	$--	$--
Jack Rosen	$--	$--	$--	$40,000	$--	$--	$40,000
Larry Blum	$--	$--	$--	$40,000	$--	$--	$40,000
Paul C. O’Brien	$--	$--	$--	$40,000	$--	$--	$40,000
William Rubin	$--	$--	$--	$40,000	$--	$--	$40,000
_________

(1)
Since the closing of the Birch Communications acquisition, all Board and committee fees have been paid in restricted shares of Fusion Common Stock. The value attributable to these shares of restricted stock is computed based on aggregate grant date fair value in accordance with Financial Accounting Standards Board ASC Topic 718, or FASB 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)
The amounts included in this column represent a one-time special cash bonus paid to these directors in connection with the closing of the Company’s acquisition of Birch Communications and in recognition of their past service on the Board.

(3)
The table does not include expenses incurred in attending Board and Committee meetings that were reimbursed in accordance with the Company’s expense reimbursement policy.

EXECUTIVE OFFICERS

Set forth below is a brief description of the present and past business experience of each of our executive officers.

Matthew D. Rosen, Chief Executive Officer and Director

Mr. Rosen has served as our Chief Executive Officer since March 2006 and as Chairman of the Board since May 2018. Mr. Rosen served as our President from March 2006 until March 2008, as our Chief Operating Officer from August 2003 to March 2006, as our Executive Vice President and Chief Operating Officer from February 2002 to August 2003, as our Executive Vice President and President of Global Operations from November 2000 to January 2002 and as our President of US Operations from March 2000 to November 2000. From 1998 to 2000, he held various management positions, including President of the Northwest and New England Operations for Expanets, an integrated network communications service provider with $1.3 billion of annual revenue. From 1996 to 1998, he was Corporate Director of Operations for Oxford Health Plans, a health care company with $4 billion of annual revenue, where he worked on developing and executing turnaround strategies. Prior to his role as Corporate Director of Operations, Mr. Rosen held an executive position in a start-up healthcare technology subsidiary of Oxford where he played an integral part in developing strategy and building its sales, finance and operations departments. Prior to working at Oxford, Mr. Rosen was an investment banker in Merrill Lynch’s corporate finance department.

Russell P. Markman, President and Chief Operating Officer

Mr. Markman has served as President of the Company since November 2018, Acting President of the Company from June 2018 to November 2018 and as Chief Operating Officer of the Company since May 2018. Mr. Markman previously served as our President of Business Services from January 2015 to May 2018, and the Executive Vice President of Business Services from October 2012 to January 2015. Prior to the Company’s acquisition of Network Billing Systems, LLC n/k/a Fusion LLC, referred to as NBS, in October 2012, Mr. Markman served as President of NBS from January 2009 to October 2012. Prior to becoming President of NBS, Mr. Markman served as Vice President of Operations of NBS from October 2003 to October 2012. Prior to joining NBS, Mr. Markman established the alternate channel distribution program for commercial sales at RCN Corporation, where he served as Director of Commercial Sales.

Keith Soldan, Chief Financial Officer and Principal Accounting Officer

Mr. Soldan has served as our Chief Financial Officer and Principal Accounting Officer since November 2018 and served as our Acting Chief Financial Officer and Acting Principal Accounting Officer from May 2018 to November 2018. Mr. Soldan joined the Company in May 2018 as Vice President, Finance through the Company merger with Birch Communications where he served as Vice President, Corporate Finance and Accounting since March 2017. Prior to joining Birch Communications in March 2017, Mr. Soldan served as Vice President, Corporate Controller for Internap from March 2016 to March 2017 and as its Vice President, Corporate Finance from March 2014 to March 2016. Prior to joining Internap, Mr. Soldan worked at EarthLink from July 2005 through April 2014, where he held various positions including Senior Director/Divisional Chief Financial Officer. Mr. Soldan is a Certified Public Accountant.

John (Dan) Foster, Chief Revenue Officer

Mr. Foster has served as Chief Revenue Officer of Fusion since June 2018 (when the Company acquired MegaPath Holding Corporation). Prior to joining the Company, Mr. Foster served as President and Chief Operating Officer of MegaPath from July 2016 to June 2018, as Chief Revenue Officer of MegaPath from May 2015 to June 2016, as its President from June 2011 to March 2015, and as its Chief Sales and Marketing Officer from November 2006 to December 2010. From December 2010 to June 2011, Mr. Foster was Vice President of Residential, Commercial and Government Sales at SolarCity (now Tesla Energy).

James P. Prenetta, Jr., Executive Vice President and General Counsel

Mr. Prenetta has served as Executive Vice President and General Counsel of the Company since June 2017 and previously served in that role from May 2014 through January 2015. From January 2015 to June 2017, Mr. Prenetta acted as Corporate Counsel to Fusion. From September 2009 to January 2017, Mr. Prenetta served as General Counsel and Corporate Secretary for Hibernia NGS Limited and its subsidiaries. Prior to joining Hibernia, Mr. Prenetta served as Senior Vice President, General Counsel and Corporate Secretary for One Communications Corp. and its predecessor CTC Communications Corporation from January 2004 to September 2009. From 2003 to 2009, Mr. Prenetta also served as special counsel to Columbia Ventures Corporation, an investment firm.

Brian George

Mr. George has served as our Chief Technology Officer since November 2018. Mr. George served as our Senior Vice President of Technology and Infrastructure from March 2016 to November 2018, as Vice President, Network and System Engineering from June 2014 to March 2016, as Senior Director, Network Engineering from January 2013 to June 2014, and as Director, Network Engineering from November 2012 to January 2013. Prior to the Company’s acquisition of NBS, Mr. George served as Director, Network Engineering of NBS.

Jonathan Kaufman, Chief Strategy Officer

Mr. Kaufman has served as our Chief Strategy Officer since January 2015. Prior to assuming that position, Mr. Kaufman served as President, Business Services, from October 2012 (when the Company acquired NBS, a company he founded in 1998) until January 2015.  From its founding until its sale in 2012, Mr. Kaufman served as Chief Executive Officer of NBS. Prior to founding NBS, Mr. Kaufman served as Chief Executive Officer of Target Telecom Inc., a telecommunications service company that he founded in 1984 and sold to WorldCom in 1996.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for our Named Executive Officers (1).

Name and Principal Position	Year	Salary (1) ($)	Bonus (1) ($)	Stock awards ($)(2)	Option Awards (2) ($)	Nonequity incentive plan compensation ($)	All Other Compensation (3) ($)	Total ($)

Matthew D. Rosen,	2018	425,000	1,687,500	10,499,125	--	--	90	12,611,715
Chief Executive Officer	2017	425,000	212,500	--	1,706,196	--	1,917	2,345,613

Russell P. Markman,	2018	250,000	152,500	1,012,500	--	--	762	1,415,762
President and Chief Operating Officer

James P. Prenetta, Jr.,	2018	250,000	152,500	945,000	--	--	258	1,347,758
Executive Vice President and General Counsel
 __________________________
(1)
Included in these columns are amounts earned, though not necessarily paid to, the Named Executive Officer, during the corresponding fiscal year.  Named Executive Officers consists of: (i) our Principal Executive Officer regardless of compensation level, (ii) our two most highly compensated Executive Officers (other than our Principal Executive Officer), who were serving as such on December 31, 2018 and whose annual compensation exceeded $100,000, and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an Executive Officer on December 31, 2018.

(2)
Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2018 and 2017, for restricted stock and option awards. The value attributable to restricted share and option awards is computed based on aggregate grant date fair value in accordance with FASB 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)	Reflects insurance premiums paid by us.

Outstanding Equity Awards at Year End

The following table provides information concerning unexercised options and stock awards that have not vested for each Named Executive Officer as of December 31, 2018.  The table gives effect to the Company’s 1-for-1.5 reverse split completed in May 2018.

	OPTION AWARDS					STOCK AWARDS
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards; Number of securities underlying unexercised unearned options (#)	Option exercise prices ($)	Grant Date	Option expiration dates	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards; Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards; market or payout value of unearned shares, units or other rights that have not vested ($)
Matthew D. Rosen
	4,667	--	--	8.25	3/26/2009	3/26/2019	--	--	--	--
	5,834	--	--	9.00	4/14/2010	4/14/2020	--	--	--	--
	5,834	--	--	6.75	10/19/2011	10/19/2021	--	--	--	--
	6,667	--	--	8.25	10/17/2012	10/17/2022	--	--	--	--
	47,491	--	--	6.38	7/29/2013	7/29/2023	--	--	--	--
	19,324	--	--	5.28	10/17/2014	10/17/2024	--	--	--	--
	34,010	--	--	5.18	10/17/2014	10/17/2024	--	--	--	--
	66,667	--	--	3.11	10/06/2015	10/06/2025	--	--	--	--
	111,668	54,999	--	1.89	11/11/2016	11/11/2026	--	--	--	--
	177,584	344,722	--	3.77	11/13/2017	11/13/2027	--	--	--	--
							3,304,252	8,756,268(1)
Total	479,746	399,721					3,304,252	8,756,268(1)
							--	--	--	--

Russell P. Markman
							-	-	-	-
	2,667	--	--	9.00	11/30/2012	11/30/2022	-	-	-	-
	9,796	--	--	6.38	7/29/2013	7/29/2023	-	-	-	-
	13,334	--	--	5.28	10/17/2014	10/17/2024	-	-	-	-
	16,667	--	--	3.11	10/06/2015	10/06/2025	-	-	-	-
	24,567	12,100		1.89	11/11/2016	11/11/2026	-	-	-	-
							375,000	1,012,500(1)
Total	67,031	12,100					375,000	1,012,500(1)

James P. Prenetta, Jr.							-	-	-	-
	5,334	--	--	8.25	5/28/2014	5/28/2024	-	-	-	-
	3,334	--	--	5.28	10/17/2014	10/17/2024	-	-	-	-
	3,334	--	--	3.11	10/06/2015	10/06/2025	-	-	-	-
	6,700	3,300	--	1.89	11/11/2016	11/11/2026	-	-	-	-
	7,934	15,400	--	2.18	7/01/2017	7/01/2027	-	-	-	-
							350,000	945,000(1)
Total	26,636	18,700					350,000	945,000(1)	--	--
___________

(1)
The value attributed to the restricted shares issued to Messrs. Rosen, Markman and Prenetta is computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The restricted stock granted to Mr. Rosen vests at the rate of 8.3% per quarter over a 2.5 year period. The restricted shares granted to Messrs. Markman and Prenetta vest at the rate of 20% on the first anniversary of the grant date, 30% on the second anniversary of the grant date and the remaining 50% on the third anniversary of the grant date. Vesting accelerates in the event of a termination of employment within six months following a change in control.

(2)
 All options vest ratably over three years from the date of grant subject to acceleration under certain circumstance.

Employment Agreements, Termination of Employment and Change-In-Control Arrangements

On November 7, 2018, the Company entered into a new employment agreement with Matthew D. Rosen, the Company’s Chief Executive Officer and Chairman of the Board (the “Employment Agreement”). The Employment Agreement, which was effective as of November 6, 2018, replaced the Company’s existing employment agreement with Mr. Rosen dated November 5, 2015. The Employment Agreement has an initial term that ends on October 31, 2021; however, the initial term shall automatically extend for an additional two year period unless the Company or Mr. Rosen provides the other with written notice of its/his intent to terminate the Employment Agreement no less than ninety (90) days prior to the expiration of the initial term. Under the terms of the Employment Agreement, beginning December 31, 2018, Mr. Rosen’s base salary was increased to $1,000,000 per year, subject to annual reviews and increases at the discretion of the Board. The Employment Agreement also provides that Mr. Rosen will be eligible for an annual bonus or incentive compensation ranging from 50% and up to 200% of his base salary, based upon the achievement of corporate and individual performance targets determined by the Board. In addition, Mr. Rosen will receive a one-time special cash bonus in the amount of $2,383,333.28, subject to applicable withholdings, paid in six installments specified in the Employment Agreement. Under the Employment Agreement, the Company granted Mr. Rosen 3,961,934 shares of common stock of which shares 657,682 vested on the date of grant and the remaining 3,304,249 shares vest in equal quarterly installments over 2.5 years from the effective date of the Employment Agreement (the “Restricted Shares”). In the event of a change of control of the Company, a termination of Mr. Rosen’s employment without cause, a departure by Mr. Rosen for good reason (each as described in the Employment Agreement), or a non-renewal of Mr. Rosen’s employment, the Restricted Shares and any other equity-based grants held by Mr. Rosen automatically vest in full. Further, the Employment Agreement provides that if the Company sells all or substantially all of its consolidated assets or it sells more than 50% of the equity securities of the Company during the term of the Employment Agreement, Mr. Rosen will be entitled to a one-time cash bonus equal to 3% of the aggregate consideration paid/distributed to stockholders of the Company. If Mr. Rosen is terminated due to his disability or death, he (or his estate) will receive his base pay for the remaining term of the Employment Agreement, with a minimum of six months of pay, as well as any other accrued obligations owed to Mr. Rosen. If the Company terminates Mr. Rosen without cause or if Mr. Rosen voluntary departs for good reason (each as described in the Employment Agreement), the Company is obligated to pay Mr. Rosen any amounts that have accrued and are owed to him, as well as a cash payment, in twelve (12) equal monthly installments after the date of termination, of (a) 200% of (i) his base salary and (ii) the highest annual bonus paid to Mr. Rosen during the three preceding years, and (b) any pro-rata bonus that would have otherwise been payable to Mr. Rosen had he completed the full year of employment and as if the performance metrics, if any, were met. The Employment Agreement further provides that Mr. Rosen is entitled to participate in all benefit plans provided to key executives of the Company. The Employment Agreement provides that Mr. Rosen may not engage in or profit from a competitive business (as defined in the Employment Agreement) while the Employment Agreement is in effect. In the event that the Employment Agreement is not renewed following expiration of the initial term or any extension, the non-compete clause will apply for a period of twelve months following Mr. Rosen’s departure only if the Company elects to pay severance to Mr. Rosen in an amount equivalent to that which he would be entitled if he was terminated without Cause.

Russell P. Markman serves as our President and Chief Operating Officer. Mr. Markman does not currently have a written employment agreement with the Company. Mr. Markman’s annual salary was raised from $250,000 to $400,000 effective January 1, 2019 and his annual bonus potential was increased from 25% to 40% of his annual salary. Mr. Markman received two cash bonuses in 2018 totaling $152,500, in addition to grants of restricted stock as set forth above. In the event that Mr. Markman is terminated within six months following a change in control of the Company, he would be entitled to severance in an amount equal to six months base salary.

James P. Prenetta, Jr. serves as our Executive Vice President and General Counsel. Mr. Prenetta does not currently have a written employment agreement with the Company. Mr. Prenetta’s annual salary was raised from $250,000 to $335,300 effective January 1, 2019 and his annual bonus potential was raised from 20% to 35%. Mr. Prenetta received two cash bonuses in 2018 totaling $152,500, in addition to grants of restricted stock as set forth above. In the event that Mr. Prenetta is terminated within six months following a change in control of the Company, he would be entitled to severance in an amount equal to six months base salary.

 Determination of Executive Compensation

The compensation of our Chief Executive Officer is determined by the Compensation Committee.  The compensation of our other executive officers is determined by the Compensation Committee, in consultation with the Chief Executive Officer.  In determining the levels and forms of compensation to be paid to our executive officers, the Compensation Committee considers overall Company performance, departmental or business segment performance, individual executive performance and experience, internal equity with regard to other executive positions, general economic conditions, and typical levels and forms of compensation at similarly-sized companies with business models similar to ours.

In considering levels and forms of compensation at other companies, the Compensation Committee relies not only on its own knowledge, but also on published salary reviews and compensation studies for companies with business models similar to ours, for specific executive positions and for our industry in general.

Our goal is to provide each of our executive officers with a total compensation package (base salary, the potential for a performance-based annual cash bonus, and time-based equity incentives) that is competitive.  We endeavor to appropriately balance the levels of fixed compensation and “at risk” compensation, as well as the levels of cash compensation and equity incentives.

In addition to cash-based and equity-based compensation, our executive officers are eligible to participate in the benefit programs that are offered to all of our employees, including medical insurance, dental insurance, life insurance, a 401(k) plan, and a variety of other elective benefit plans.  We do not offer perquisites or other significant benefits to our executive officers that are not otherwise available to all of our employees.

 2016 Equity Incentive Plan

On October 28, 2016, our stockholders approved the 2016 Fusion Telecommunications International, Inc. 2016 Equity Incentive Plan, referred to as the 2016 Plan, which was previously adopted by the Board on August 22, 2016. The 2016 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, referred to as SARs, restricted stock, restricted stock units, stock grants, stock units, performance shares, performance share units and performance cash, collectively referred to as awards. The 2016 Plan also permits the grant of awards that are intended to qualify for the “performance-based compensation” exception to the $1.0 million limitation on the deduction of compensation imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended, referred to as the Tax Code. The 2016 Plan supersedes and replaces the 2009 Plan (as defined below), which plan remains in effect solely with respect to outstanding awards that have not been exercised, forfeited, canceled, expired or otherwise terminated. The 2016 Plan provides a long-term, equity-based incentive designed to assist our retention of key personnel, align the interests of our Directors, executive officers and employees with those of our stockholders and focus participants on the achievement of long-term business objectives that will increase share value.

The total number of shares of common stock reserved under the 2016 Plan is an amount equal to ten percent (10%) of the Fusion Common Stock outstanding from time-to-time, plus shares from any award granted under the 2009 Plan that terminates, expires or lapses in any way following the effective date of the 2016 Plan. In addition, the 101,749 shares not granted under the 2009 Plan were moved to, and made available for future grant under the 2016 Plan. Subject to the express provisions of the 2016 Plan, if any award granted under the 2016 Plan terminates, expires, or lapses for any reason, or is paid in cash, any stock subject to, or surrendered, is available again for the grant of an award under the 2016 Plan. The exercise of a stock-settled SAR, or broker-assisted “cashless” exercise of an option (or a portion thereof) reduces the number of shares of Fusion Common Stock available for issuance pursuant to the 2016 Plan by the entire number of shares of Fusion Common Stock subject to that SAR or option (or applicable portion thereof), even though a smaller number of shares of Fusion Common Stock will be issued upon such an exercise. Also, shares of Fusion Common Stock tendered to pay the exercise price of an option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an award are not available for future use under the 2016 Plan.

The 2016 Plan contains the following provisions, which the Company believes reflect best practices for equity-compensation plans: (i) prohibits the grant of stock options and SARs with discounted exercise prices, (ii) prohibits the repricing of stock options and SARs without stockholder approval, (iii) prohibits the recycling of awards tendered in payment of an option or withheld to satisfy tax obligations; (iv) contains a definition of change in control whereby potential acceleration of awards will only occur in the event of an actual change in control transaction; (v) includes, as a general rule, double-trigger vesting following a change in control; and (vi) imposes a $500,000 limit on the value of awards that may be granted to any one participant who is a non-employee director during any 12-month period.

The 2016 Plan is administered by the Compensation Committee.  The Compensation Committee determines, from time to-time, those of our executive officers, Directors and employees to whom awards will be granted, the amount of the awards granted to each individual, the vesting schedule of the awards and all other terms and conditions of the award. As of December 31, 2018, the Company had granted options to purchase 1,680,214 shares of Fusion Common Stock under the 2016 Plan and a total of 5,779,102 shares of restricted stock. No other forms of awards have been granted.

2009 and 1998 Stock Option Plans

On December 17, 2009, the stockholders approved and ratified our 2009 Stock Option Plan, referred to as the 2009 Plan, which was previously adopted by the Board in March 2009. This plan replaced our 1998 Stock Option Plan, the term of which expired as to new option grants. Options to purchase 70 shares of Fusion Common Stock remain outstanding under the expired 1998 Stock Option Plan, with such options expiring at various dates through 2020. All options outstanding under the 1998 Stock Option Plan are “under water.”

The number of shares reserved for issuance under the 2009 Plan was 1,260,000.  The 2009 Plan is administered by the Compensation Committee.  As of December 31, 2018, there were outstanding options to purchase 570,803 shares of Fusion Common Stock under the 2009 Plan.

OWNERSHIP OF VOTING SECURITIES

Principal Stockholders

The Company has only one class of voting securities. As of the Record Date, there were 81,967,263 shares of Fusion Common Stock issued and outstanding.  The following table presents information regarding the beneficial ownership of our shares as of the Record Date by:

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each person who beneficially owns more than five (5%) of our voting securities;

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each of our directors and Named Executive Officers individually; and

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all executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the following table is c/o Fusion Connect, Inc., 420 Lexington Avenue, Suite 1718, New York, NY 10170. We believe that all persons, unless otherwise noted, named in the following table have sole voting and investment power with respect to all shares shown as being owned by them. Under US securities laws, a person is considered to be the beneficial owner of securities owned by him/her (or certain persons whose ownership is attributed to him/her) and that can be acquired by him/her within 60 days from that date, including upon the exercise of options or warrants or the conversion of convertible securities.

We determine a beneficial owner’s percentage ownership by assuming that options, shares of restricted stock, warrants or convertible securities that are held by such owner, but not those held by any other person, and which are exercisable within 60 days of the Record Date, have been exercised or converted.

Name and Address of Beneficial Owner	Number of Voting Shares Beneficially Owned	Percentage of Voting Shares
Holcombe T. Green, Jr.	49,776,310(1)	60.7%
Matthew D. Rosen	1,008,438(2)	1.2%
Holcombe T. Green, III	3,835,155(3)	4.7%
Marvin S. Rosen	1,195,796(4)	1.5%
Lewis W. Dickey, Jr.	3,500	*
Michael J. Del Giudice	61,249(5)	*
Rafe de la Gueronniere	0	*
Russell P. Markman	67,031(6)	*
James P. Prenetta, Jr.	123,303(7)	*
Executive Officers and Directors as a group (13 persons)	56,132,014	67.4%
BCHI Holdings, LLC** 3060 Peachtree Road, NW, Suite 1065 Atlanta, GA 30305	49,776,310	60.7%
R. Kirby Godsey c/o BCHI Holdings, LLC 3060 Peachtree Road, NW, Suite 1065 Atlanta, GA 30305	11,674,199(8)	14.2%
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* Less than 1% of outstanding shares

(1) Includes (i) 23,064,347 shares of Fusion Common Stock held directly by BCHI, of which Mr. Green, Jr. is a member and for which Mr. Green, Jr. may be deemed to beneficially own because he has voting power over such shares; (ii) 20,059,634 shares for which Mr. Green, Jr. shares dipositive power as the managing member of BCHI but for which he has no pecuniary interest; (iii) 1,287,548 shares indirectly owned by the Holcombe T. Green, Jr. 2013 Five Year Annuity Trust, (iv) 321,886 shares indirectly owned by The HTG III 2015 Five-Year Annuity Trust, (v) 321,886 shares indirectly owned by The FHG 2015 Five-Year Annuity Trust, (vi) 643,774 shares indirectly owned by the FHG 2017-Two-Year Annuity Trust, (vii) 643,774 shares indirectly owned by the FHG 2017 Four-Year Annuity Trust, (viii) 643,774 shares indirectly owned by the HTG III 2017 Two-Year Annuity Trust, (ix) 643,774 shares indirectly owned by The HTG III 2017 Four-Year Annuity Trust, (x) 1,072,957 shares indirectly owned by The FHG 2018 Two-Year Annuity Trust, (xi) 536,478 shares indirectly owned by The FHG 2018 Four-Year Annuity Trust, and (xii) 536,478 shares indirectly owned by The FHG 2018 Five-Year Annuity Trust. With respect to the shares reported in (iii) through (xii) above, Mr. Green, Jr. is trustee. With respect to the shares of Fusion Common Stock reported in (i) and (ii) through (xii), Mr. Green, Jr. disclaims beneficial ownership except to the extent of his pecuniary interest and in the case of (ii) he disclaims beneficial ownership of those shares.

(2) Includes 479,746 shares of Fusion Common Stock issuable upon the exercise of stock options.

(3) These shares of Fusion Common Stock are held directly by BCHI, of which Mr. Green, III is a member. Mr. Green may be deemed to beneficially own the reported shares of Common Stock because he has voting power over such shares. Mr. Green, III disclaims beneficial ownership except to the extent of his pecuniary interest.

(4) Includes 10,699 shares issuable upon the exercise of options.

(5) Includes 10,669 shares of Fusion Common Stock issuable upon the exercise of options and 7,588 shares of Fusion Common Stock held in the name of Catskill Investor Group, LLC

(6) Represents shares of Fusion Common Stock issuable upon the exercise of options.

(7) Includes 26,636 shares of Fusion Common Stock issuable upon the exercise of options.

(8) These shares of Fusion Common Stock are held directly by BCHI, of which Mr. Godsey is a member. Mr. Godsey may be deemed to beneficially own the reported shares of Common Stock because he has voting power over such shares. Mr. Godsey disclaims beneficial ownership except to the extent of his pecuniary interest.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that every person who is directly or indirectly the beneficial owner of more than 10% of any class of any equity security (other than an exempted security) which is registered pursuant to Section 12 of the Exchange Act, or who is a director or an officer of the issuer of such security, file the ownership reports required by Section 16 of the Exchange Act.

Based solely upon the Company’s review of Forms 3 and 4 and amendments thereto furnished to it during or with respect to its most recent fiscal year, and Forms 5 and amendments thereto furnished to it with respect to its most recent fiscal year and any written representation from a reporting person (as defined in Item 405 of Regulation S-K) that no Form 5 is required, during the Company’s most recent fiscal year the following Section 16 officers, directors and beneficial owners of more than 10% of any class of our equity securities failed to timely file the following reports: each of Matthew D. Rosen and Marvin S. Rosen failed to timely file a Form 4 and John Foster failed to timely file his Form 3 and a Form 4, in each case with respect to one transaction.

Certain Relationships, Related Transactions and Director Independence

Loans, Repayment of Loans and Investments in, Fusion.  In connection with the Company’s acquisition of Birch Communications on May 5, 2018, the Birch Closing, Holcombe T. Green, Jr., Vice Chairman of the Fusion Board, loaned the Company $10 million, which is evidenced by a subordinated promissory note, or the Green Note. The Green Note accrues interest at a rate of 13% per annum, was issued with an original issue discount of 4% and matures on the date which is 91 days after the maturity date of our second lien secured credit facility. Prior to maturity, only interest is payable on the Green Note. The Green Note is unsecured, and obligations thereunder are subordinated to amounts borrowed under our first lien and second lien credit facilities.

In addition, in connection with the Birch Closing, the Company prepaid an aggregate of approximately $3.0 million of indebtedness of Birch Communications under subordinated notes, each dated October 28, 2016, in favor of Holcombe T. Green, Jr., R. Kirby Godsey and the Holcombe T. Green, Jr. 2013 Five-Year Annuity Trust. The remaining indebtedness thereunder continues to be evidenced by amended and restated subordinated notes, each dated as of May 4, 2018, with an aggregate principal amount of $3.3 million, collectively, the Bircan Notes. The Bircan Notes currently have an interest rate of 12% per annum, and are amortized in three equal installments, to be paid off completely in March 2019, with interest due in quarterly installments. The Company is currently in discussions with the holders of the Bircan Note to extend the maturity date until March 2020. There can be no assurance that the requested extension will be obtained. The indebtedness under the Bircan Notes is unsecured, and obligations thereunder are subordinated to the Company’s credit facilities.

Further, in connection with the Birch Closing, the Company repaid, in full, approximately $929,000 of indebtedness that was owed to Marvin S. Rosen under the terms of an unsecured promissory note, dated November 14, 2016.

Immediately prior to the Birch Closing, the Company entered into a preferred stock purchase agreement with Holcombe T. Green, Jr. pursuant to which it issued and sold to Mr. Green 15,000 shares of its Series D Cumulative Preferred Stock, par value $0.01 per share, or Series D Preferred Stock, for an aggregate purchase price of $14.7 million, and we paid a $200,000 closing fee to Mr. Green. The Series D Preferred Stock has a stated value of $15.0 million. The Series D Preferred Stock accrues dividends when, as and if declared by the Fusion Board at an annual rate of 12% per annum, payable monthly in arrears on a cumulative basis.

Indemnification Arrangements for the Benefit of the Company As an inducement to Fusion executing the Birch merger agreement, BCHI entered into a letter agreement with Fusion, under the terms of which, as amended, BCHI agreed, for a period of eighteen (18) months following the closing of the Birch acquisition, to indemnify and hold harmless the Company for and against any and all losses in excess of $500,000 that are related to, or arise from, certain specified litigation and regulatory matters, subject to a maximum aggregate liability of $25.0 million. Under this indemnity, BCHI has the right to assume the defense of these matters and has the right to settle such matters so long as such settlement does not involve any monetary payment by Fusion and does not otherwise have a material adverse effect on the business of Fusion.  Amounts owed by BCHI to Fusion under this indemnity are payable in cash or through the transfer to Fusion of a number of shares of Fusion Common Stock owned by it equal to (rounded up or down to the nearest whole share) (1) the amount of such obligation, divided by (2) the greater of (A) $3.00, or (B) the weighted average daily closing bid price of the Fusion Common Stock, as reported by Nasdaq (or any successor to such exchange), for five (5) consecutive trading days ending immediately prior to the third business day preceding the date of such transfer. Any cash payment and/or return of shares of Fusion Common Stock must be completed within five business days of the date that Fusion (or its subsidiary’s) liability is determined. During the eighteen (18) month indemnity period, BCHI is required, at all times, to maintain in its name liquid assets and shares of Fusion Common Stock with an aggregate value of no less than $25.0 million; provided, that for the purposes of determining the value of the shares of Fusion Common Stock held by BCHI, such shares are deemed to have a value of not less than $3.00 per share, regardless of the then-current market price for Fusion’s common stock.

In addition, at the Birch Closing, BCHI and Fusion also entered into a separate tax indemnification letter agreement, or the Tax Indemnity Letter, whereby BCHI agreed to indemnify and hold harmless Birch Communications, LLC, or BCLLC, a wholly-owned subsidiary of Fusion, and each of the other subsidiaries of BCLLC, from and against any and all liabilities for unpaid state income or franchise taxes, late fees and penalties and interest owed for 2017 and prior years and paid by BCLLC after the closing of the Birch merger. However, Fusion agreed that it would pay the first $1,000,000 of any actual tax liabilities (but not late fees, penalties, or interest associated therewith). Amounts owed under the Tax Indemnity Letter may be paid by BCHI in Fusion Common Stock at a price per share equal to the greater of (a) $3.00 and (b) the five-day weighted average trading price.

Transition Services Agreement and Wholesale Agreement. In connection with the Birch Closing, Fusion entered into a Transition Services Agreement, or the Transition Services Agreement with Lingo Management, LLC (a company owned and controlled by BCHI), or Lingo, pursuant to which each party agreed to provide the other party with specified services. The types of services covered by the Transition Services Agreement include, but are not limited to, network operations center support services, customer care support services, IT support services, product and marketing support, human resources and legal support, and finance, tax and accounting support. The term and pricing of each service covered by the Transition Services Agreement varies.  In addition, Fusion and Lingo also entered into a carrier solutions master services agreement under which Fusion and Lingo agreed to sell to the other party POTS (plain old telephone service), carrier termination services, colocation services, cloud services and SD-SDWAN services.

Non-Solicitation and Right of First Refusal Agreement. In connection with the Birch Closing, Fusion and Lingo entered into a Non-Solicitation and Right of First Refusal Agreement, the Non-Solicitation Agreement, under which each of Lingo and Fusion agreed that it would not solicit (a) the employees, officers, directors, or consultants of the other party for a period of three years from the Birch Closing, or (b) the customers of the other party, until two (2) years after the end of the period during which Lingo and Fusion share certain customer records under the terms of the Transition Services Agreement, but in no event ending later than three (3) years after the Birch Closing. In addition, Lingo agreed to grant Fusion a right of first refusal for a period of three (3) years from the Birch Closing, to acquire any third party provider of communications services or cloud services to business services, such that Lingo must first offer Fusion the right to make such a proposed acquisition, on the same economic terms as Lingo, before Lingo can effect such a transaction.

Asset Purchase Agreement. On February 4, 2019 a subsidiary of Fusion and Lingo entered into an Asset Purchase Agreement, dated as of February 1, 2019, whereby Lingo agreed to purchase approximately 3,500 customers and associated assets for an aggregate purchase price of $10,000,000, $9,250,000 of which was paid upon the execution of such agreement. Lingo also agreed to provide certain management services in connection with such customers. The closing of this transaction is contingent upon the receipt of certain federal and state regulatory approvals.

Tax Advisory Services.  Since March 6, 2014, the Company has engaged Marcum LLP to prepare the Company’s tax returns and to provide related tax advisory services. The Company paid this firm approximately $147,476 and $200,456 for the years ended December 31, 2018 and 2017, respectively. Larry Blum, who was a director of the Company until May 2018, is a Senior Advisor and a former partner of Marcum LLP.

Director Independence

We apply the standards of Rule 5605(a)(2) of The Nasdaq Global Market and Rule 10A-3 of the Exchange Act for determining the independence of the members of the Board and Committees. Based upon our application of those standards, the Board has determined that the following incumbent members of the Board are independent:

Lewis W. Dickey, Jr.
Michael J. Del Giudice
Rafe de la Gueronniere
Holcombe T. Green, III

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1 -- APPROVAL OF THE CERTIFICATE OF AMENDMENT

Introduction and Summary of the Proposed Amendments

Our amended and restated certificate of incorporation, referred to as the Certificate, currently authorizes the issuance of up to 150 million shares of Fusion Common Stock and 10 million shares of preferred stock, $0.01 par value per share.  On February 26, 2019, the Board adopted a resolution approving, subject to the approval of the Fusion Stockholders, of an amendment to Article IV of the Certificate to increase the total number of shares of Fusion Common Stock that the Company is authorized to issue from 150 million to 200 million shares.  As of the Record Date, 81,967,263 shares of Fusion Common Stock were issued and outstanding.  In addition, approximately 8,445,624 shares are reserved for issuance under the Company’s 2009 Stock Option Plan and its 2016 Plans (without giving effect to the amendment thereto set forth in Proposal No. 3), of which approximately 1,690,194 shares are covered by outstanding grants of stock options and 5,779,102 shares have been granted as restricted stock grants. As a result, the number of shares of Fusion Common Stock available for issuance, after taking into account shares reserved for issuance under the Company’s employee stock plans is 59,587,113 excluding the shares of Fusion Common Stock to be authorized under Proposal Nos. 2, 3 and 4.

In addition, an additional (i) 700,000 shares have been reserved for issuance under the proposed ESPP, which is the subject of Proposal No. 2, (ii) 1,245,000 shares have been reserved for issuance in connection with the proposed amendment to the 2016 Plan, which is the subject of Proposal No. 3, and (iii) 1,000,000 shares have been reserved for issuance under the proposed 2019 Directors Plan, which is the subject of Proposal No. 4. Accordingly, the number of shares of Fusion Common Stock available for issuance, after giving effect to the shares reserved for issuance under Company’s existing employee stock plans submitted for approval at this Annual Meeting, is 56,642,113.

The Board believes that the additional authorized shares of Fusion Common Stock will provide the Company with the necessary flexibility to utilize shares for various corporate purposes that may be identified in the future. These corporate purposes may include, but are not limited to, potential strategic transactions (such as mergers, acquisitions and other business combinations), future stock splits and stock dividends, capital-raising or financing transactions, grants and awards under the equity incentive plans (including those submitted for a vote at this Annual Meeting), and other types of general corporate purpose transactions. The Board believes that it is important for the Company to have the flexibility to issue shares beyond the amounts currently remaining without the delay or expense associated with convening a special stockholders’ meeting to secure stockholder approval at that time.

Except as contemplated elsewhere in this proxy statement, Fusion does not currently have any plans, commitments, arrangements, understandings or agreements to issue any of the additional shares of Fusion Common Stock that would be authorized pursuant to this amendment.

The additional authorized shares of Fusion Common Stock, if and when issued, would be part of the existing class of Fusion Common Stock and would have the same rights and privileges as the shares of Fusion Common Stock currently outstanding. The authorization of the additional shares of Fusion Common Stock sought by this proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing Fusion Stockholders but, to the extent that the additional authorized shares of Fusion Common Stock are issued in the future or are used in connection with securities convertible into shares of Fusion Common Stock, they may decrease existing stockholders’ percentage of equity ownership and thus could be dilutive to existing stockholders. Depending on the price at which such shares are issued, they also may have a negative effect on the market price of the Fusion Common Stock. Any such future issuances could also have a dilutive effect on the Company’s earnings per share and book value per share.

In addition, although the Board has not proposed the increase in the total number of authorized shares of Fusion Common Stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of Fusion, under certain circumstances, such shares could have an anti-takeover effect. For example, the additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of Fusion or could be issued to persons allied with the Board or management, thereby having the effect of making it more difficult to remove directors and management by diluting the stock ownership or voting rights of persons seeking to effect such a removal or to otherwise effect a takeover of Fusion. As such, if this amendment is approved, the additional shares of authorized Fusion Common Stock may render it more difficult or discourage a non-consensual merger, a tender offer or proxy contest, the assumption of control by a holder of a large block of the Fusion Common Stock, or the replacement or removal of the Board.

In connection with this Proposal, applicable law requires that we disclose any provisions in the Certificate or our Bylaws that could have an anti-takeover effect. The following provisions of the Certificate or our Bylaws may have the effect of preventing, discouraging or delaying a change in the control of the Company:

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Except to the extent required under applicable law, our Bylaws allow the Board or the chairman of the meeting to adopt such rules and regulations for the conduct of meetings as it shall deem appropriate which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. These provisions may also defer, delay or discourage a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to influence or obtain control of the Company.

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We are currently authorized to issue a total of 10,000,000 shares of preferred stock. Our Certificate provides that the Board may issue preferred stock by resolutions, without any action of the stockholders. In the event of a hostile takeover, the Board could potentially use this preferred stock to preserve control.

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Our Bylaws establish that our board shall be authorized to fill any vacancies arising due to the death, resignation or removal of any director. The Board is also authorized to fill vacancies if the stockholders fail to elect the full authorized number of directors to be elected at any annual or special meeting of stockholders. Subject to the terms of the Stockholders Agreement (so long as it is in effect), vacancies on the Board may be filled by a majority of the remaining directors then in office, even though less than a quorum of the board, or by a sole remaining director.

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Our Bylaws provide that the Board may take action without a meeting if all the members of the Board consent to the action in writing or by electronic transmission. Board action through written consent allows the Board to make swift decisions, including in the event of a hostile takeover of the Company.

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Our Bylaws provide that there is no right to cumulate votes in the election of directors. This provision means that the holders of a plurality of the shares voting for the election of directors can elect all of the directors. Non-cumulative voting makes it more difficult for an insurgent minority stockholder to elect a person to the Board.

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Our Bylaws include advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the Board or a committee of the Board or pursuant to the Stockholders Agreement (so long as it is in effect). For any matter to be “properly brought” before a meeting, a stockholder must comply with these advance notice requirements and provide us with certain information.

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Our Bylaws give both the directors and the stockholders the power to adopt, alter or repeal our Bylaws. Any adoption, alteration, amendment, change or repeal of the Bylaws by the stockholders requires an affirmative vote by a majority of the outstanding Fusion Common Stock. Any Bylaw that has been adopted, amended, or repealed by the stockholders may be amended or repealed by the Board, unless the resolution of the stockholders adopting such Bylaws expressly reserves to the stockholders the right to amend or repeal it. Any proposal to amend, alter, change or repeal any provision of Certificate requires approval by the affirmative vote of a majority of the voting power of all of the classes of our capital stock entitled to vote on such amendment or repeal, voting together as a single class, at a duly constituted meeting of stockholders called expressly for that purpose.

It is not the intended purpose of, and the Board has no current intention or plan to employ, the proposed increase in authorized shares to discourage or prevent any persons from attempting to take over the Company. Rather, it is the intended purpose of the proposed increase in authorized shares to provide greater flexibility to the Board in considering and planning for potential future corporate needs, as described above.

Required Vote and Board Recommendation

Approval of this Proposal No. 1 requires the affirmative vote of the holders of at least a majority of the shares of Fusion Common Stock issued and outstanding as of the Record Date and entitled to vote thereon. Abstentions will have the effect of a vote “AGAINST” this Proposal No. 1. As Proposal No. 1 is considered a “routine” matter, brokers will be permitted to exercise their discretion to vote shares on the proposal for which they have not received instructions.

Our Board Recommends that You Vote “FOR” Proposal No. 1

PROPOSAL NO. 2 -- APPROVAL OF OUR 2019 EMPLOYEE STOCK PURCHASE PLAN

Introduction and Summary of the Proposed Amendments

On February 26, 2019, the Board adopted, subject to the approval of the Fusion Stockholders, the ESPP. The Board believes that the adoption of the ESPP will benefit the Company by providing employees with an opportunity to acquire shares of Fusion Common Stock and will enable us to attract, retain and motivate valued employees.

Based solely on the closing price of the Fusion Common Stock reported on the Nasdaq Global Market on February 26, 2019, the maximum aggregate market value of the 700,000 shares of Fusion Common Stock that could potentially be issued under the ESPP is $1,393,000.

Summary of the Material Provisions of the ESPP

The following description of certain provisions of the ESPP is intended to be a summary only. The summary is qualified in its entirety by the full text of the ESPP, a copy of which is attached hereto as Annex B. It is the Company’s intention that the ESPP qualify as an “employee stock purchase plan” under Section 423 of the Tax Code.

Plan Administration. The ESPP will be administered by the person or persons appointed by the Board to serve as the administrator. The administrator will have full authority to adopt, alter and repeal such rules, guidelines and practices for the administration of the ESPP and for its own acts and proceedings as it deems advisable; interpret the terms and provisions of the ESPP; make all determinations for the administration of the ESPP; decide all disputes; correct any defect, supply any omission and reconcile and inconsistency or ambiguity in the ESPP; and otherwise supervise the administration of the ESPP. All interpretations and decisions of the administrator are binding on all persons.

Eligibility. Any employee of the Company or of any present or future wholly-owned U.S. subsidiary of the Company is eligible to participate in the ESPP so long as the employee is employed on the first day of the applicable offering period and is customarily scheduled to work more than 20 hours per week and more than five months in a calendar year. The administrator has the authority to exclude any and all highly compensated employees from participating in any offering period under the ESPP. No person who owns or holds, or as a result of participation in the ESPP would own or hold, common stock or options to purchase common stock, that together equal 5% or more of our total outstanding shares of Fusion Common Stock is entitled to participate in any offering period under the ESPP. No employee may be granted an option under the ESPP to purchase Fusion Common Stock having a value of more than $25,000 (determined using the fair market value of the stock at the time such option is granted) in any calendar year.

Payroll Deductions; Participation. Participation in the ESPP is limited to eligible employees who authorize payroll deductions equal to a fixed dollar amount or a whole percentage of eligible compensation, up to 15% of their annual compensation. There are currently approximately 1,122 employees who will be eligible to participate in the ESPP. Once an employee becomes a participant in this plan, that employee will automatically participate in successive offering periods, unless and until that employee withdraws from the ESPP, becomes ineligible to participate in the ESPP, or his or her employment with the Company ceases.

Offering Periods. Unless otherwise determined by the Compensation Committee, each offering period under the ESPP will be for a period of three months, referred to as an offering period. If this plan is approved, the first offering period will begin on July 1, 2019 and end on September 30, 2019. Subsequent offerings under the ESPP will generally begin on the first business day occurring on or after each October 1st, January 1st, April 1st  and July 1st and will end on the last business day occurring on or before the following December 31st, March 31st, June 30th, and September 30th, respectively. Shares are purchased on the last business day of each offering period, with that day being referred to as an “exercise date.” The Compensation Committee may establish different offering periods or exercise dates under the ESPP, but no offering period will exceed one year in duration or overlap any other offering period.

Exercise Price. On the first day of an offering period, the Company will grant to employees participating in that offering period an option to purchase shares of Fusion Common Stock on the exercise date for such offering period. On the exercise date of each offering period, the employee is deemed to have exercised the option to purchase, at the exercise price, such number of shares of Fusion Common Stock as may be purchased using his/her accumulated payroll deductions for such offering period. The option exercise price per such share shall be the lesser of (i) 85% of the fair market value per share of the Fusion Common Stock on the first day of the offering period, or (ii) 85% of the fair market value per share of Fusion Common Stock on the exercise date. The maximum number of shares of Fusion Common Stock that may be purchased by any employee under the ESPP in any given offering period is 5,000 or such other lesser number of shares as determined by the administrator from time to time.

Subject to certain limitations, the number of shares of Fusion Common Stock a participant purchases in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during the offering period by the option exercise price. In general, if an employee is no longer a participant on an exercise date, the employee’s option, which would have been automatically exercised on that date, will be automatically terminated, and the amount of the employee’s accumulated payroll deductions will be refunded.

Terms of Participation. Unless otherwise determined by the administrator, during an offering period, a participant may increase or decrease the amount of his or her payroll deductions for such offering period by filing a new enrollment form authorizing the new rate of payroll deductions at least 15 days prior to the exercise date for such offering period, and a participant may increase or decrease his or her payroll deduction with respect to a subsequent offering period by filing a new enrollment form within the period beginning 15 days before the first day of such offering period and ending on the day prior to the first day of such offering period. A participant may withdraw from an offering period by delivering written notice of withdrawal to his or her payroll administrator no later than five days before the applicable exercise date, without affecting his or her eligibility to participate in future offering periods. If a participant withdraws from an offering period, that participant may not again participate in the same offering period, but may enroll in subsequent offering periods. An employee’s withdrawal will be effective before the exercise date for the offering period in which timely notice of withdrawal is delivered.

Corporate Transactions. Unless otherwise determined by the Board, in the event of a merger, consolidation, reorganization or other specified corporate transaction, options outstanding under the ESPP will be assumed by the successor corporation or a parent or subsidiary thereof. If the successor corporation refuses to assume such options, then, unless otherwise determined by the Board, the options will be exercised prior to the corporate transaction on an exercise date determined by the administrator. Unless otherwise determined by the Board, in the event of a dissolution or liquidation of the Company, any offering period then in progress will be shortened by setting a new exercise date to occur immediately prior to the proposed dissolution or liquidation. Participants will be given the option to withdraw from the ESPP prior to any accelerated exercise date resulting from a corporate transaction or dissolution or liquidation of the Company.

Term; Amendments and Termination. The ESPP will continue until terminated by the Board. The Board may, in its discretion, at any time, terminate or amend the ESPP, provided that no amendment to increase the number of shares approved and reserved for issuance under the ESPP shall be made without stockholder approval. In the event of a termination, all amounts contributed by participating employees will be promptly refunded.

New Plan Benefits

Since participation in the ESPP is voluntary, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the ESPP in the future are not determinable.

Summary of Federal Income Tax Consequences

The following is a summary of the effect of certain principal U.S. federal income tax laws and regulations upon an employee and the Company with respect to an employee’s participation in the ESPP. This summary does not purport to be a complete description of all U.S. federal tax implications of participation in the ESPP, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.

A participant in the ESPP recognizes no taxable income either as a result of participation in the ESPP or upon exercise of an option to purchase shares of Fusion Common Stock under the terms of the ESPP.

If a participant disposes of shares purchased upon exercise of an option granted under the ESPP within two years from the first day of the applicable offering period or within one year from the exercise date, referred to as a disqualifying disposition, the participant will realize ordinary income in connection with such disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeded the option price, regardless of the value of the shares on the date of the disqualifying distribution. The amount of ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant’s holding period is more than 12 months, or short-term if the participant’s holding period is 12 months or less.

If the participant disposes of shares purchased upon exercise of an option granted under the ESPP more than two years after the first day of the applicable offering period and more than one year after the exercise date, the participant will realize ordinary income in connection with such disposition equal to the lesser of (1) the 15 percent discount reflected in the option exercise price for such shares and (2) the excess of the amount actually received by the participant for such shares over the amount the participant paid for them. The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after that basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the exercise price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

The Company is generally entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of that disposition. If the disposition is not a disqualifying disposition, the Company is not allowed a deduction.

Required Vote and Board Recommendation

The affirmative vote of a majority of shares of Fusion Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of the ESPP. Abstentions will have the effect of a vote “AGAINST” this Proposal No. 2 while broker non-votes will not have an effect on the outcome of this Proposal.

Our Board Recommends that You Vote “FOR” Proposal No. 2

PROPOSAL NO. 3 -- APPROVAL OF THE AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

Introduction

The Board is asking Fusion Stockholders to approve our Amended 2016 Equity Plan, primarily to (i) increase the number of shares of Fusion Common Stock available for grant thereunder from 10% to 11.5% of the total shares of Fusion Common Stock outstanding from time-to time, (ii) allow the reissuance of shares of Fusion Common Stock tendered or withheld to satisfy a tax withholding obligation arising in connection with an award, (iii) extend the term of the Amended 2016 Equity Plan to the tenth anniversary of the approval of this Proposal by Fusion Stockholders, and (iv) subject to adoption of Proposal No. 4, eliminate the ability of non-employee directors to participate in the Amended 2016 Equity Plan.

If the Amended 2016 Equity Plan is approved at the Annual Meeting, it will become effective immediately. The Company believes that approval of the Amended 2016 Equity Plan is advisable to ensure that the Company has a sufficient number of shares of Fusion Common Stock available for its compensation programs.

A summary of the key provisions of the Amended 2016 Equity Plan is included below and is qualified by reference to the complete text of the Amended 2016 Equity Plan, which is attached as Annex C to this proxy statement. Capitalized terms that are used but not defined in this Proposal have the meanings given to them in the Amended 2016 Equity Plan.

Important Features of the Amended 2016 Equity Incentive Plan

● Stockholder approval required to increase the percentage of Shares Allocated. The Amended 2016 Equity Plan requires approval of Fusion Stockholders to increase the percentage of shares available for grant thereunder.

● Repricing not allowed. The Amended 2016 Equity Plan expressly prohibits the repricing of equity awards — including the cancellation and re-grant of outstanding underwater equity awards — without prior approval of Fusion Stockholders.

● No discounted stock options or SARs. The Amended 2016 Equity Plan requires that all stock options and SARs have an exercise price equal to or greater than the fair market value of Fusion Common Stock on the date of grant.

● Change in Control. The Amended 2016 Equity Plan contains a definition of change in control whereby potential acceleration of awards will only occur in the event of an actual change in control transaction and, as a general rule, the involuntary termination of the participant’s employment thereafter (i.e., double trigger accelerated vesting).

● Ten-Year Term. All stock options and SARs granted under the Amended 2016 Equity Plan have a term of no more than ten years.

Background and Purpose of the Proposal

The use of stock-based awards under the 2016 Plan has been a key component of Fusion’s compensation program since its adoption on October 2016. The Board originally adopted the 2016 Plan on August 22, 2016 and it was approved by Fusion Stockholders on October 28, 2016. The Amended 2016 Equity Plan will help the Company attract and retain talented employees and consultants and will provide a means for those individuals to acquire stock ownership or awards, the value of which is tied to the Company’s performance and the performance of Fusion’s Common Stock A further purpose of the Amended 2016 Equity Plan is to provide participants with additional incentive and reward opportunities designed to enhance the profitable growth of the Company.

The primary purposes of the Amended 2016 Equity Plan are to (i) increase the number of shares of Fusion Common Stock available for grant thereunder from a baseline number of 10% of Fusion’s Common Stock issued and outstanding from time-to-tome to a baseline of 20% of the shares of Fusion Common Stock outstanding from time-to-time, and (ii) subject to adoption of Proposal No. 4, to eliminate non-employee director grants from the 2016 Plan. In addition, if this Proposal No. 3 is approved, the term of the Amended 2016 Equity Plan will be extended to the tenth anniversary of the date of such approval.

Fusion believes that approval of the Amended 2016 Equity Plan will give it the flexibility to continue making stock-based grants and other awards permitted under the Amended 2016 Equity Plan over the next three to four years in amounts determined by the Compensation Committee; however, this timeline is only an estimate and future circumstances may require a change to expected equity grant practices. These circumstances include, for example, the future price of the Fusion Common Stock, award levels, hiring activities and future acquisitions by us that increase the number of employees working for the Company. The closing price of the Fusion Common Stock as of March   , 2019 was $   per share, as reported by Nasdaq.

As of the Record Date, our dilution (which is the number of shares available for grant under the 2009 Stock Option Plan and the 2016 Plan, divided by the total number of shares of Fusion Common Stock currently outstanding) is approximately 10.30%. If the Amended 2016 Equity Plan is approved, the potential dilution from issuances authorized under the 2009 Stock Option Plan and the Amended 2016 Equity Plan will increase to 11.82%. While the Company is aware of the potential dilutive effect of compensatory equity awards, the Company also recognizes the significant motivational and performance benefits that may be achieved from making such awards.

The Amended 2016 Equity Plan will not be implemented unless it is approved by the Fusion Stockholders. If the Amended 2016 Equity Plan is not approved, Fusion will have less than 1.0 million shares available for future grants until such time as the number of outstanding shares of Fusion Common Stock is increased and only in amounts equal to any such future issuances.

Summary of Key Features of the Amended 2016 Equity Plan

Administration

The Amended 2016 Equity Plan provides for administration by the Compensation Committee. The Compensation Committee must be comprised of at least two independent members of the Board. Each Compensation Committee member must be a “non-employee director” as defined in Rule 16b-3 of the Exchange Act, an “outside director” as defined in Section 162(m) of the Tax Code, and an “independent” director for purposes of the applicable Nasdaq listing rules. The Compensation Committee, by majority action, is authorized to interpret the Amended 2016 Equity Plan, to prescribe, amend, and rescind rules and regulations relating to the Amended 2016 Equity Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Amended 2016 Equity Plan, to the extent they are not inconsistent with that plan. Subject to the express provisions of the Amended 2016 Equity Plan, the Compensation Committee has the authority to determine the participants who are entitled to receive awards under the plan, the types of awards, the times when awards shall be granted, the number of awards, the purchase price, exercise price, or base value, if any, the period(s) during which such awards shall be exercisable (whether in whole or in part), the restrictions applicable to awards, and the form of each award agreement. Neither the award agreement nor the other terms and provisions of any award must be identical for each participant. The Compensation Committee also has the authority to modify existing awards, subject to specified provisions of the Amended 2016 Equity Plan and Nasdaq listing requirements. The Amended 2016 Equity Plan prohibits the Compensation Committee from repricing any previously granted option or SAR without first obtaining stockholder approval.

Eligibility

Persons eligible to participate in the Amended 2016 Equity Plan include all employees and officers of, and consultants to, the Company or any of its affiliates. As of the Record Date, Fusion had 1,122 employees, all of whom would be eligible to participate under the Amended 2016 Equity Plan. Our non-employee directors will not be eligible to receive any awards under the Amended 2016 Equity Plan if Proposal No. 4 is adopted.

Stock Subject to the Amended 2016 Equity Plan

The total number of shares of Fusion Common Stock currently reserved under the plan is an amount equal to ten percent (10%) of the shares of Fusion Common Stock outstanding from time-to-time on a fully-diluted basis, plus shares from any award granted under the 2009 Stock Option Plan that terminates, expires or lapses and 101,748 shares not previously granted under the 2009 Plan. If this Proposal is approved by Fusion Stockholders, the number of shares available for grant under the Amended 2016 Equity Plan will be increased to a base amount of 11.5% of our Common Stock outstanding from time-to-time.

Subject to the express provisions of the Amended 2016 Equity Plan, if any award terminates, expires, or lapses for any reason, or is paid in cash, any stock subject that award is again available for grant under the Amended 2016 Equity Plan. The exercise of a stock-settled SAR, or broker-assisted “cashless” exercise of an option (or a portion thereof) reduces the number of shares of stock available for issuance pursuant to the Amended 2016 Equity Plan by the entire number of shares of stock subject to that SAR or option (or applicable portion thereof), even though a smaller number of shares of stock will be issued upon such an exercise. Also, shares of Fusion Common Stock tendered to pay the exercise price of an option are not available for use under the Amended 2016 Equity Plan; however, if this Proposal is approved by Fusion Stockholders, shares of Fusion Common Stock tendered or withheld to satisfy a tax withholding obligation arising in connection with an award will again become available for grant under the Amended 2016 Equity Plan.

Individual Limitations on Awards

The maximum number of shares of Fusion Common Stock that may be issued as incentive stock options under the Amended 2016 Equity Plan is 2.2 million shares. The aggregate fair market value (determined as of the applicable grant date) of awards granted to any one participant during any one fiscal year shall be $500,000.

Awards Available Under the 2016 Plan

The following types of awards may be granted pursuant to the Amended 2016 Equity Plan: incentive stock options, nonqualified stock options, SARs, restricted stock, restricted stock units, performance shares, performance share units, performance cash, stock grants and stock units.

Stock Options. The Compensation Committee may grant incentive stock options and non-qualified stock options under the Amended 2016 Equity Plan. Stock options give the participant the right to purchase a specified number of shares of Fusion Common Stock for a specified exercise price during a specified exercise period. Incentive stock options may be granted only to participants who are employees. The exercise price of all options granted under the Amended 2016 Equity Plan must be at least 100% of the fair market value of Fusion Common Stock on the date granted and no option may be exercised more than ten (10) years from the date of grant. The Compensation Committee will determine how the exercise price of an option may be paid and the form of payment, including, without limitation, cash, shares of stock held for longer than six months (through actual tender or by attestation), any net-issuance arrangement or other property acceptable to the Compensation Committee (including broker-assisted “cashless exercise” arrangements), and how shares of stock will be delivered or deemed delivered to participants. A participant has no rights as a stockholder with respect to options until the record date of the stock purchase.

Stock Appreciation Rights. The Compensation Committee may grant SARs under the Amended 2016 Equity Plan. A SAR gives the participant the right to receive the appreciation in value of one share of Fusion Common Stock from the grant date to the exercise date. Appreciation is calculated as the excess of (i) the fair market value of a share of Fusion Common Stock on the date of exercise over (ii) the base value fixed by the Compensation Committee on the grant date, which may not be less than the fair market value of a share of Fusion Common Stock on the grant date. Payment for SARs shall be made in cash, stock, or a combination thereof. SARs are exercisable at the time and subject to the restrictions and conditions as the Compensation Committee approves, provided that no SAR may be exercised more than ten (10) years following the grant date.

Restricted Stock. The Compensation Committee may grant restricted stock under the Amended 2016 Equity Plan. A restricted stock award involves the transfer of a specified number of shares of common stock to a participant on the grant date for a purchase price determined by the Compensation Committee (including and typically zero), subject to certain restrictions. These restrictions limit the participant’s ability to transfer the stock and subject the stock to a substantial risk of forfeiture until specific conditions or goals are met. The restrictions lapse in accordance with a schedule or other conditions as determined by the Compensation Committee, which typically involve the achievement of specified performance targets and/or continued employment of the participant until a specified date. As a general rule, if a participant terminates employment when the restricted stock is subject to restrictions, the participant forfeits the unvested restricted stock.

Restricted Stock Units. The Compensation Committee may grant restricted stock unit awards under the Amended 2016 Equity Plan. A restricted stock unit award gives the participant the right to receive Fusion Common Stock, or a cash payment equal to the fair market value of Fusion Common Stock (determined as of a specified date), in the future, subject to restrictions and a risk of forfeiture. The restrictions typically involve the achievement of specified performance targets and/or the continued employment or service of the participant until a specified date. Participants holding restricted stock units have no rights as a stockholder with respect to the shares of Fusion Common Stock subject to their restricted stock unit award prior to the actual issuance of such shares subject to the award.

Stock Grant Awards. The Compensation Committee may grant stock grant awards upon such terms and conditions, and at any time, and from time to time, as the Compensation Committee shall determine. A stock grant award gives the participant the right to receive (or purchase at such price as determined by the Compensation Committee) shares of stock, free of any vesting restrictions. The purchase price, if any, for a stock grant award shall be payable in cash or in any other form of consideration acceptable to the Compensation Committee. A stock grant award may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation owed to a participant.

Stock Unit Awards. The Compensation Committee may grant stock unit awards upon such terms and conditions, and at any time, and from time to time, as the Compensation Committee shall determine. A stock unit award gives the participant the right to receive shares of Fusion Common Stock, or a cash payment equal to the fair market value of a designated number of shares of Fusion Common Stock, in the future, free of any vesting restrictions. A stock unit award may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation owed to a participant.

Performance Shares. The Compensation Committee may grant performance share awards under the Amended 2016 Equity Plan. A performance share award gives the participant the right to receive a specified number of shares of Fusion Common Stock if the participant achieves the performance goals during the performance period established by the Compensation Committee.

Performance Share Units. The Compensation Committee may grant performance share unit awards under the Amended 2016 Equity Plan. A performance share unit award gives the participant the right to receive a specified number of shares of Fusion Common Stock, a cash payment or a combination of stock and cash, if the participant achieves the performance goals specified by the Compensation Committee.

 Performance Cash. The Compensation Committee may grant performance cash awards upon such terms and conditions, and at any time, and from time to time, as the Committee shall determine. A performance cash award gives the participant the right to receive an amount of cash depending on the satisfaction of one or more performance goals for a particular performance period. The achievement of the performance goals for a particular performance period will determine the ultimate value of the performance cash award.

Performance Goals. The performance goals applicable to any award shall be selected by the Compensation Committee and designated in the award agreement. Such performance goals may be based on, but are not limited to, the following: net operating income before taxes and extraordinary charges against income; earnings before interest, and taxes; earnings before interest, taxes, depreciation, and amortization; pre- or after-tax net earnings; sales growth; production levels; unit costs; operating earnings; operating cash flow; return on net assets; return on stockholders’ equity; return on assets; return on capital; stock price growth; stockholder returns; gross or net profit margin; earnings per share; price per share of stock; market share; revenue; income; safety objectives; environmental objectives; and completion of major projects. Any of the performance criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, indices, or any other basket of companies. Performance goals may be expressed in terms of overall Company performance, the performance of a business unit, division, affiliate, or the performance of an individual. Financial performance criteria may, but need not, be calculated in accordance with generally accepted accounting principles, or any successor method thereto, including International Financial Reporting Standards. The Committee retains the power to adjust the performance goals applicable to an award, adjust the level of attainment of the performance goals required for payment of an award, or otherwise increase or decrease the amount payable with respect to any award subject to the achievement of performance goals.

Restrictions

The Compensation Committee may impose such restrictions on any awards under the Amended 2016 Equity Plan as it may deem advisable, including restrictions under applicable federal securities law, under the requirements of any stock exchange upon which Fusion’s Common Stock is then listed and under any blue sky or state securities law applicable to the awards.

Change in Control

If so specified by the Compensation Committee at the time of the grant of an award, such award may provide that in the event of a participant’s termination of employment without “cause” or “good reason” (as those terms are defined in the Amended 2016 Equity Plan), following a change in control, such award shall become fully vested and exercisable and all restrictions on such award shall lapse as of the date of termination.

Non-transferability

Unless otherwise determined by the Compensation Committee, no award granted under the Amended 2016 Equity Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Tax Code or Title I of the Employee Retirement Income Security Act of 1974, but for the fact that it relates to an award granted under the Amended 2016 Equity Plan), or, if applicable, until the termination of any restricted or performance period as determined by the Compensation Committee.

Adjustment Provisions

If there is a change in the outstanding shares of Fusion Common Stock because of a stock dividend or split, recapitalization, liquidation, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of stock available under the Amended 2016 Equity Plan and subject to each outstanding award, and its stated exercise price or the basis upon which the award is measured, shall be adjusted by the Compensation Committee. Moreover, in the event of such transaction or event, the Compensation Committee, in its discretion may provide in substitution for any or all outstanding awards under the Amended 2016 Equity Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Any adjustment to an incentive stock option shall be made consistent with the requirements of Section 424 of the Tax Code. Further, any adjustments made shall be made consistent with the requirements of Section 409A of the Tax Code.

Claw back

Every award granted under the Amended 2016 Equity Plan is subject to potential forfeiture or recovery to the fullest extent called for by law, any applicable listing standard, or any current or future claw back policy that may be adopted by the Company from time to time, including, without limitation, any claw back policy adopted to comply with final rules issued by the SEC and any final listing standards to be adopted by Nasdaq pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Amendment, Modification and Termination of Amended 2016 Equity Plan

Subject to the Board’s right to terminate, amend or modify the Amended 2016 Equity Plan at any time, the Amended 2016 Equity Plan will remain in effect until all awards issued thereunder expire, terminate, are exercised or are paid in full in accordance with the Amended 2016 Equity Plan provisions and any award agreement. However, no award may be granted under the Amended 2016 Equity Plan after October 31, 2026 or, if this Proposal No. 3 is approved, the tenth anniversary of the date of such approval. The Board has discretion to terminate, amend or modify the Amended 2016 Equity Plan. Any such action of the Board is subject to the approval of the Fusion Stockholders to the extent required by the Amended 2016 Equity Plan, law, regulation or the rules of any exchange on which Fusion’s Common Stock is listed. Except as otherwise provided in the Amended 2016 Equity Plan, neither the Board, the Chief Executive Officer, nor the Compensation Committee may do any of the following without approval of Fusion Stockholders: increase the percentage of shares available under the Amended 2016 Equity Plan; reprice any award; grant options or SARs with an exercise price or base value that is below fair market value of a share of Fusion Common Stock on the grant date; extend the exercise period or term of any option or SAR beyond ten (10) years from the grant date; expand the types of awards available for grant under the Amended 2016 Equity Plan; or expand the class of individuals eligible to participate in the Amended 2016 Equity Plan.

Tax Withholding

The Company shall have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any award under the Amended 2016 Equity Plan. To the extent that alternative methods of withholding are available under applicable laws, the Company will have the power to choose among such methods.

Equity Compensation Plans and Burn Rate

The following table provides information regarding the shares of Fusion Common Stock that may be issued under all of its equity plans as of December 31, 2018. The number of securities reported in the column c as available for future issuance does not include any of the additional shares of Fusion Common Stock that Fusion Stockholders are being asked to approve at this Annual Meeting.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (excluding securities reflected in second column)(1)
Equity Compensation Plans Approved by Stockholders	1,690,194	$3.55	976,328
Equity Compensation Plans Not Approved by Stockholders	--	--	--
Total	1,690,194	$3.55	976,328
__________________________________

(1)
Includes 5,779,102 shares of restricted Fusion Common Stock granted under the 2016 Equity Incentive Plan.

Burn Rate. At December 31, 2018, the Company’s three year average “burn rate,” or percentage of weighted average shares outstanding under all of its equity plans in the prior three years was 6.5%

Federal Income Tax Information

The following is a summary of the effect of certain principal U.S. federal income tax laws and regulations upon an employee and the Company with respect to an employee’s participation in the Amended 2016 Equity Plan. This summary does not purport to be a complete description of all U.S. federal tax implications of participation in the Amended 2016 Equity Plan, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.

As a general rule, a participant will not recognize taxable income with respect to any award at the time of grant except in the case of a participant who receives a restricted stock grant and makes the timely election permitted by Section 83(b) of the Tax Code.

Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock, or upon the payment of SARs, restricted stock units, stock grants, stock units, performance shares, performance share units or performance cash, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise, lapse of restriction or payment. Subject to certain limitations described below, the Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the stock’s fair market value over the option price could be subject to the alternative minimum tax in the year of exercise (assuming the stock received is not subject to a substantial risk of forfeiture or is transferable). If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction. If the holding period requirements are not met, the incentive stock option will not meet the requirements of the Tax Code and the tax consequences described for nonqualified stock options will apply.

If certain awards fail to comply with Section 409A of the Tax Code, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral or, if later, vesting, and pay an additional twenty percent (20%) tax. The award agreement for any award that is subject to Section 409A may include provisions necessary for compliance as determined by the Compensation Committee. The Company intends (but cannot and does not guarantee) that awards granted under the Amended 2016 Equity Plan will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the Amended 2016 Equity Plan in such a manner.

Special Rules Applicable to Officers

In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

Tax Consequences to the Company or Its Affiliates

To the extent that a grantee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Tax Code and is not subject to the $1.0 million deduction limit under Section 162(m) of the Tax Code for any compensation paid to our Chief Executive Officer, our Chief Financial Officer and our three highest paid executive officers other than our Chief Executive Officer or our Chief Financial Officer, in each case, for any year beginning after December 31, 2016. While the exemption from Section 162(m) of the Tax Code for qualified performance-based compensation was eliminated by the Tax Cuts and Jobs Act that was signed into law on December 22, 2017, it continues to be available for qualified performance-based compensation payable to covered employees pursuant to a binding written contract in effect on November 2, 2017. The Company will take into consideration the availability of such exemption when making decisions regarding the payment of any compensation to which it may still apply.

New Plan Benefits Table

Awards to employees, officers and consultants under the Amended 2016 Equity Plan are made at the discretion of the Compensation Committee. Therefore, the future benefits and amounts that will be received or allocated under the Amended 2016 Equity Plan are not determinable at this time. Therefore, a New Plan Benefits Table is not provided.

Required Vote and Board Recommendation

The affirmative vote of a majority of shares of Fusion Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of the Amended 2016 Equity Plan. Abstentions will have the effect of a vote “AGAINST” this Proposal No. 3 while broker non-votes will not have an effect on the outcome of this Proposal.

Our Board Recommends that You Vote “FOR” Proposal No. 3

PROPOSAL NO. 4 -- APPROVAL OF THE 2019 DIRECTORS PLAN

Purpose and Background

The 2019 Directors Plan authorizes the Board to provide equity-based compensation in the form of non-statutory stock options, restricted stock awards or restricted stock unit awards, referred to in this Proposal 4 as the Stock Awards. We intend to utilize these Stock Awards primarily to encourage our non-employee directors to own our stock, align our non-employee directors’ interests with those of the Fusion Stockholders, provide our non-employee directors with a meaningful interest in the attainment of Fusion’s financial goals, and provide financial incentives that will help attract and retain the most qualified non-employee directors. Some of the key features of the 2019 Directors Plan that reflect our commitment to effective management of equity and incentive compensation are set forth below.

We believe our future success depends, in part, on our ability to attract, motivate and retain highly qualified non-employee directors. The ability to provide equity-based awards under the 2019 Directors Plan is a critical component to achieving this success. We would be at a distinct competitive disadvantage if we could not use equity-based awards that are aligned with our peer group companies to recruit, motivate and retain non-employee directors. We also believe that equity compensation motivates non-employee directors to appropriately focus on actions that enhance stockholder value because they will share in that value enhancement through improved share price performance.

Currently, six of our seven director nominees are non-employee directors eligible to participate in the 2019 Directors Plan. Other than the 2016 Plan, which will be amended to remove directors from participation in that plan if Proposal No. 4 is adopted, non-employee directors are not eligible to receive equity awards under any other compensation plans of Fusion or any of its affiliates. Please see the section entitled “Equity Compensation Plans and Burn Rate” on page 37 for a summary of the Company’s historical equity compensation practices and burn rates for all of our equity plans.

Important Features of the 2019 Directors Plan

●
Stockholder approval required for additional shares. The 2019 Directors Plan does not contain an annual “evergreen” provision providing for automatic increases of shares on an ongoing basis. The 2019 Directors Plan instead authorizes a fixed number of shares, and approval of Fusion Stockholders is required for any increase in that number of shares.

●
Award size limits. The 2019 Directors Plan limits the aggregate value of Annual Awards and Interim Awards (each as defined below) received in any one calendar year to $200,000 and $200,000, respectively. The actual amounts approved by the Board for fiscal 2019 are described on page 43 under “New Plan Benefits.”

●
No discounted stock options. The 2019 Directors Plan requires that all stock options have an exercise price equal to or greater than the fair market value of Fusion Common Stock on the date of grant.

●
Repricing not allowed. The 2019 Directors Plan expressly prohibits the repricing of equity awards, including the cancellation and re-grant of outstanding underwater equity awards, without prior approval of the Fusion Stockholders.

●
No liberal share recycling. In general, when awards lapse or are cancelled, the shares of Fusion Common Stock reserved for those awards are returned to the share reserve of the 2019 Directors Plan and become available for future awards. However, shares of Fusion Common Stock that are tendered to the Company in payment of the exercise or purchase price of an award or that are withheld to cover tax withholding obligations are not returned to our share reserve.

●
Ten-Year Term. All stock options granted under the 2019 Directors Plan have a term of no more than ten years.

Description of 2019 Directors Plan

The material terms and provisions of the 2019 Directors Plan are summarized below. This summary, however, does not purport to be a complete description of the 2019 Directors Plan, and is qualified entirely by reference to the complete text of that plan, a copy of which is included as Annex D to this proxy statement.

Administration

 Our Board has the authority to construe and interpret the 2019 Directors Plan and the Stock Awards granted under it, and to establish rules for its administration.

Eligibility

Participation in the 2019 Directors Plan is limited to non-employee members of the Board. Currently, six of our seven directors are non-employee directors eligible to participate in the 2019 Directors Plan. Following adoption of this Proposal No. 4, non-employee directors will no longer be eligible to receive equity awards under the Amended 2016 Incentive Plan.

Stock Subject to the 2019 Directors Plan

An aggregate of 1,000,000 shares of Fusion Common Stock are authorized for issuance under the 2019 Directors Plan. As of the Record Date, no Stock Awards have been granted under the 2019 Directors Plan. If a Stock Award granted under the 2019 Directors Plan fails to vest, expires or terminates without having been fully exercised or vested, the unvested, expired or forfeited shares of Fusion Common Stock subject to such Stock Award become available for subsequent issuance under the 2019 Directors Plan. However, if the exercise price or purchase price of a Stock Award, or the taxes due in respect of a Stock Award, are paid by tendering back to Fusion (or having Fusion withhold from issuance) shares of Fusion Common Stock from the shares otherwise issuable under the Stock Award, then such tendered or withheld shares will be deemed issued and will not be available for subsequent issuance under this plan.

Grant of Stock Awards

The 2019 Directors Plan provides for the automatic grant of Stock Awards to non-employee members of the Board over their period of service on the Board as Interim Awards (if an individual is appointed to the Board during an interim period) and Annual Awards, the form and size of which, subject to limitations set forth below, are determined by the Board each year. Such Interim Awards and Annual Awards may be granted in the form of non-statutory stock options, restricted stock awards and/or restricted stock unit awards, and the vesting provisions of such Stock Awards may vary, in the Board’s sole discretion. Generally, the Board will determine the form and size of such Stock Awards on or prior to December 31 of each year for Stock Awards to be made in the following calendar year. However, the form and size of Stock Awards to be granted in calendar year 2019 was determined by the Board on January 7, 2019, subject to stockholder approval. If no new determination is made by December 31 for the following year, Stock Awards granted in the following year will be in the same form and size approved for the most recently completed year.

Interim Awards. Each non-employee director who is appointed to our Board on a date that is (1) not the date of an annual meeting of stockholders, and (2) less than 11 months since the most recent annual meeting of stockholders, automatically receives a Stock Award or Stock Awards (referred to in this Proposal No. 4 as the Interim Award) at the time of his or her initial appointment to the Board with a value equal to (1) the value of the Annual Award that such non-employee director would have received if he or she had been appointed to the Board at the most recent annual meeting of Fusion Stockholders, but (2) reduced on a pro-rata basis for each month prior to the grant date during which that person did not serve on the Board at any time during such month.

Annual Awards. On the date of each annual meeting of Fusion Stockholders, each non-employee member of the Board who is elected (whether for the first time or through re-election) to the Board at such annual meeting is automatically granted a Stock Award or Stock Awards (referred to in this Proposal No. 4 as the Annual Award) in a dollar amount approved by the Board, subject to limitations set forth below. The date of grant for Annual Awards granted at the 2019 Annual Meeting of Stockholders will be the date of the Annual Meeting.

Award Size Limits

In any single calendar year, each non-employee director may not receive an Annual Award with an aggregate value in excess of $200,000 or Interim Awards with an aggregate value in excess of $200,000. For purposes of determining aggregate award value, stock options are valued as determined for accounting purposes on the date of grant under the generally accepted accounting principles adopted by Fusion for purposes of preparing its financial statements and/or public reporting under Item 402 of Regulation S-K. Restricted stock or restricted stock units are valued by multiplying the number of shares of Fusion Common Stock subject to such award by the Fair Market Value (as defined in the 2019 Directors Plan) on the date of grant.

Terms of Stock Options

Exercise Price. The exercise price of stock options granted under the 2019 Directors Plan is 100% of the Fair Market Value of Fusion’s Common Stock on the grant date.

As of March   , 2019, the closing price of Fusion Common Stock as reported on the Nasdaq Global Market was $   per share.

Consideration. The exercise price of stock options granted under the 2019 Directors Plan may be paid, to the extent permitted by applicable law and the stock option agreement, in (1) cash or check, (2) by delivery of other shares of Fusion common stock, (3) pursuant to a broker-assisted cashless exercise arrangement, or (4) pursuant to a net exercise arrangement.

Vesting. Stock options granted under the 2019 Directors Plan generally vest and become exercisable in periodic installments, as determined by the Board. The vesting provisions of individual options may vary. If a non-employee director’s service on the Board terminates due to permanent disability or death, the option may be exercised for an additional number of shares of Fusion Common Stock in which the director would have vested had he or she continued in Board service until the next annual meeting of Fusion Stockholders.

Term. The maximum term of options granted under the 2019 Directors Plan is ten years.

Termination of Service. If a non-employee director’s service on the Board terminates, options granted under the 2019 Directors Plan generally terminate six months after termination of Board service, unless (1) termination from the Board is due to an individual’s permanent disability, in which case the option, to the extent vested at the date of termination, may be exercised for 12 months following termination, (2) an individual dies while serving on the Board or at any time within six months following termination of service on the Board, in which case the option, to the extent vested at the date of termination, may be exercised for 12 months following the date of death by the person or persons to whom the rights to exercise such option have passed, (3) issuance of the underlying shares would violate the registration requirements of the Securities Act of 1933, as amended, referred to as the Securities Act, at any time during the post-termination exercise period, in which case the option may be exercised for six months following the date that such issuance would not violate Securities Act registration requirements, or (4) sale of the exercised option shares would violate our insider trading policy at any time during the post-termination exercise period, in which case the option may be exercised for six months following the date that such sale of exercised shares would not violate our insider trading policy. In no event, however, may an option be exercised beyond the expiration of its term.

Restrictions on Transfer. Options granted under the 2019 Directors Plan may not be transferred except by will or the laws of descent and distribution or as otherwise set forth in the applicable stock option agreement.

Repricing Not Allowed. The 2019 Directors Plan expressly prohibits the Board from approving any option re-pricing program under the 2019 Directors Plan whereby stock options are surrendered in exchange for any new Stock Awards with a lower exercise or purchase price, without first obtaining approval of such program from Fusion Stockholders. However, this restriction does not include a prohibition on pro-rata adjustments to reflect stock splits and other similar corporate events.

Terms of Restricted Stock Awards or Restricted Stock Units

Consideration. Awards of restricted stock or restricted stock units may be granted under the 2019 Directors Plan in consideration for past or future services rendered to Fusion.

Issuance of Shares. Shares underlying awards of restricted stock and restricted stock units granted under the 2019 Directors Plan are issued upon vesting of the award, or upon a later specified date or event as determined by the Board.

Vesting. Awards of restricted stock or restricted stock units granted under the 2019 Directors Plan generally vest in periodic installments, as determined by the Board. The vesting provisions of such awards may vary. If a non-employee director’s service on the Board terminates due to permanent disability or death, the award vests on an accelerated basis for that additional number of shares in which the participant would have vested had he or she continued in Board service until the next annual meeting of Fusion Stockholders.

Termination of Service. Upon termination of a non-employee director’s service on the Board, any unvested shares underlying restricted stock or restricted stock units that have not vested as of the date of such termination are immediately forfeited back to Fusion.

Restrictions on Transfer. Awards of restricted stock or restricted stock units granted under the 2019 Directors Plan may not be transferred except as set forth in the applicable restricted stock agreement or stock unit award agreement.

Changes to Capital Structure

If any change is made to the outstanding shares of Fusion Common Stock without receipt of consideration by the Company (whether through a stock split or other specified change in the Company’s capital structure), appropriate adjustments will be made to (1) the maximum number and/or class of securities issuable under the 2019 Directors Plan, (2) the number and/or class of securities for which Stock Awards are to be subsequently made to both new and continuing non-employee directors, and (3) the number and/or class of securities and the exercise price per share in effect under each outstanding Stock Award. These adjustments are intended to prevent the dilution or enlargement of benefits for participants.

Changes in Control

In the event of a change in control, each Stock Award will automatically vest as to all shares subject to the Stock Award immediately prior to the effective date of the change in control. Fusion believes this acceleration benefit is consistent with the vesting provisions of the Company’s peer companies and is appropriate because it allows the directors to focus on the best interests of Fusion Stockholders in considering a transaction without concern for their continued service following the change in control.

Duration, Termination and Amendment

The Board may suspend or terminate the 2019 Directors Plan without stockholder approval or ratification at any time. Unless terminated sooner, the 2019 Directors Plan is scheduled to terminate on the earlier of (1) the day immediately prior to the date of our 2029 Annual Meeting of Fusion Stockholders, or (2) the date on which all shares available for issuance under the 2019 Directors Plan have been issued or cancelled pursuant to the exercise of Stock Awards.

The Board may amend or modify the 2019 Directors Plan at any time, subject to any required stockholder approval. Stockholder approval is required for any amendment that would (1) modify the requirements as to eligibility for participation to the extent such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or any applicable securities exchange listing requirements, (2) increase the number of shares reserved for issuance under the 2019 Directors Plan, or (3) materially change any other provision of the 2019 Directors Plan if such change requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or any applicable securities exchange listing requirements. In addition, amendments adversely affecting rights and obligations under outstanding Stock Awards require the approval of the affected non-employee directors.

New Plan Benefits

Awards to be Granted to Certain Individuals and Groups under the 2019 Directors Plan

The following table shows, for each of our named executive officers and the various groups indicated, the number of shares of Fusion Common Stock underlying Stock Awards that we expect will be granted under the 2019 Directors Plan during fiscal 2019.

Restricted Stock Awards
Name and Address of Beneficial Owner	Dollar Value(3)	Number of Awards (3)
Matthew D. Rosen, Chief Executive Officer(1)	--	--
Russell Markman, President and Chief Operating Officer(1)	--	--
James P. Prenetta, Jr., Executive Vice President and General Counsel(1)	--	--
All executive officers as a group (7 persons)
All directors who are not executive officers as a group (6 persons)(2)	$1,463,360.25	886,885
All employees, excluding executive officers, as a group (1)	--	--
________________
(1)
 Employees, including executive officers, are not eligible to participate in the 2019 Directors Plan.

(2)
 Represents amounts owed to non-employee directors for 2018 (which each of the non-employee directors have agreed to take in shares of Fusion Common Stock) and the equity portion of their 2019 compensation. If the Fusion Stockholders do not approve the 2019 Directors Plan, then the 2019 Directors Plan will not become effective and no awards will be granted thereunder. In that case, the Amended 2016 Equity Plan will not be amended to eliminate non-employee directors and such non-employee directors will, to the extent that shares of Fusion Common Stock are available for grant thereunder, receive their annual grants under the Amended 2016 Equity Plan.

(3)
Share calculations are based on the Company’s closing price as of January 4, 2019, date on which the Board approved the annual compensation plan for non-employee directors. The dollar value of the shares to be granted in 2019 will be recalculated at the time the shares of restricted Fusion Common Stock is granted to the non-employee directors.

U.S. Federal Income Tax Information

The following is a summary of the effects of certain principal U.S. federal income tax laws and regulations upon a non-employee director and the Company with respect to a non-employee director’s participation in the 2019 Directors Plan. This summary does not purport to be a complete description of all U.S. federal tax implications of participation in the 2019 Directors Plan, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.

          Non-Statutory Stock Options. No taxable income is generally recognized by a participant upon the grant or vesting of a non-statutory stock option under the 2019 Directors Plan. Upon exercise of a non-statutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, the Company will be entitled to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon disposition of Fusion Common Stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such common stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the common stock was held for more than one year.

Restricted Stock Awards. Upon the grant of a restricted stock award which is unvested and subject to reacquisition by Fusion in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when the Company’s reacquisition right lapses, an amount equal to the fair market value of the shares on the dates the reacquisition right lapses. The participant may, however, elect under Section 83(b) of the Tax Code to include as ordinary income in the year of issuance an amount equal to the fair market value of the shares on the date of issuance. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the reacquisition right lapses. The Company will be entitled to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon disposition of the common stock acquired upon the receipt of a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such common stock plus any amount previously recognized as ordinary income in respect of such common stock. Such gain or loss will be long-term or short-term depending on whether the common stock was held for more than one year.

Restricted Stock Unit Awards. No taxable income is generally recognized upon receipt of a restricted stock unit award under the 2019 Directors Plan. In general, the participant will recognize ordinary income in the year in which the shares to be issued in respect of that unit are issued in an amount equal to the fair market value of the shares on the issuance date. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

If non-statutory stock options and restricted stock units fail to comply with Section 409A of the Tax Code, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral or, if later, vesting, and pay an additional twenty percent (20%) tax. The Company intends (but cannot and does not guarantee) that awards granted under the 2019 Directors Plan will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the 2019 Directors Plan in such a manner.

Required Vote and Board Recommendation

The affirmative vote of a majority of shares of Fusion Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of the Proposal No. 4. Abstentions will have the effect of a vote “AGAINST” this Proposal No. 4 while broker non-votes will not have an effect on the outcome of this Proposal.

Our Board Recommends that You Vote “FOR” Proposal No. 4

PROPOSAL NO. 5 – ELECTION OF DIRECTORS

Nominees for Election as Directors

At the Annual Meeting, Fusion Stockholders will be asked to elect seven nominees to the Board. These nominees were nominated by the Board in accordance with the terms of the Stockholders Agreement. All of the director nominees are incumbent directors. Each nominee has agreed to serve as a director if reelected.

The Company’s Bylaws currently provide that a director’s term extends from the date of his or her election or appointment to the Board until Fusion holds its next annual meeting of stockholders or their successors are duly elected and qualified or until his or her death, resignation or removal.

Fusion’s Bylaws currently provide that directors are elected by a plurality of votes cast by stockholders present at the meeting, in person or represented by proxy. Therefore, the seven nominees who receive the greatest number of votes cast at the Annual Meeting will be elected.

Director Background and Qualifications

Fusion believes that individuals who are nominated to serve as directors should possess the necessary intelligence, business skills, and life experience to make a significant contribution to the Company; should have adequate time to devote to their activities as Board members; should demonstrate the highest level of ethical behavior; should have no conflicts of interest that might influence the performance of their duties as Board members; should have the ability to work effectively and harmoniously with other directors and with management; and be fully committed to building long-term value for Fusion Stockholders.

The Company seeks a board that is comprised of professionals with diverse backgrounds and who possess business skills directly relevant to the day-to-day activities of the Company. In the information provided below, Fusion identifies for each nominee the unique background, business experience, and skills that it believes will allow him to provide effective guidance to management and have a positive impact on the performance of the Company. In particular, Fusion identifies the industry, operational, financial, and legal and leadership experience that led it to conclude that each of these nominees should be reelected to serve on the Board.

In addition to specific qualifications, the information set forth below includes each nominee’s age, principal occupation, and business experience during at least the last five years, and other directorships currently held in public companies.

Name	Age	Director Since
Matthew D. Rosen	46	May 2005
Holcombe T. Green, Jr.	79	May 2018
Marvin S. Rosen	78	March 1998
Holcombe T. Green, III	49	May 2018
Lewis W. Dickey, Jr.	57	May 2018
Rafe de la Gueronniere	66	May 2018
Michael J. Del Giudice	76	November 2004

All nominees for the Board were selected in accordance with the terms of the Stockholders Agreement. Matthew D. Rosen, Marvin S. Rosen, and Michael J. Del Giudice are designees of the Fusion Board, as constituted prior to Fusion’s acquisition of Birch Communications. Holcombe T. Green, Jr., Holcombe T. Green, III and Lewis W. Dickey, Jr. are designees of BCHI. The independent designee is Rafe de la Gueronniere.

Matthew D. Rosen, Chairman of the Board and Chief Executive Officer

 Mr. Rosen has served as a director of Fusion since May 2005, has served as Chairman of the Board since May 2018 and has served as its Chief Executive Officer since March 2006. He served as President of Fusion from March 2006 until March 2008, as its Chief Operating Officer from August 2003 to March 2006, as its Executive Vice President and Chief Operating Officer from February 2002 to August 2003, as its ExecutiveVice President and President of Global Operations from November 2000 to January 2002 and as its President of US Operations from March 2000 to November 2000. From 1998 to 2000, he held various management positions, including President of the Northwest and New England Operations for Expanets, an integrated network communications service provider with $1.3 billion of annual revenue. From 1996 to 1998, he was Corporate Director of Operations for Oxford Health Plans, a health care company with $4 billion of annual revenue, where he worked on developing and executing turnaround strategies. Prior to his role as Corporate Director of Operations, Mr. Rosen held an executive position in a start-up healthcare technology subsidiary of Oxford where he played an integral part in developing strategy and building its sales, finance and operations departments. Prior to working at Oxford, Mr. Rosen was an investment banker in Merrill Lynch’s corporate finance department. Mr. Rosen is the son of Marvin Rosen, a Director.

Director Qualification: The Board believes that Mr. Rosen’s background as its current Chief Executive Officer and as its former Chief Operating Officer, a senior executive in the telecommunications industry, an experienced operations executive and a former investment banker provides him with the industry, operational, financial and leadership experience to advise the Board on all aspects of the Company’s business.

Holcombe T. Green, Jr., Vice-Chairman of the Board

Mr. Green, Jr. has served as Vice Chairman of the Board and as a Director of Fusion since May 2018. Mr. Green, Jr. is a co-founder, and has served as a director, of Birch Equity Partners, LLC since January 2015. Prior to forming Birch Equity Partners, Mr. Green founded and was a principal at Green Capital Investors, where he also served as its Chairman, a Director and Chief Executive Officer at the firm’s portfolio companies. Prior to that, Mr. Green, Jr. served as the Chairman and Chief Executive Officer at Westpoint Stevens Inc. from October 1992 to June 2003. Prior to that, Mr. Green was a Senior Partner at Hansell & Post, where he practiced corporate law for more than 20 years. Mr. Green served as a Trustee of Yale University Board; as a Director of High Museum of Art, Atlanta Botanical Garden, Families First, Inc., The Atlanta Ballet, Atlanta History Center, Atlanta Music Festival Association and Woodruff Arts Center; and he was also a Trustee of The Taft School. Previously, Mr. Green served as the Chairman of HBO & Company; and as a Director of Cumulus Media Inc. Mr. Green, Jr.’s son, Holcombe Green, III, also serves as a Director.

Director Qualification: The Board believes that Mr. Green’s background as the co-founder of several investment funds, his service as a chief executive officer of several companies, his background as a corporate attorney and his service as a director for several other private and public companies, provides him with the industry, financial, legal, and leadership experience to advise the Board on strategic and tactical matters.

Marvin S. Rosen, Director

Marvin Rosen co-founded the Company in 1997. He served as the Chairman of the Board from November 2004 to May 2018, Vice Chairman of the Board from December 1998 to November 2004 and has been a member of the Board since March 1998. He served as our Chief Executive Officer from April 2000 to March 2006. In January 2014, he rejoined the international law firm of Greenberg Traurig as a stockholder specializing in corporate securities matters. He previously was a stockholder of that firm and also acted as Of Counsel for a number of years.  Mr. Rosen was Finance Chairman for the Democratic National Committee from September 1995 to January 1997. Currently, he serves on the Board of Directors of the Robert F. Kennedy Center for Justice and Human Rights, the Howard Gilman Foundation, the Nikko Asset Management Americas and the Roundabout Theatre.  Mr. Rosen served on the Board of Directors of Terremark Worldwide, Inc. from 2000 until its sale to Verizon in 2011. Mr. Rosen’s son, Matthew Rosen, is our Chief Executive Officer and Chairman of the Board.

Director Qualification:  Mr. Rosen’s background as the co-founder and former Chief Executive Officer of the Company, a securities attorney and a director of a public company provides him with the industry, financial, legal, and leadership experience to advise the Board on strategic and tactical matters.

Holcombe T. Green, III, Director

Mr. Green, III has served as a Director of the Company since May 2018. He has been a Managing Director at Lazard Frѐres & Co. LLC, referred to as Lazard, in New York City since January 2008. He has served as the global head of the secondary advisory business at Lazard and a senior member of the private fund advisory business since January 2007. Mr. Green, III joined Lazard in January 2004. From January 2002 through January 2003, Mr. Green was Director of Corporate Development at IBM Corporation, with responsibilities including the origination and execution of strategic transactions with and for IBM Global Services, then the largest division of IBM. From 1997 until 2002, Mr. Green was an investment banker at Merrill Lynch & Co. advising clients in the technology, industrial and consumer sectors with regard to strategic and financing transactions. Prior to attending the Yale School of Management, Mr. Green worked in the United States Senate in the office of Senator Sam Nunn of Georgia. He is a trustee of The Taft School and a member of the Advisory Board of the Yale University International Center for Finance. Mr. Green, III is the son of Holcombe Green, Jr., the Vice Chairman of the Board.

Director Qualification: The Board believes that Mr. Green’s background as an investment banker, provides him with the financial and leadership experience necessary to advise the Board on strategic and tactical matters.

Lewis W. Dickey, Jr., Director

Mr. Dickey has served as a Director of the Company since May 2018. Since May 2017, Mr. Dickey has served as the Chairman and Chief Executive Officer of Modern Media Acquisition Corp., a Nasdaq listed special purpose acquisition corporation. Since September 2010, Mr. Dickey has served as Chairman of the Board of Modern Luxury Media, a regional magazine publishing company and since May 2017 he has also served as its Chief Executive Officer. From March 2000 to September 2015, Mr. Dickey served as Chief Executive Officer of Cumulus Media, Inc., a leader in the radio broadcasting industry which owns and operates a nationwide radio network. Mr. Dickey also served as Chairman of the Board of Cumulus Media Inc. from December 2000 to May 2015. Prior to co-founding Cumulus in 1997, Mr. Dickey was a nationally regarded consultant on media strategy.

Director Qualification:  Mr. Dickey’s background as the co-founder of a media company and his service as the chairman and chief executive officer of several companies, provides him with the industry, financial, and leadership experience to advise the Board on strategic and tactical matters.

Rafe de la Gueronniere, Director

Mr. Rafe de la Gueronniere has served as a Director of the Company since May 2018. Mr. de la Gueronniere has served as a director of Third Point Reinsurance Ltd. since November 2013. From March 2014 to March 2017, Mr. de la Gueronniere served as co-chairman of Continuity Logic, LLC, a software company. From March 2013 through March 2014, Mr. de la Gueronniere served as Vice Chairman of New Providence Asset Management, a money management company that he co-founded in 2003. Prior to co-founding New Providence, Mr. de la Gueronniere was a Principal at the Mariner Investment Group, Chairman of the Discount Corporation of New York, and a Member of the Management Committee and Board at Paine Webber, Inc. Mr. de la Gueronniere began his career at J.P. Morgan & Co. where he was a Senior Vice President responsible for the fixed income and precious metals businesses. He formerly served as a member of the Investment Committee of the John D. and Catherine T. MacArthur Foundation and as a Trustee and Investment Committee Chair for both the Taft School and the Far Hills Country Day School and was a longstanding member of the U.S. Treasury Debt Management Advisory Committee. Mr. de la Gueronniere has more than 35 years of experience in fixed income, equity investing, foreign exchange, and the precious metals business.

Director Qualification:  Mr. de la Gueronniere’s experience in the investment and banking industries gained over a career spanning more than 35 years, his service as the Chairman, co-chairman and vice-chairman for several companies and his service as a director for another public company, provides him with the financial and leadership experience to be a valuable advisor to executive management and the Board.

 Michael J. Del Giudice, Director

Mr. Del Giudice has served as a Director since November 2004. He is a Senior Managing Director of Millennium Capital Markets LLC and Senior Managing Director of MCM Securities LLC, both of which he founded in 1996. Mr. Del Giudice also serves as Chairman of Carnegie Hudson Resources, LLC founded in 2012. Mr. Del Giudice has been a Member of the Board of Directors of Consolidated Edison Company of New York, Inc. from 1999 until 2019, having served as a lead director for ten years. Mr. Del Giudice served as a director of Reis, Inc. from 2007 to 2013 and was a director of Barnes and Noble, Inc. from 1999 to September 2010. He currently serves as Chairman of the New York Racing Association, which operates New York's three race tracks. Mr. Del Giudice was a General Partner and Managing Director at Lazard from 1985 to 1995. From 1983 to 1985, Mr. Del Giudice was Chief of Staff to New York Governor Mario M. Cuomo. He served from 1979 to 1981 as Deputy Chief of Staff to Governor Hugh L. Carey and from 1975 to 1979 as Chief of Staff to the then Speaker of the New York Assembly.

Director Qualification:  Mr. Del Giudice’s background as a Senior Managing Director of securities and investment firms, an investment banker, Chief of Staff to a Governor and an active corporate director provides him with the financial and leadership experience to be a valuable advisor to executive management and the Board.

Vote Required for Approval

Directors are elected by a plurality of the votes cast at the Annual Meeting in person or represented by proxy. Only votes cast “FOR” or “WITHHELD” will be counted. Votes that are “withheld” will not count as votes “for” or “against” a director because directors are elected by plurality voting. Abstentions and broker non-votes will have no effect on the outcome of this Proposal No 5.

Our Board Recommends that You Vote “FOR” each of the Seven Director Nominees

PROPOSAL NO. 6 – NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, Fusion Stockholders have the opportunity to cast an advisory vote to approve the compensation of our Named Executive Officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the compensation tables and the narrative disclosures that accompany the compensation tables (a “say-on-pay proposal”).

The “Executive Compensation” section of this proxy statement describes in detail our executive compensation programs and the decisions made by the Compensation Committee with respect to compensation for the fiscal year ended December 31, 2018. As we describe in that section of the proxy statement, our executive compensation program incorporates a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with the Fusion Stockholders. The Board believes this link between compensation and the achievement of our near and long-term business goals has helped drive our performance over time.  At the same time, we believe our program does not encourage excessive risk-taking by management.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to the success of the Company. Under these programs, our Named Executive Officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of the Fusion Stockholders.

We value the feedback provided by the Fusion Stockholders. We have discussions with many of our stockholders on an ongoing basis regarding various corporate governance topics, including executive compensation, and take into account their views regarding the design and effectiveness of our executive compensation program.

Resolution of Fusion Stockholders

Fusion Stockholders are being asked to approve the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules, which disclosure includes the information under “Executive Compensation,” the compensation tables and accompanying narrative disclosure, and any related material disclosed in this proxy statement, is hereby approved.”

As an advisory vote, this Proposal No. 6 is not binding. The outcome of this advisory vote will not overrule any decision by the Company or the Board (or any Committee thereof), create or imply any change to the fiduciary duties of the Company or the Board (or any Committee thereof), or create or imply any additional fiduciary duties for the Company or the Board (or any Committee thereof).  However, our Board values the opinions expressed by the Fusion Stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

It is expected that the next say-on-pay vote will occur at the 2022 Annual Meeting of stockholders.

Board Recommendation and Vote Required for Approval

On this non-binding, advisory matter, the affirmative vote by a majority of shares of Fusion Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve Proposal No. 6. The Board of Directors believes that voting “FOR” the compensation of our Named Executive Officers is in the best interest of the Company and the best interests of the Fusion Stockholders. Abstentions will have the effect of a vote “AGAINST” this Proposal No. 6 while broker non-votes will not have an effect on the outcome of this Proposal.

Our Board Recommends that You Vote “FOR” Proposal No. 6

PROPOSAL NO. 7 – NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

Background

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement an additional separate proposal, which gives Fusion Stockholders the opportunity to vote on how frequently future advisory votes on the compensation of our Named Executive Officers (i.e., ”Say-on-Pay” votes) will occur. Fusion Stockholders may vote on whether they prefer an advisory vote to occur every one, two or three years (a triennial vote), or they may abstain from voting. While the Board and Compensation Committee intend to carefully consider the Fusion Stockholder vote resulting from this proposal, the final vote will not be binding on the Company and is only advisory in nature.

After careful consideration, the Board recommends that an advisory vote on the compensation of our Named Executive Officers be held every three years. The Board believes that an advisory vote every three years will be the most effective timeframe for the Company to respond to feedback from the Fusion Stockholders and provide the Company with sufficient time to engage with Fusion Stockholders to understand and respond to the vote results. The Board also believes a triennial vote would align more closely with the multi-year performance measurement cycle the Company uses to reward long-term performance. Our executive compensation programs are based on our long-term business strategy, which is more appropriately reflected with a three year timeframe. However, the Board recognizes that Fusion Stockholders may elect to hold advisory votes on executive compensation more frequently than every three years (i.e., every one year or every two years). Therefore, the Board seeks input from Fusion Stockholders regarding the frequency of holding advisory votes on executive compensation.

With respect to this advisory vote on the frequency of holding future advisory votes on the compensation of our Named Executive Officers, Fusion Stockholders have four voting options (one year, two years, three years, or abstention). The option of one year, two years or three years that receives the greatest number of votes will be the frequency for the advisory vote on executive compensation approved by Fusion Stockholders, provided that the final vote is advisory in nature and will not be binding on the Company. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes will not be counted in determining the number of shares necessary for approval. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the proxy will vote such proxy for “THREE YEARS” as to the frequency of holding advisory votes on executive compensation.

As noted above, the vote solicited by this proposal is advisory and its outcome will not be binding on the Board or the Compensation Committee, whether or not it is approved by the aforementioned voting standard. In evaluating the vote on this proposal, the Board and the Compensation Committee will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our Named Executive Officers.

The Company’s policy is to provide Fusion Stockholders with an opportunity to approve the frequency of holding future advisory votes on executive compensation every six years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2025 Annual Meeting of stockholders.

Board Recommendation and Vote Required for Approval

On this non-binding, advisory matter, the Board recommends voting for “THREE YEARS” as the frequency of holding advisory votes on executive compensation. The option (one year, two years or three years) that receives the greatest number of votes of shares of Fusion Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be deemed the frequency approved by the Fusion Stockholders, provided that the final vote will not be binding on the Company and is advisory in nature. Abstentions will have the effect of a vote “AGAINST” each of the voting options. Broker “non-votes” will not be counted in tabulating the results of Proposal No. 7. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the proxy will vote such proxy for “THREE YEARS” as the frequency of holding advisory votes on executive compensation.

Our Board Recommends that You Vote for “THREE YEARS” as the Frequency of Holding Advisory Votes on Executive Compensation

PROPOSAL NO. 8 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Reasons for the Proposal

The Audit Committee, in accordance with its charter, intends to engage EisnerAmper as the Company’s independent registered public accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2019. EisnerAmper audited Fusion’s financial statements for the fiscal year ended December 31, 2017 and is auditing Fusion’s financial statements for the fiscal year ended December 31, 2018.  In deciding to appoint EisnerAmper, the Audit Committee reviewed auditor independence issues and existing commercial relationships with EisnerAmper and concluded that EisnerAmper has no commercial relationship with Fusion that would impair its independence for the fiscal year ending December 31, 2019.

Representatives of EisnerAmper are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

The aggregate fees billed to Fusion by EisnerAmper, for each of the years ended December 31, 2018 and 2017 are as follows:

 Audit and Audit-Related Fees

The fees billed for professional services rendered by EisnerAmper for the years ended December 31, 2018 and 2017 were approximately $565,000 and $427,000, respectively.  The fees billed for professional services included fees associated with the audit of Fusion’s annual financial statements, reviews of the Company’s quarterly financial statements and consent for Fusion’s registration statement.

Tax Related Fees

There were no fees billed for tax-related services by EisnerAmper during the years ended December 31, 2018 and 2017.

All Other Fees

Fees for other services that were not included in the categories above billed by EisnerAmper during the years ended December 31, 2018 and 2017 were approximately $25,000 and $17,580, respectively. These fees were primarily for audit and due diligence services related to business acquisition transactions undertaken by the Company.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Accountants

Consistent with SEC policies regarding auditor independence, the Audit Committee has the responsibility for appointing, setting compensation, and overseeing the work of the independent accountants.  In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent accountant.

Prior to engagement of the independent accounting firm for the audit of the Company’s 2019 consolidated financial statements, management will submit to the Audit Committee for approval an aggregate of services expected to be rendered during that year for each of the three categories of services.

Audit and audit-related services include audit work performed in the preparation of annual financial statements, reviews of the Company’s interim financial statements and work that generally only the independent accountants can reasonably be expected to provide, including comfort letters, statutory audits, employee benefit plan audits and attest services and consultation regarding financial accounting and/or reporting standards.

              Other Fees are those fees associated with services not captured in the other categories, including due diligence and other audit services related to mergers and acquisitions.

Prior to engagement, the Audit Committee pre-approves these services by category of service. During the year, circumstances may arise when it may become necessary to engage the independent accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent accountant.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In 2018, all audit and permissible non-audit services provided by the independent accountants were preapproved by the Audit Committee.

Required Vote and Board Recommendation

The affirmative vote of a majority of shares of Fusion Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for its approval. Abstentions will have the effect of a vote “AGAINST” this Proposal No. 8. As Proposal No. 8 is considered a “routine” matter, brokers will be permitted to exercise their discretion to vote shares on the proposal for which they have not received instructions.

Our Board Recommends that You Vote “FOR” Proposal No. 8

OTHER BUSINESS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the Annual Meeting.  If, however, other matters properly come before the Annual Meeting, the accompanying proxy authorizes the person named as proxy or his/her substitute to vote on such matters as he/she determines appropriate.

DISSENTERS’ RIGHTS

Under Delaware law there are no dissenters’ rights available to stockholders in connection with any matter to be voted upon at the Annual Meeting.

ANNEX A

CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FUSION CONNECT, INC.

It is hereby certified that:

1.           The name of the corporation (hereinafter called the “Corporation”) is FUSION CONNECT, INC.

2.           The Amended and Restated Certificate of Incorporation of the Corporation, recorded by the State of Delaware, Secretary of Corporations on May 4, 2018, is hereby amended by striking out the first paragraph of Article “FOURTH” thereof and by substituting in lieu of said first paragraph, the following new first paragraph of “FOURTH” Article:

“FOURTH: The total number of shares of Capital Stock which the Corporation shall have authority to issue is 210,000,000 shares, of which 200,000,000 shares shall be Common Stock, par value $0.01 per share, and 10,000,000 shares shall be Preferred Stock, par value $0.01 per share.”

3.           This Amendment to the Amended and Restated Certificate of Incorporation of the Corporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.           The effective time of this Amendment to the Amended and Restated Certificate of Incorporation shall be the date of filing.

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Amended and Restated Certificate of Incorporation of Fusion Connect, Inc., as of      , 2019.

FUSION CONNECT, INC.

By: ____________________________
Name:  Philip D. Turits, as Corporate Secretary

A-1

ANNEX B –ESOP

FUSION CONNECT, INC.
2019 EMPLOYEE STOCK PURCHASE PLAN

(Approved by the Board of Directors on February 26, 2019)

The purpose of the Fusion Connect, Inc. 2019 Employee Stock Purchase Plan (the “Plan”) is to provide eligible employees of Fusion Connect, Inc. (the “Company”) and each Designated Subsidiary (as defined in Section 12) with opportunities to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), subject to the terms set forth herein. The total number of shares of Common Stock approved and reserved for issuance under the Plan is set forth in Section 11. The Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and shall be interpreted in accordance with that intent.

1. Administration. The Plan will be administered by the person or persons (the “Administrator”) appointed by the Company’s Board of Directors (the “Board”) for such purpose. The Administrator has authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable; (ii) interpret the terms and provisions of the Plan; (iii) make all determinations it deems advisable for the administration of the Plan; (iv) decide all disputes arising in connection with the Plan; (v) correct any defect, supply any omission and reconcile any inconsistency or ambiguity in the Plan; and (vi) otherwise supervise the administration of the Plan. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder or by the Administrator. All expenses of administering the Plan shall be borne by the Company.

2. Offering Periods. The Company will implement one or more offering periods to eligible employees to purchase Common Stock under the Plan (“Offering Periods”). Unless otherwise determined by the Administrator, the initial Offering Period will begin on July 1, 2019 and will end on September 30, 2019. Thereafter, unless otherwise determined by the Administrator, a new Offering Period will begin on the first business day of each subsequent calendar quarter and end on the last business day of each such calendar quarter. The Administrator may, in its discretion, designate a different Offering Period, provided that no Offering Period shall exceed one year in duration or overlap any other Offering Period.

3. Eligibility. Any individual who, as of the first day of an Offering Period (the “Grant Date”), (i) is classified as an employee on the books and records of the Company or a Designated Subsidiary and (ii) unless this requirement is waived by the Administrator, is customarily employed for more than 20 hours per week and more than 5 months in any calendar year, shall be eligible to participate in such Offering Period; provided that the Administrator may exclude from participation in any Offering Period any employees who are “highly compensated employees” of the Company or a Designated Subsidiary (within the meaning of Section 414(q) of the Code) or a subset of such highly compensated employees. Notwithstanding any other provision herein, individuals who are not contemporaneously classified as employees of the Company or a Designated Subsidiary are not considered to be eligible employees of the Company or any Designated Subsidiary and shall not be eligible to participate in the Plan. In the event any such individuals are reclassified as employees of the Company or a Designated Subsidiary for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation in the Plan. For the avoidance of doubt, the exclusive means for individuals who are not contemporaneously classified as employees of the Company or a Designated Subsidiary on the Company’s or Designated Subsidiary’s books and records to become eligible to participate in this Plan is through an amendment to this Plan, duly executed by the Company and approved in accordance with the terms set forth herein, which specifically renders such individuals eligible to participate in the Plan.

4. Participation.

(a) Participants. An eligible employee who is not a Participant in an Offering Period may participate in a subsequent Offering Period by submitting an enrollment form to his or her appropriate payroll administrator within the period beginning fifteen (15) business days before the Grant Date and ending on the day prior to the Grant Date (or within such other period or by such other deadline or method as shall be established from time to time by the Administrator for the Offering Period). An eligible employee who is a Participant in an Offering Period will remain a Participant in each subsequent Offering Period unless and until the Participant withdraws from the Plan pursuant to Section 7.

(b) Enrollment. The enrollment form will (i) state either (A) a whole percentage or (B) a fixed dollar amount to be deducted from the eligible employee’s Compensation (as defined in Section 12) per pay period, up to a maximum of 15% of such Compensation, (ii) authorize the purchase of shares of Common Stock in each Offering Period in accordance with the terms of the Plan and (iii) include such other information as the Administrator may request. An employee who does not enroll in the Plan in accordance with these procedures will be deemed to have waived the right to participate in the Plan. Unless a Participant files a new enrollment form or withdraws from the Plan, such Participant’s deductions and purchases will continue at the same whole percentage or fixed dollar amount of Compensation for future Offering Periods, provided he or she remains an eligible employee.

(c) Notwithstanding the foregoing, participation in the Plan will be neither permitted nor denied contrary to the requirements of the Code.

5. Employee Contributions. Payroll deductions for an Offering Period shall commence on the first payroll date on or after the applicable Grant Date and end on the last payroll date on or before the applicable Exercise Date. The Company will maintain book accounts showing the amount of payroll deductions made by each Participant for each Offering Period. No interest will accrue or be paid on payroll deductions.

6. Deduction Changes. Unless otherwise determined by the Administrator, during an Offering Period, a Participant may increase or decrease his or her rate of payroll deductions for such Offering Period by filing a new enrollment form authorizing the new rate of payroll deductions at least 15 days prior to the Exercise Date for such Offering Period, and a Participant may increase or decrease his or her rate of payroll deductions for a subsequent Offering Period by submitting a new enrollment form during the period beginning 15 business days before the Grant Date for such Offering Period and ending on the day prior to such Grant Date.

7. Withdrawal. A Participant may withdraw from participation in the Plan by delivering a written notice of withdrawal to his or her appropriate payroll administrator no later than five (5) days before the next Exercise Date, or such other period as shall be specified by the Administrator. The Participant’s withdrawal will be effective before such Exercise Date. Following a Participant’s withdrawal, the Company will promptly refund such individual’s entire account balance under the Plan to him or her (after payment for any shares of Common Stock purchased under the Plan before the effective date of withdrawal). Partial withdrawals are not permitted. Such an employee may not resume participation in the Plan during the remainder of the Offering Period in which such withdrawal occurred, but may enroll in a subsequent Offering Period in accordance with Section 4 above.

8. Grant of Options. On each Grant Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the last day of such Offering Period (the “Exercise Date”), at the Option Price defined below, the number of shares of Common Stock equal to the lowest of (a) the number of shares of Common Stock determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the Option Price; (b) 5,000 shares; or (c) such other lesser maximum number of shares as shall have been established by the Administrator in advance of the Offering Period; provided, however, that such Option shall be subject to the limitations set forth below and shall be subject to adjustment as set forth in Section 18. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each share of Common Stock purchased under an Option (the “Option Price”) will be the lesser of (i) 85 percent (or such higher percentage as may be specified by the Administrator for an Offering Period) of the Fair Market Value of one share of Common Stock on the Grant Date, or (ii) 85 percent (or such higher percentage as may be specified by the Administrator for an Offering Period) of the Fair Market Value of one share Common Stock on the Exercise Date.

Notwithstanding the foregoing, no Participant may be granted an Option if such Participant, immediately after the Grant Date, would be treated as owning stock possessing five (5) percent or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 12). In determining the stock ownership of a Participant for purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply, and all stock that the Participant has a contractual right to purchase shall be treated as stock owned by the Participant. In addition, no Participant may be granted an Option that permits his or her rights to purchase shares of Common Stock under the Plan and all other employee stock purchase plans of the Company and its Parents and Subsidiaries, to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined on the Grant Date(s)) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted. Any amounts received from a Participant that cannot be used to purchase shares of Common Stock hereunder as a result of the limitations set forth in this paragraph shall be returned as soon as reasonably practicable to the Participant without interest.

9. Exercise of Option and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option on such date and shall acquire from the Company such whole number of shares of Common Stock reserved under the Plan as his or her accumulated payroll deductions on such Exercise Date will purchase at the Option Price, subject to any other limitations contained in the Plan; provided that no fractional shares of Common Stock may be purchased under the Plan. Any amount remaining in a Participant’s account at the end of an Offering Period solely by reason of the prohibition on the purchase of fractional shares will be carried forward to the next Offering Period; any other balance remaining in a Participant’s account at the end of an Offering Period will be refunded to the Participant promptly.

10. Issuance of Common Stock. An electronic book entry with the Company’s transfer agent representing shares of Common Stock purchased under the Plan may be issued in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee in writing to be his, her or their nominee for such purpose.

11. Common Stock Subject to the Plan. Subject to adjustment as provided in Section 18, a total of 700,000 shares of Common Stock have been approved and reserved for purchase under the Plan. Such shares of Common Stock may consist of authorized but unissued shares of Common Stock, shares held in the treasury of the Company, shares purchased on the open market or any combination of the foregoing. If an outstanding Option expires or is terminated pursuant to the Plan without being exercised, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for issuance under the Plan without any action required by the Administrator or the Company.

12. Definitions.

(a) “Compensation” means the total compensation paid to a Participant, including all salary, wages (including otherwise payable amounts elected to be deferred by the Participant under any cash or deferred arrangement or other deferred compensation program established by the Company or a Designated Subsidiary), commissions, overtime pay and other remuneration paid directly to the Participant, but excluding referral and hiring bonuses, incentive bonuses, profit sharing, the cost of employee benefits paid for by the Company or a Designated Subsidiary, education, tuition or other similar reimbursements, imputed income arising under any Company or Designated Subsidiary group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options or other equity-based awards, contributions made by the Company under any employee benefit plan, and similar items of compensation.

(b) “Designated Subsidiary” means any present or future wholly-owned U.S. Subsidiary (as defined below) and any other Subsidiary that has been designated by the Board or the Administrator to participate in the Plan. The Board or the Administrator may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders of the Company.

(c) “Fair Market Value” with respect to a share of Common Stock means, on any given date, the fair market value of one share of Common Stock determined in good faith by the Administrator; provided, however, that if shares of Common Stock are admitted to quotation on the Nasdaq Global Market or another national securities exchange, such determination shall be made by reference to the closing price of one share of Common Stock on such date. If there is no closing price for such shares of Common Stock for such date, such determination shall be made by reference to the last date preceding such date for which there is a closing price for such shares of Common Stock.

(d) “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.

(e) “Participant” means an eligible employee, as determined in Section 3, who has enrolled in the Plan in accordance with the provisions of Section 4.

(f) “Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.

13. Rights on Termination of Employment. If a Participant’s employment with the Company or a Designated Subsidiary terminates for any reason before an Exercise Date, no payroll deduction will be made under the Plan from any amount due and owing to the Participant on or after his or her termination date and any balance in the Participant’s account will be paid to the Participant or, in the case of the Participant’s death, to his or her designated beneficiary as if the Participant had withdrawn from the Plan under Section 7 on his or her termination date. A Participant who is employed by a Designated Subsidiary will be deemed to have terminated employment for purposes of the Plan if and when such Designated Subsidiary ceases to be a Subsidiary, and a Participant whose employment is transferred to any entity other than the Company or a Designated Subsidiary will be deemed to have terminated employment for purposes of the Plan at the time of such transfer. A Participant will not be deemed to have terminated employment for purposes of this Plan if the Participant is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed by a statute, by contract or by the policy pursuant to which the leave of absence was granted or if the Administrator so provides in writing.

14. Special Rules. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that such rules are consistent with the requirements of Section 423(b) of the Code. Any special rules established pursuant to this Section 14 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other Participants in the Plan.

15. Optionees Not Stockholders. Neither the grant of an Option to a Participant nor the deduction of any amount from his or her Compensation hereunder shall confer upon the Participant any rights (including voting or dividend rights) with respect to the shares of Common Stock into which such Option is exercisable until such shares have been purchased by and issued to the Participant.

16. Rights Not Transferable. Options and other rights under the Plan may not be assigned, transferred, pledged or otherwise disposed of in any way other than by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such Options or other rights in violation of this provision shall be void and without effect.

17. Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

18. Adjustment in Case of Changes Affecting Common Stock.

(a) Adjustments. In the event that any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Board will, in such manner as it deems equitable, adjust the number and class of the shares of Common Stock that may be delivered under the Plan, the number of shares of Common Stock covered by each outstanding Option, the Option Price for each outstanding Option, and the numerical limits set forth in Sections 8 and 11.

(b) Dissolution or Liquidation. Unless otherwise determined by the Board, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Exercise Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Exercise Date, the Administrator will provide each Participant with written notice, which may be electronic, of the new Exercise Date and that the Participant’s Option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering Period in accordance with Section 7.

(c) Corporate Transaction. Unless otherwise determined by the Board, in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code (each, a “Corporate Transaction”), each outstanding Option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of such successor corporation. Unless otherwise determined by the Board, if the successor corporation refuses to assume or substitute the Option, the Offering Period for such Option will be shortened by setting a new Exercise Date on which the Offering Period will end. The new Exercise Date will occur before the date of the Corporate Transaction. Prior to the new Exercise Date, the Administrator will provide each Participant with written notice, which may be electronic, of the new Exercise Date and that the Participant’s Option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering Period in accordance with Section 7.

19. Designation of Beneficiary.

(a) A Participant may file, on forms supplied by the Administrator, a written designation of beneficiary who is to receive any shares of Common Stock and cash in lieu of fractional shares from the Participant’s account under the Plan in the event of the Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s account in the event of the Participant’s death prior to the Exercise Date for an Offering Period. If a Participant is married and the designated beneficiary is not the Participant’s spouse or domestic partner, spousal or domestic partner consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company (or by such other means as are designated from time to time by the Company or the Administrator). In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of the Participant’s death, the Company shall deliver the balance of the shares of Common Stock and/or cash credited to the Participant’s account to the executor or administrator of the Participant’s estate or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or domestic partner or to any one or more dependents or relatives of the Participant, or if no spouse, domestic partner, dependent or relative is known to the Company, then to such other person as the Company may designate.

20. Amendment of the Plan. The Board may at any time and from time to time amend the Plan in any respect, except that without the approval within twelve (12) months of such Board action by the stockholders of the Company, no amendment shall be made increasing the number of shares approved and reserved for issuance under the Plan or making any other change that would require stockholder approval in order for the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code.

21. Insufficient Shares. If the total number of shares of Common Stock that would otherwise be purchased on an Exercise Date plus the number of shares purchased on previous Exercise Dates exceeds the maximum number of shares approved and reserved for issuance under the Plan, the shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Common Stock on such Exercise Date.

22. Termination of the Plan. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded to the Participants.

23. Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under the Plan is subject to compliance with all applicable laws, rules and regulations, including, without limitation, obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such shares of Common Stock. As a condition to the exercise of an Option, the Company may require a Participant exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by or advisable under any applicable laws, rules or regulations.

24. Governing Law. This Plan and all Options and actions taken hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

25. No Rights to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an employee or other service provider of the Company or a Subsidiary, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment or other service of a Participant at any time for any reason whatsoever.

26. Tax Withholding. Each Participant shall be responsible for, and shall indemnify the Company and its Subsidiaries against, any applicable taxes, including any interest or penalties relating thereto, to which the Participant may be subject as a result of the Participant’s participation in the Plan, including, without limitation, in connection with the Participant’s receipt of any Options, shares of Common Stock or other amounts payable under the Plan or in connection with the Participant’s sale or other disposition of shares of Common Stock acquired under the Plan. Each Participant agrees, by participating in the Plan, that the Company and its Subsidiaries shall have the right, in their sole discretion, to withhold any such taxes or other amounts from any payment of any kind otherwise due to the Participant, including amounts owed with respect to shares of Common Stock issuable to the Participant under the Plan.

27. Notification Upon Sale of Shares. If the Participant makes a disposition (within the meaning of Section 424(c) of the Code) of any shares of Common Stock issued to the Participant pursuant to the Participant’s exercise of an Option, and such disposition occurs within the two-year period commencing on the day after the Grant Date or within the one-year period commencing on the day after the Exercise Date, the Participant shall notify the Company within thirty (30) days thereafter. The Participant acknowledges and agrees that the Company and its Subsidiaries shall be permitted to withhold any taxes or other amounts they determine, in their sole discretion, to be owed in connection with such disposition from any amount otherwise payable to the Participant by the Company or a Subsidiary, as described in Section 26.

28. Effective Date and Approval of Shareholders. This Plan shall become effective upon adoption by the Board and shall be approved by stockholders in accordance with applicable state law, the Company’s articles of incorporation and bylaws and the listing rules of the Nasdaq Global Market (or such other securities exchange on which shares of Common Stock are listed) within twelve (12) months thereafter. If the stockholders of the Company fail to approve the Plan by the date that is twelve (12) months after its adoption by the Board, then the Plan shall be deemed to have been terminated as of such date, any unexercised Options shall thereupon be rescinded, no additional Options shall thereafter be granted, and all amounts in the accounts of Participants on such date shall be promptly refunded to the Participants.

29. Term of Plan. Unless the Plan is sooner terminated by the Board under Section 22, no Option shall be granted pursuant to the Plan and no Offering Period shall commence on or after the tenth anniversary of the Plan’s adoption by the Board, but Options granted before such date may be exercised after such date pursuant to their terms.

ANNEX C

FUSION CONNECT, INC.
AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

(Approved by the Board of Directors on February 26, 2019)

ARTICLE 1
Establishment, Purpose, Effective Date, Expiration Date

1.1           Establishment.  Fusion Connect, Inc., a Delaware corporation (the “Company”), hereby establishes the Fusion Connect, Inc. Amended and Restated 2016 Equity Incentive Plan (the “Plan”). The Plan will supersede and replace the Fusion Connect, Inc. 2016 Equity Incentive Plan, effective as of October 31, 2016 (the “Original 2016 Equity Plan”) and the Fusion Telecommunications International, Inc. 2009 Stock Option Plan, effective as of December 2009 (the “2009 Plan”). No awards will be made pursuant to the 2009 Plan on or after the Effective Date; provided, however, that the 2009 Plan shall remain in effect until all awards granted under the 2009 Plan have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such grants.

1.2           Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by enhancing the Company’s ability to attract and retain qualified persons to perform services for the Company, by providing incentives to such persons to put forth maximum efforts for the Company and by rewarding persons who contribute to the achievement of the Company’s economic objectives. To further these objectives, the Plan provides for the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Grants, Stock Units, Performance Shares, Performance Share Units, and Performance Cash. The Plan also permits the grant of Awards that qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Code. At the same time, the Plan permits the Committee, in the exercise of its discretion, to grant Awards to Covered Employees that do not qualify for the “performance-based compensation” exception.

1.3           Effective Date. The Plan will become effective on the date it is approved by the stockholders at the Company’s 2019 Annual Meeting (the “Effective Date”).

1.4           Expiration Date. The Plan will expire on, and no Award may be granted under the Plan after, the tenth (10th) anniversary of the Effective Date (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 2
Glossary; Construction

2.1           Glossary. When a word or phrase appears in this Plan document with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase will generally be given the meaning ascribed to it in Article 1 or in the attached Glossary, which is incorporated into and is part of the Plan. All of these key terms are listed in the Glossary. Whenever these key terms are used, they will be given the defined meaning unless a clearly different meaning is required by the context.

2.2           Construction. The masculine gender, where appearing in the Plan, shall include the feminine gender (and vice versa), and the singular shall include the plural, unless the context clearly indicates to the contrary. If any provision of this Plan is determined to be for any reason invalid or unenforceable, the remaining provisions shall continue in full force and effect.

ARTICLE 3
Eligibility and Participation

3.1           General Eligibility. Persons eligible to participate in this Plan include all employees, officers, and Consultants to, the Company or any Affiliate. Awards may also be granted to prospective employees but no portion of any such Award will vest, become exercisable, be issued, or become effective prior to the date on which such individual begins to provide services to the Company or its Affiliates.

3.2           Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards will be granted and will determine the nature and amount of each Award.

ARTICLE 4
Administration

4.1           General. The Plan shall be administered by the Committee. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations as it may deem necessary or advisable to administer the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee in good faith pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes of the Plan.

4.2           Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have the authority to: (a) designate the Participants who are entitled to receive Awards under the Plan; (b) determine the types of Awards and the times when Awards will be granted; (c) determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate; (d) determine the terms and conditions of any Award, including, but not limited to, the purchase price or exercise price or base value, the grant price, the period(s) during which such Awards shall be exercisable (whether in whole or in part); (e) any restrictions or limitations on the Award, any schedule for lapse of restrictions or limitations, and accelerations or waivers thereof, based in each case on such considerations as the Committee determines; provided, however, that except in the case of a Change in Control, the Committee shall not have the authority to accelerate the vesting or waive the forfeiture restrictions on any Performance-Based Award; (f) determine whether, to what extent, and in what circumstances an Award may be settled in, or the exercise price or purchase price of an Award may be paid in cash, Stock, or other Awards, or other property, or whether an Award may be canceled, forfeited, exchanged or surrendered; (g) prescribe the form of each Award Agreement, which need not be the same for each Participant; (h) decide all other matters that must be determined in connection with an Award; (i) interpret the terms of, and determine any matter arising pursuant to, the Plan or any Award Agreement; and (j) make all other decisions or determinations that may be required pursuant to the Plan or an Award Agreement as the Committee deems necessary or advisable to administer the Plan. The Committee shall also have the authority to modify existing Awards to the extent that such modification is within the power and authority of the Committee as set forth in the Plan.

4.3           Decisions Final. The Committee shall have the authority to interpret the Plan and subject to the provisions of the Plan, any Award Agreement, and all decisions and determinations by the Committee with respect to the Plan are final, binding and conclusive on all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

ARTICLE 5
Shares Available for Grant

5.1           Number of Shares.  Subject to adjustment as provided in Section 5.4, the aggregate number of shares of Stock reserved and available for grant pursuant to the Plan shall be an amount equal to eleven and one half percent (11.5%) of our shares of common stock outstanding from time-to-time on a fully-diluted basis, plus shares from any award granted under the 2009 Plan that terminates, expires or lapses for any reason in the future. In addition, the 101,749 shares not granted under the 2009 Plan are available for grant under this Plan. The shares of Stock delivered pursuant to any Award may consist, in whole or in part, of authorized by unissued Stock, treasury Stock not reserved for any other purposes, or Stock purchased on the open market.

5.2           Share Counting. The following rules shall apply solely for purposes of determining the number of shares of Stock available for grant under the Plan at any given time:

(a)           In the event any Award granted under the Plan, or any award outstanding under the 2009 Plan after the Effective Date is terminated, expired, forfeited, or canceled for any reason, the number of shares of Stock subject to such Award will again be available for grant under the Plan (i.e., any prior charge against the limit set forth in Section 5.1 shall be reversed). In addition, shares of Stock tendered, withheld or otherwise relinquished by a Participant to satisfy a tax withholding obligation arising in connection with an Award will again be available for grant under the Plan.

(b)           If shares of Stock are not delivered in connection with an Award because the Award may only be settled in cash rather than in Stock, no shares of Stock shall be counted against the limit set forth in Section 5.1. If any Award may be settled in cash or Stock, the rules set forth in Section 5.2(a) shall apply until the Award is settled, at which time the underlying shares of Stock will be added back to the shares available for grant pursuant to Section 5.1 but only if the Award is settled in cash.

(c)           The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an Option (or a portion thereof) will reduce the number of shares available for grant under Section 5.1 by the entire number of shares of Stock subject to that SAR or Option (or applicable portion thereof), even though a smaller number of shares of Stock will be issued upon such an exercise.

(d)           Shares of Stock tendered to pay the exercise price of an Option will not again become Stock available for grant under the Plan. Moreover, shares of Stock purchased on the open market with cash proceeds generated by the exercise of an Option will not increase or replenish the number of shares available for grant under Section 5.1.

(e)           If the provisions of this Section 5.2 are inconsistent with the requirements of any regulations issued pursuant to Section 422 of the Code, the provisions of such regulations shall control over the provisions of this Section 5.2, but only as this Section 5.2 relates to Incentive Stock Options.

(f)           The Committee may adopt such other reasonable rules and procedures as it deems to be appropriate for determining the number of shares of Stock that are available for grant under Section 5.1.

5.3           Award Limits. Notwithstanding any other provision in the Plan, and subject to adjustment as provided in Section 5.4:

(a)           The maximum number of shares of Stock that may be issued as Incentive Stock Options under the Plan shall be 2.2 million shares.

(b)          The aggregate Grant Date Fair Market Value of Awards granted to any one Participant who is a Non-Employee Director during any one fiscal year with respect to one or more Awards shall be $500,000.”

5.4           Adjustments in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a Stock dividend or split, recapitalization, liquidation, merger, consolidation, combination, exchange of shares, or other similar corporate change, the Committee shall make a proportionate adjustment in: (a) the number and class of shares of Stock made available for grant pursuant to Section 5.1; (b) the number of shares of Stock set forth in Section 5.3, 11.9, and any other similar numeric limit expressed in the Plan; (c) the number and class of and/or price of shares of Stock subject to then outstanding Awards; (d) subject to the limitations imposed on Performance-Based Awards, the performance targets or other goals applicable to any outstanding Awards; or (e) any other terms of an Award that are affected by the event. Moreover, in the event of such transaction or event, the Committee, in its discretion may provide in substitution for any or all outstanding awards under the Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. Any action taken pursuant to this Section 5.4 shall be taken in a manner consistent with the requirements of Section 409A of the Code and, in the case of Incentive Stock Options, in accordance with the requirements of Section 424(a) of the Code.

5.5           Replacement Awards. In the event of any corporate transaction in which the Company or an Affiliate acquires a corporate entity which, at the time of such transaction, maintains an equity compensation plan pursuant to which awards of stock options, SARs, restricted stock, or any other form of equity based compensation are then outstanding (the “Acquired Plan”), the Committee may make Awards to assume, substitute or convert such outstanding awards in such manner as may be determined to be appropriate and equitable by the Committee; provided, however, that the number of shares of Stock subject to any Award shall always be a whole number by rounding any fractional share to the nearest whole share. Options or SARs issued pursuant to this Section 5.5 shall not be subject to the requirement that the exercise price of such Award not be less than the Fair Market Value of Stock on the date the Award is granted. Shares used in connection with an Award granted in substitution for an award outstanding under an Acquired Plan under this Section 5.5 shall not be counted against the number of shares of Stock available for grant under Section 5.1. Any shares of Stock authorized and available for issuance under the Acquired Plan shall, subject to adjustment as described in Section 5.4, be available for use in making Awards under this Plan with respect to persons eligible under such Acquired Plan, by virtue of the Company’s assumption of such Acquired Plan, consistent with Nasdaq Listing Rules (or rules of any other exchange upon which the Stock is then traded), as such rules may be amended or replaced from time to time.

5.6           Fractional Shares. No fractional shares of Stock shall be issued pursuant to the Plan. Unless the Committee specifies otherwise in the Award Agreement, or pursuant to any policy adopted by the Committee, cash will be given in lieu of fractional shares. In the event of adjustment as provided in Section 5.4 or the issuance of replacement awards as provided in Section 5.5, the total number of shares of Stock subject to any affected Award shall always be a whole number by rounding any fractional share to the nearest whole share.

ARTICLE 6
Stock Options

6.1           Options. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Options to one or more Participants upon such terms and conditions and in such amounts, as shall be determined by the Committee. Options are also subject to the following additional terms and conditions:

(a)           Exercise Price.  No Option shall be granted at an exercise price that is less than the Fair Market Value of one share of Stock on the Grant Date.

(b)           Exercise of Option.  Options shall be exercisable at such times and in such manner, and shall be subject to such restrictions or conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

(c)           Term of Option. Each Option shall expire at such time as determined by the Committee; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary the Grant Date.

(d)           Payment.  The exercise price for any Option shall be paid in cash or shares of Stock held for longer than six (6) months (through actual tender or by attestation). In the Award Agreement, the Committee also may prescribe other methods by which the exercise price of an Option may be paid and the form of payment including, without limitation, any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. The Committee, in consideration of applicable accounting standards and applicable law, may waive the six (6) month share holding period described in the first sentence of this paragraph (d) in the event payment of an Option is made through the tendering of shares.

(e)           Repricing of Options.  Notwithstanding any other provision in the Plan to the contrary, without approval of the Company’s stockholders, an Option may not be amended, modified or repriced to reduce the exercise price after the Grant Date. Except as otherwise provided in Section 5.4 with respect to an adjustment in capitalization, an Option also may not be surrendered in consideration of a new Option having an exercise price below the exercise price of the Option being surrendered or exchanged.

(f)           Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, permit the transfer of an Option to a Family Member, trust or partnership, or to a charitable organization, provided that no value or consideration is received by the Participant with respect to such transfer.

6.2           Incentive Stock Options. Incentive Stock Options shall be granted only to Participants who are employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 6.2:

(a)           Exercise Price. Subject to Section 6.2(e), the exercise price per share of Stock pursuant to any Incentive Stock Option shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value of one share of Stock as of the Grant Date.

(b)           Term of Incentive Stock Option.  In no event may any Incentive Stock Option be exercisable for more than ten (10) years from the Grant Date.

(c)           Lapse of Option. An Incentive Stock Option shall lapse in the following circumstances:

(1)           The Incentive Stock Option shall lapse ten (10) years from the Grant Date, unless an earlier time is set in the Award Agreement;

(2)           The Incentive Stock Option shall lapse upon a Termination of Employment for any reason other than the Participant’s death or Disability, unless otherwise provided in the Award Agreement; and

(3)           If the Participant incurs a Termination of Employment on account of Disability or death before the Option lapses pursuant to paragraph (i) or (ii) above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of: (a) the scheduled termination date of the Option; or (b) twelve months after the date of the Participant’s Termination of Employment on account of death or Disability. Upon the Participant’s death or Disability, any Incentive Stock Options exercisable at the Participant’s death or Disability may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(d)           Individual Dollar Limitation.  The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(e)           Ten Percent Owners.  An Incentive Stock Option may be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the Grant Date and the Option is exercisable for no more than five (5) years from the Grant Date.

(f)           Right to Exercise. Except as provided in Section 6.2(c)(iii), an Incentive Stock Option may be exercised only by the Participant during the Participant’s lifetime.

ARTICLE 7
Stock Appreciation Rights

7.1           Stock Appreciation Rights.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to one or more Participants upon such terms and conditions and in such amounts, as shall be determined by the Committee. SARs may be granted in connection with the grant of an Option, in which case the exercise of such SARs will result in the surrender of the right to purchase the shares under the Option as to which the SARs were exercised. When SARs are granted in connection an Incentive Stock Option, the SARs shall have such terms and conditions as shall be required by Section 422 of the Code. Alternatively, SARs may be granted independently of Options. SARs are also subject to the following additional terms and conditions:

(a)           Base Value.  No SAR shall be granted at a base value that is less than the Fair Market Value of one share of Stock on the Grant Date.

(b)           Exercise of SARs.  SARs shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall, in each instance approve, which need not be the same for all Participants.

(c)           Term of SARs. Each SAR shall expire at such time as determined by the Committee; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary the Grant Date.

(d)           Payment of SAR Amount. Upon the exercise of a SAR, the Participant shall be entitled to receive the payment of an amount determined by multiplying: (i) the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise, over the base value fixed by the Committee on the Grant Date; by (ii) the number of shares with respect to which the SAR is exercised. Payment for SARs shall be made in manner and at the time specified by the Committee in the Award Agreement. At the discretion of the Committee, the Award Agreement may provide for payment of SARs in cash, shares of Stock of equivalent value, or in a combination thereof.

(e)           Repricing of SARs.   Notwithstanding any other provision in the Plan to the contrary, without approval of the Company’s stockholders, a SAR may not be amended, modified or repriced to reduce the base value after the Grant Date. Except as otherwise provided in Section 5.4 with respect to an adjustment in capitalization, a SAR also may not be surrendered in consideration of or exchanged for cash, other Awards or a new SAR having a base value below the base value of the SAR being surrendered or exchanged.

(f)           Nontransferability of SARs. No SAR may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, permit the transfer of a SAR to a Family Member, trust or partnership, or to a charitable organization, provided that no value or consideration is received by the Participant with respect to such transfer.

ARTICLE 8
Restricted Stock and Restricted Stock Units

8.1           Restricted Stock.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. Restricted Stock Awards are also subject to the following additional terms and conditions:

(a)           Issuance and Restrictions. Restricted Stock shall be subject to such conditions and/or restrictions as the Committee may impose (including, without limitation, limitations on transferability, the right to receive dividends, or the right to vote the Restricted Stock), which need not be the same for each grant or for each Participant. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as determined by the Committee. Except as otherwise provided in the Award Agreement, Participants holding shares of Restricted Stock may not exercise voting rights with respect to the shares of Restricted Stock during the period of restriction.

(b)           Forfeiture. Except as otherwise provided in the Award Agreement, upon a Termination of Employment (or Termination of Service in the case of a Consultant) during the applicable period of restriction, Restricted Stock that is at that time subject to restrictions shall be forfeited.

(c)           Evidence of Ownership for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine, which may include an appropriate book entry credit on the books of the Company or a duly authorized transfer agent of the Company. If certificates representing shares of Restricted Stock are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

8.2           Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. Restricted Stock Unit Awards are also subject to the following additional terms and conditions:

(a)           Issuance and Restrictions.  Restricted Stock Unit Awards grant a Participant the right to receive a specified number of shares of Stock, or a cash payment equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock, subject to such conditions and/or restrictions as the Committee may impose, which need not be the same for each grant or for each Participant. These restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as determined by the Committee.

(b)           Forfeiture. Except as otherwise provided in the Award Agreement, upon a Termination of Employment (or Termination of Service in the case of a Consultant) during the applicable period of restriction, Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

(c)           Form and Timing of Payment.  Payment for vested Restricted Stock Units shall be made in the manner and at the time designated by the Committee in the Award Agreement. In the Award Agreement, the Committee may provide that payment will be made in cash or Stock, or in a combination thereof.

ARTICLE 9
Stock Grant and Stock Units

9.1           Stock Grants.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Awards to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. Subject to Section 5.3(e), a Stock Grant Award grants the Participant the right to receive (or purchase at such price as determined by the Committee) a designated number of shares of Stock free of any vesting restrictions. The purchase price, if any, for a Stock Grant Award shall be payable in cash or other form of consideration acceptable to the Committee. A Stock Grant Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

9.2           Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Unit Awards to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. Subject to Section 5.3(e), a Stock Unit Award grants the Participant the right to receive a designated number of shares of Stock, or a cash payment equal to the Fair Market Value (determined as of a specified date) of a designated number of shares of Stock, in the future free of any vesting restrictions. A Stock Unit Award may be granted as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

ARTICLE 10
Performance Shares, Performance Share Units,
and Performance Cash

10.1           Performance Shares.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. A Performance Share grants the Participant the right to receive a specified number of shares of Stock depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee. Unless otherwise provided in the Award Agreement, payment for vested Performance Shares shall be made in Stock.

10.2           Performance Share Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Share Units to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. A Performance Share Unit grants the Participant the right to receive a specified number of shares of Stock or a cash payment equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee. At the discretion of the Committee, the Award Agreement may provide for payment for vested Performance Share Units in cash, shares of Stock of equivalent cash value, or in a combination thereof.

10.3           Performance Cash. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Cash to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. A Performance Cash Award grants the Participant the right to receive an amount of cash depending on the satisfaction of any one or more Performance Goals.  Performance may be measured on a specified date or dates or over any period or periods determined by the Committee.

10.4           Performance Goals. The Performance Goal or Goals applicable to any Performance Share, Performance Share Unit or Performance Cash Award shall be based on the Performance Criteria selected by the Committee and designated in the Award Agreement. The Performance Criteria applicable to any Performance Share, Performance Share Unit or Performance Cash Award granted to a Covered Employee that is designated as, or deemed to be, a Performance-Based Award pursuant to Section 11 shall be limited to the Performance Criteria specifically listed in the Glossary. The Performance Criteria applicable to any other Performance Share, Performance Share Unit or Performance Cash Award shall include the Performance Criteria specifically listed in the Glossary and such other criteria or factors as may be determined by the Committee and specified in the Award Agreement. Except as otherwise provided in Section 11 with respect to Performance-Based Awards to Covered Employees, the Committee shall retain the power to adjust the Performance Goals, the level of attainment of the Performance Goals or otherwise increase or decrease the amount payable with respect to any Award made pursuant to this Section 10.

ARTICLE 11
Performance-Based Awards

11.1           Purpose.  Section 162(m) of the Code limits the amount of the Company’s deductions for compensation payable to Covered Employees to $1,000,000 per year. “Performance-based compensation” that meets the requirements set forth in Section 162(m) of the Code is not subject to this limitation. The purpose of this Section 11 is to enable the Committee to qualify some or all of the Awards granted pursuant to Sections 8 and 10 as “performance-based compensation” pursuant to Section 162(m) of the Code. If the Committee decides that a particular Award to a Covered Employee should qualify as “performance-based compensation,” the Committee will provide in the Award Agreement or otherwise that the Award is intended to be a Performance-Based Award.

11.2           Applicability. This Section 11 shall apply only to Performance-Based Awards. If this Section 11 applies, its provisions control over any contrary provision contained in any other section of this Plan or any Award Agreement. The provisions of this Section 11 and any Award Agreement for a Performance-Based Award shall be interpreted in a manner consistent with the requirements of Section 162(m) of the Code. If any provision of this Plan or any Award Agreement for a Performance-Based Award does not comply with or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

11.3           Committee Discretion with Respect to Performance-Based Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of the Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal or Goals and whether the Performance Goal or Goals apply to the Company or an Affiliate or any division or business unit thereof or the Participant or any group of Participants. Depending on the Performance Criteria used to establish the Performance Goals, the Performance Goals may be stated in terms of absolute levels or relative to another company or to an index or indices.

11.4           Establishment of Performance Goals. A Performance-Based Award shall provide for payment only upon the attainment of one or more pre-established, objective Performance Goals. The Performance Goals, and the process by which they are established, shall satisfy all of the requirements of Section 162(m) of the Code. By way of illustration, but not limitation, the following requirements must be satisfied:

(a)           The Performance Goals shall be based solely on the Performance Criteria specifically identified in the Glossary;

(b)           The Performance Goals shall be considered to be pre-established only if the Performance Goals are established by the Committee in writing not later than 90 days after the commencement of the Performance Period for such Award provided that: (i) the outcome must be substantially uncertain at the time the Committee establishes the Performance Goals; and (ii) in no event may the Committee establish the Performance Goals for any Performance-Based Award after 25% of the Performance Period for such Award has elapsed;

(c)           A Performance Goal will be considered to be objective only if a third party having knowledge of the relevant facts could determine whether the Performance Goal has been met;

(d)           The Performance Goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Covered Employee if the Goal is attained. For this purpose, the formula will be considered to be objective only if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Covered Employee; and

(e)           The objective formula or standard must preclude discretion to increase the amount of compensation payable that would otherwise be due upon attainment of the Performance Goal.

11.5           Performance Evaluation; Adjustment of Goals. At the time a Performance-Based Award is first issued, the Committee, in the Award Agreement or in another written document, shall specify whether performance will be evaluated including or excluding the effect of any of the following events that occur during the Performance Period, as the Committee deems appropriate: (a) judgments entered or settlements reached in litigation or regulator proceedings; (b) the write down or sale of assets; (c) the impact of any reorganization or restructuring; (d) the impact of changes in tax laws, accounting principles, regulatory actions or other laws affecting reported results; (e) items that are unusual in nature or infrequently occurring as described in Accounting Standards Update 2015-01 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders or Annual Report on Form 10-K, as the case may be, for the applicable year; (f) the impact of any mergers, acquisitions, spin-offs or other divestitures; and (g) foreign exchange gains and losses.

The inclusion or exclusion of these items shall be expressed in a form that satisfies the requirements of Section 162(m) of the Code. The Committee, in its discretion, also may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants: (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

11.6           Adjustment of Performance-Based Awards. Notwithstanding any provision herein to the contrary, the Committee may not make any adjustment or take any other action with respect to any Performance-Based Award that will increase the amount payable under any such Award. The Committee shall retain the sole discretion to adjust Performance-Based Awards downward or to otherwise reduce the amount payable with respect to any Performance-Based Award.

11.7           Continued Employment Required. Unless otherwise provided in the relevant Award Agreement or in the case of a Change in Control, a Participant must be an employee of the Company or an Affiliate on the day a Performance-Based Award for such Performance Period is paid to the Participant.

              11.8           Certification By Committee. Notwithstanding any provisions to the contrary, the payment of a Performance-Based Award shall not occur until the Committee certifies, in writing, that the pre-established Performance Goals and any other material terms and conditions precedent to such payment have been satisfied. Committee certification is not required for compensation that is attributable solely to the increase in the value of the Company’s Stock.

11.9           Maximum Award Payable. In accordance with Section 5.3, but subject to adjustment as provided in Section 5.4, the maximum Performance-Based Award (other than a Performance Cash Award of Performance Share Unit Award payable in cash) payable to any one participant for any 12-month Performance Period is 1,000,000 shares of Stock or the equivalent cash value. The maximum Performance Cash Award (or Performance Share Unit Award payable in cash) payable to any one Participant for any 12-month Performance Period is $1,000,000. If the Performance Period exceeds 12 months, the dollar and share limits expressed in the preceding sentences shall be reduced or increased proportionately, as the case may be. For example, if the Performance Period is three (3) years, the limit shall be increased by multiplying it by three.

11.10           Miscellaneous. The designation of a Covered Employee as a Participant for any Performance Period shall not in any manner entitle the Participant to receive a Performance-Based Award for such Performance Period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant for any subsequent Performance Period.

ARTICLE 12
Change in Control

12.1           Vesting. If so specified by the Committee at the time of the grant of an Award, such Award shall become fully vested and exercisable and all restrictions on such Awards shall lapse if, following a Change in Control, the Participant’s employment is terminated without Cause or Participant resigns for Good Reason. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code or any successor provision, the excess Options shall be deemed to be Non-Qualified Stock Options.

12.2           Participant Consent Not Required. Nothing in this Section 12 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any transaction that might result in a Change in Control and each provision of this Plan shall be interpreted in a manner consistent with this intent. Similarly, nothing in this Section 12 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any action taken by the Board or Committee in connection with a Change in Control transaction.

ARTICLE 13
Other Provisions Applicable to Awards

13.1           Award Agreements.  All Awards shall be evidenced by an Award Agreement. The Award Agreement shall include such terms and provisions as the Committee determines appropriate. The terms of the Award Agreement may vary depending on the type of Award, the employee or classification of the employee to whom the Award is made and such other factors as the Committee deems appropriate.

13.2           Termination of Employment or Service. Subject to the provisions of this Plan, the Committee shall determine and set forth in the applicable Award Agreement the extent to which a Participant shall (i) have the right to retain and/or exercise an Award following a Termination of Employment or (Termination of Service in the context of a Consultant) or (ii) be entitled to accelerated vesting if the Participant is terminated following a Change in Control. Such provisions need not be uniform among all types of Awards and may reflect distinctions based on the reasons for such terminations, including, but not limited to, death, Disability, a termination for Cause or reasons relating to the breach or threatened breach of restrictive covenants.

13.3           Form of Payment. Subject to the provisions of this Plan, the Award Agreement and any applicable law, payments or transfers to be made by the Company or any Affiliate on the grant, exercise, or settlement of any Award may be made in such form as determined by the Committee including, without limitation, cash, Stock, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or any combination thereof, in each case determined by rules adopted by the Committee.

13.4    Limits on Transfer.

(a)           General. Except as provided in Section 6.1(f), Section 7.1(f), Section 13.4(b) or Section 13.5, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a spouse or, if applicable, until the expiration of any period during which any restrictions are applicable or any Performance Period as determined by the Committee.

(b)           Transfer to Family Members. The Committee shall have the authority to adopt a written policy that is applicable to existing Awards, new Awards, or both, which permits a Participant to transfer Awards during his or her lifetime to any Family Member. In the event an Award is transferred as permitted by such policy, such transferred Award may not be subsequently transferred by the transferee (other than another transfer meeting the conditions set forth in the policy) except by will or the laws of descent and distribution. A transferred Award shall continue to be governed by and subject to the terms and limitations of the Plan and relevant Award Agreement, and the transferee shall be entitled to the same rights as the Participant, as if the transfer had not taken place.

13.5           Beneficiaries. Notwithstanding Section 13.4(a), a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death, and in accordance with Section 6.2(c)(iii), upon the Participant’s Disability. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is provided to the Committee.

13.6           Evidence of Ownership.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates, make any book entry credits, or take any other action to evidence shares of Stock pursuant to the exercise of any Award, unless and until the Company has determined, with advice of counsel, that the issuance and delivery of such certificates, book entry credits, or other evidence of ownership is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or quotation system on which the shares of Stock are listed, quoted or traded. All Stock certificates, book entry credits, or other evidence of ownership delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Company deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Company may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Company may require that a Participant make such reasonable covenants, agreements, and representations as the Company, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

13.7           Claw back.  Every Award issued pursuant to this Plan is subject to potential forfeiture or recovery to the fullest extent called for by law, any applicable listing standard, or any current or future claw back policy that may be adopted by the Company from time to time, including, without limitation, any claw back policy adopted to comply with the final rules issued by the Securities and Exchange Commission and the final listing standards to be adopted by Nasdaq pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. By accepting an Award, each Participant consents to the potential forfeiture or recovery of his or her Awards pursuant to applicable law, listing standard, and/or Company claw back policy, and agrees to be bound by and comply with the claw back policy and to return the full amount required by the claw back policy. As a condition to the receipt of any Award, a Participant may be required to execute any requested additional documents consenting to and agreeing to abide by the Company claw back policy as it may be amended from time to time.

ARTICLE 14
Amendment, Modification and Termination

14.1           Amendment, Modification and Termination of the Plan. The Board may at any time, and from time to time, terminate, amend or modify the Plan; provided however, that any such action of the Board shall be subject to approval of the stockholders to the extent required by law, regulation or any stock exchange rule for any exchange on which shares of Stock are listed. Notwithstanding the above, to the extent permitted by law, the Board may delegate to the Committee or the CEO the authority to approve non-substantive amendments to the Plan.  Except as provided in Section 5.4, neither the Board, the CEO, nor the Committee may, without the approval of the stockholders: (a) increase the percentage of shares available under the Plan; (b) reprice previously granted Options or SARs or take any action relative to Options or SARs that would be treated as a repricing under applicable Nasdaq Listing Rules (or the rules of any exchange on which the Stock is then listed); (c) grant Options or SARs with an exercise price or base value that is below Fair Market Value on the Grant Date; (d) extend the exercise period or term of any Option or SAR beyond 10 years from the Grant Date; (e) expand the types of Award available for grant under the Plan; or (f) expand the class of individuals eligible to participant in the Plan.

14.2           Awards Previously Granted. No amendment, modification, or termination of the Plan or any Award under the Plan shall in any manner adversely affect in any material way the rights of the holder under any Award previously granted pursuant to the Plan without the prior written consent of the holder of the Award. Such consent shall not be required if the change: (a) is required by law or regulation; (b) does not adversely affect in any material way the rights of the holder; (c) is required to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code or to comply with the requirements of Section 409A of the Code; or (d) is made pursuant to any adjustment described in Section 5.4.

14.3           Performance-Based Awards.  Except in the case of a Change in Control, the Committee shall not have the authority to amend an Award Agreement to accelerate the vesting or waive the forfeiture restrictions of any Performance-Based Award. In addition, the Committee shall not take any other action that would cause a Performance-Based Award to fail to satisfy the requirements of the performance-based compensation exception to the deduction limitations imposed by Section 162(m) of the Code unless the Committee concludes that the deduction limitations will not become applicable or that the amendment is appropriate despite the deduction limitations imposed by Section 162(m) of the Code.

ARTICLE 15
Tax Withholding

The Company shall have the power to withhold, or require a Participant to remit to the Company, the minimum amount necessary to satisfy federal, state, and local withholding tax requirements on any Award under the Plan. The Company may permit the Participant to satisfy a tax withholding obligation by: (a) directing the Company to withhold shares of Stock to which the Participant is entitled pursuant to the Award in an amount necessary to satisfy the Company’s applicable federal, state, local or foreign income and employment tax withholding obligations with respect to such Participant; (b) tendering previously-owned shares of Stock held by the Participant for six (6) months or longer to satisfy the Company’s applicable federal, state, local, or foreign income and employment tax withholding obligations with respect to the Participant (which holding period may be waived in accordance with Section 6.1(d)); (c) a broker-assisted “cashless” transaction; or (d) personal check or other cash equivalent acceptable to the Company.

ARTICLE 16
Indemnification

Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his or her behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation, bylaws, resolution or agreement, as a matter of law, or otherwise.

ARTICLE 17
General Provisions

17.1           No Rights to Awards.  No Participant or other person shall have any claim to be granted any Award and neither the Company nor the Committee is obligated to treat Participants and other persons uniformly.

17.2         Continued Employment.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company.

17.3          Funding.  The Company shall not be required to segregate any of its assets to ensure the payment of any Award under the Plan. Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company.

17.4           Expenses. The expenses of administering the Plan shall be borne by the Company.

17.5          No Stockholders Rights.  No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

17.6           Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.7           Successors and Assigns. The Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase, or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company’s obligations under the Plan.

17.8           Survival of Provisions. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to this Plan, any Agreement, and any other notices or agreements in connection therewith, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of such shares of Stock.

17.9           Requirements of Law.  The granting of Awards and the issuance of shares and/or cash under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, any of the shares of Stock paid pursuant to the Plan. If the shares of Stock paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption. The Committee shall impose such restrictions on any Award as it may deem advisable, including without limitation, restrictions under applicable federal securities law, under the requirements of Nasdaq (or any other exchange upon which the Stock is then traded), and under any other blue sky or state securities law applicable to such Award.

17.10           Governing Law.  The place of administration of the Plan shall be conclusively deemed to be within the State of New York, and the rights and obligations of any and all persons having or claiming to have had an interest under the Plan or any Award Agreement shall be governed by and construed exclusively and solely in accordance with the laws of the State of New York without regard to the conflict of law’s provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and federal courts of New York with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party. The Plan is an unfunded performance-based bonus plan for a select group of persons or highly compensated employees and is not intended to be either an employee pension or welfare benefit plan subject to ERISA.

17.11           Securities Law Compliance.  With respect to any Participant who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of any Award as may be required to satisfy the requirements of Rule 16b-3 or its successors pursuant to the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

17.12           Section 409A of the Code.

(a)           General Compliance. Some of the Awards that may be granted pursuant to the Plan (including, but not necessarily limited to, Restricted Stock Units Awards, Performance Share Awards, Performance Share Unit Awards, Performance Cash and Stock Unit Awards) may be considered to be “non-qualified deferred compensation” subject to Section 409A of the Code. If an Award is subject to Section 409A of the Code, the Company intends (but cannot and does not guarantee) that the Award Agreement and this Plan comply with and meet all of the requirements of Section 409A of the Code or an exception thereto and the Award Agreement shall include such provisions, in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exception thereto.

(b)           Delay for Specified Employees. If, at the time of a Participant’s Separation from Service, the Company has any Stock which is publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant’s Separation from Service, such payment shall not commence prior to the first business day following the date which is six (6) months after the Participant’s Separation from Service (or the date of the Participant’s death if earlier than the end of the six (6) month period). Any amounts that would have been distributed during such six (6) month period will be distributed on the day following the expiration of the six (6) month period.

(c)           Prohibition on Acceleration or Deferral. Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required pursuant to regulations and other guidance issued pursuant to Section 409A of the Code. If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the specified time period. In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with the regulations and other guidance issued pursuant to Section 409A of the Code.

GLOSSARY

(a)         “Affiliate” means any member of a “controlled group of corporations” (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group. In applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining the members of a controlled group of corporations under Section 414(b) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Section 1563(a)(1), (2) and (3).

(b)         “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Grant, Stock Unit, Performance Share, Performance Share Unit, or Performance Cash Award granted to a Participant under the Plan.

(c)           “Award Agreement” means any written agreement, contract, or other instrument or document, including an electronic agreement or document, evidencing an Award.

(d)           “Board” means the Company’s Board of Directors, as constituted from time to time.

(e)           “Cause” means any of the following:

(1)           Participant’s commission of, or assistance to or conspiracy with others to commit, fraud, misrepresentation, theft or embezzlement of Company assets;

(2)           Participant’s material intentional violations of law or of material Company policies;

(3)           Participant’s repeated insubordination or willful failure to substantially perform his or her employment duties or duties as a Non-Employee Director; or

(4)           Participant’s willful engagement in conduct that is demonstrably and materially injurious to the Company or any Affiliate.

(f)           “CEO” means the Chief Executive Officer of the Company.

(g)           “Change in Control” means any of the following:

(1)           The sale, lease, exchange or other transfer of all or substantially all of the Company’s assets in one transaction or in a series of related transactions;

(2)           any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act) becoming directly or indirectly the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), of securities representing more than 50% of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at the elections of directors, except that any change in the ownership of the stock of the Company as a result of a financing by the Company that is approved by the Board will not be considered a change in control; or

(3)           individuals who constitute the Board as of the Effective Date cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors comprising or deemed pursuant hereto to comprise the Board as of the Effective Date (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director) shall be, for purposes of this clause, considered as though such person were a member of the Board as of the Effective Date of the Plan.

(4)           For sake of clarity, a “Change in Control” will not be deemed to have occurred for purposes of the Plan until the transaction (or services of transactions) that would otherwise be considered a “Change in Control” closes. The transfer of Stock or assets of the Company in connection with a bankruptcy filing by or against the Company under Title 11 of the United States Code will not be considered to be a “Change in Control” for purposes of this Plan. Notwithstanding the foregoing a “Change in Control” shall not occur for purposes of this Plan in the case of Awards that are subject to the requirements of Section 409A of the Code unless such “Change in Control” constitutes a “change in control event” as defined in Section 409A of the Code and the regulations thereunder. Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if, (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(h)         “Code” means the Internal Revenue Code of 1986, as amended. All references to the Code shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Code.

(i)           “Committee” except as set forth in Section 4.1, means the Compensation Committee of the Board. At all times the Committee shall consist of at least two (2) or more individuals, each of whom qualifies as: (i) a “non-employee director” as defined in Rule 16b-3(b)(3) of the Exchange Act; (ii) an “outside director” as defined in Section 162(m) of the Code; and (iii) as “independent” for purposes of the applicable Nasdaq Listing Rules.

(j)           ”Company” means Fusion Connect, Inc., a Delaware company.

(k)        “Consultant” means a consultant or adviser that provides bona fide services to the Company or an Affiliate as an independent contractor and not as an employee; provided, however that such person may become a Participant in the Plan only if the Consultant: (i) is a natural person; and (ii) does not provide services in connection with the offer or sale of the Company’s securities in a capital-raising transaction and do not promote or maintain a market for the Company’s securities.

(1)         “Covered Employee” means an Employee who is or could be a “covered employee” within the meaning of Section 162(m) of the Code.

(m)       “Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of impairment shall be supported by medical evidence. For purposes of an Incentive Stock Option, “Disability” shall have the meaning ascribed to it in Section 22(e)(3) of the Code.

(n)           “Effective Date” means the date the Plan is approved by the stockholders at the Company’s 2019 Annual Meeting.

(o)           “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. All references to a section of ERISA shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of ERISA.

(p)         “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. All references to the Exchange Act shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Exchange Act.

(q)           “Expiration Date” means the tenth (10th) anniversary of the Effective Date.

(r)           “Fair Market Value” means, as of any date, the closing price for the Stock as reported on  Nasdaq (or any other exchange on which the Stock is than listed) for that date or, if no prices are reported for that date, the closing price on the last day on which such prices were reported.

(s)           “Family Member” means a Participant’s spouse and any parent, stepparent, grandparent, child, stepchild, or grandchild, including adoptive relationships or a trust or any other entity in which these persons (or the Participant) have more than 50% of the beneficial interest.

(t)           “Good Reason” means any of the following:

(1)           A material reduction of Participant’s duties, authority or responsibilities, in effect immediately prior to such reduction;

(2)           A material reduction of Participant’s then-existing base salary; or

(3)           The Company’s decision to relocate a Participant’s principal place of work by more than 50 miles.

(u)         “Grant Date” means the date the Committee approves the Award or a date in the future on which the Committee determines the Award will become effective.

(v)         “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(w)         “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(x)         “Option” means a right granted to a Participant under Section 7. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(y)           “Participant” means a person who has been granted an Award under the Plan.

(aa)        “Performance-Based Awards” means an Award intended to satisfy the requirements of the performance-based compensation exception to the limitations imposed by Section 162(m) of the Code on the tax deductibility of compensation payable to Covered Employees.

(bb)          “Performance Cash” means a right granted to a Participant pursuant to Section 10.

(cc)        “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net operating income before taxes and extraordinary charges against income; earnings before interest, and taxes; earnings before interest, taxes, depreciation, and amortization; pre- or after-tax net earnings; sales growth; production levels; unit costs; operating earnings; operating cash flow; return on net assets; return on stockholders’ equity; return on assets; return on capital; Stock price growth; stockholder returns; gross or net profit margin; earnings per share; price per share of Stock; market share; revenue; income; safety objectives; environmental objectives; and completion of major projects. The Performance Criteria that will be used to establish Performance Goals with respect to any Award other than a Performance-Based Award that is subject to Article 11 will include the above-listed Performance Criteria and such other criteria as may be set forth in the applicable Award Agreement. Any of the Performance Criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, indices, or any other basket of companies. Financial Performance Criteria may, but need not, be calculated in accordance with (“GAAP”) or any successor method to GAAP, including International Financial Reporting Standards. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for a particular Performance Period for a particular Participant.

(dd)         “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit or an individual. The Performance Goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.

(ee)        “Performance Period” means the one or more periods of time (but not less than 12 months), which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

(ff)           “Performance Share” means a right granted to a Participant under Section 10.

(gg)         “Performance Share Unit” means a right granted to a Participant under Section 10.

(hh)         “Plan” means this Amended and Restated Fusion Connect, Inc. 2016 Stock Incentive Plan, as further amended from time to time.

(ii)           “2009 Plan” means the Fusion Telecommunications International, Inc. 2009 Stock Option Plan.

(jj)           “Restricted Stock” means Stock granted to a Participant under Section 9,

(kk)        “Restricted Stock Unit” means a right granted to a Participant under Section 9.

(ll)           “Securities Act” means the Securities Act of 1933, as amended from time to time. All references to the Securities Act shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Securities Act.

(mm)        “Separation from Service” is a term that applies only in the context of an Award that the Company concludes is subject to Section 409A of the Code. In that limited context, the term “Separation from Service” means either: (i) the termination of a Participant’s employment with the Company and all Affiliates due to death, retirement or other reasons; or (ii) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Affiliates to an amount that is less than 50% of the average level of bona fide services the Participant provided to the Company and all Affiliates in the immediately preceding 36 months, with the level of bona fide service calculated in accordance with Treasury Regulation Section 1.409A-1(h)(1)(ii). Solely for purposes of determining whether a Participant has a “Separation from Service,” a Participant’s employment relationship is treated as continuing while the Participant is on military leave, medical or sick leave, or other bona fide leave of absence (if the period of such leave does not exceed six (6) months, or if longer, so long as the Participant’s right to reemployment with the Company or an Affiliate is provided either by statute or contract). If the Participant’s period of leave exceeds six (6) months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such six (6) month period. Whether a Termination of Employment has occurred will be determined based on all of the facts and circumstances and in accordance with Section 409A of the Code.

Whether an independent contractor consultant has incurred a Separation from Service will be determined in accordance with Treasury Regulation Section 1.409A-1(h).

(nn)      “Specified Employee” means certain officers and highly compensated employees of the Company as defined in Treasury Regulation Section 1.409A-1(i). The identification date for determining whether any employee is a Specified Employee during any calendar year shall be the September 1 preceding the commencement of such calendar year.

(oo)         “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Section 5.

(pp)         “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Section 7.

(qq)          “Stock Grant Award” means a right granted to a Participant under Section 9.

(rr)          “Stock Unit” means a right granted to a Participant under Section 9.

(ss)         “Termination of Employment” or “Termination of Service” means the cessation of performance of services for the Company. For this purpose, the transfer of a Participant among the Company and any Affiliate, or transfer from a position as a member of the Board to Employee, shall not be considered a Termination of Service or a Termination of Employment with the Company. In the context of an Award that is subject to the requirements of Section 409A of the Code, the terms “Termination of Service” and “Termination of Employment” mean a Separation from Service.

ANNEX D

FUSION CONNECT, INC.
2019 NON-EMPLOYEE DIRECTORS EQUITY INCENTIVE PLAN
(Approved by the Board of Directors on February 26, 2019)

Section 1.  Purpose of the Plan

This 2019 Non-Employee Directors Equity Incentive Plan (the “Plan”) is intended to promote the interests of Fusion Connect, Inc., a Delaware corporation (the “Company”), by providing the non-employee members of the Board of Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company.

Section 2.   Definitions

For purposes of the Plan, the following definitions shall be in effect:

“Annual Meeting” means the first meeting of the Company’s stockholders held each calendar year at which directors of the Company are selected.

“Award” means any Option or an award of Restricted Stock or Restricted Stock Units granted to an Eligible Director under the Plan.

“Awardholder” means any Eligible Director who holds an Award.

“Board” means the Company’s Board of Directors, as constituted from time to time.

“Code” means the Internal Revenue Code of 1986, as amended. All references to the Code shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Code.

“Common Stock” means shares of the Company’s common stock, $0.01 par value per share.

“Change in Control” means any of the following:

(i)          the sale, lease, exchange or other transfer of all or substantially all of the Company’s assets in one transaction or in a series of related transactions;

(ii)           any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act) becoming directly or indirectly the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), of securities representing more than 50% of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at the elections of directors, except that any change in the ownership of the stock of the Company as a result of a financing by the Company that is approved by the Board will not be considered a change in control; or

(iii)           individuals who constitute the Board as of the Effective Date cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors comprising or deemed pursuant hereto to comprise the Board as of the Effective Date (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director) shall be, for purposes of this clause, considered as though such person were a member of the Board as of the Effective Date of the Plan.

For sake of clarity, a “Change in Control” will not be deemed to have occurred for purposes of the Plan until the transaction (or services of transactions) that would otherwise be considered a “Change in Control” closes. The transfer of Stock or assets of the Company in connection with a bankruptcy filing by or against the Company under Title 11 of the United States Code will not be considered to be a “Change in Control” for purposes of this Plan. Notwithstanding the foregoing a “Change in Control” shall not occur for purposes of this Plan in the case of Awards that are subject to the requirements of Section 409A of the Code unless such “Change in Control” constitutes a “change in control event” as defined in Section 409A of the Code and the regulations thereunder. Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if, (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Effective Date” means the date the Plan is approved by the stockholders at the Company’s 2019 Annual Meeting.

“Eligible Director” means a person designated as an Eligible Director pursuant to Section 5.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. All references to the Exchange Act shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Exchange Act.

“Fair Market Value” means, as of any date, the closing price for the Common Stock as reported on  Nasdaq (or any other exchange on which the Stock is than listed) for that date or, if no prices are reported for that date, the closing price on the last day on which such prices were reported

 “Option” means a non-qualified stock option to purchase shares of Common Stock granted to an Eligible Director pursuant to the Plan.

“Optionee” means any Eligible Director to whom an Option is granted under the Plan.

“Permanent Disability or Permanently Disabled” means the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

“Restricted Stock” means shares of Common Stock granted pursuant to the Plan.

“Restricted Stock Unit” means a commitment to issue one share of Common Stock for each unit that becomes vested on the applicable vesting date granted pursuant to the Plan.

“Subsidiary” with respect to the Company means, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by the Company, and (ii) any limited liability company or partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

Section 3. Administration of the Plan

Except as otherwise provided herein, the terms and conditions of each Award (including the dates of grant) shall be determined by the express terms and conditions of the Plan. To the extent not inconsistent with the foregoing, the Board shall have the power to determine the actual Award type, size and vesting provisions each year, to construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for the administration of the Plan. All such decisions, interpretations and constructions made by the Board shall be final and binding on all parties who have an interest in the Plan. The Board, in the exercise of this power, may (i) correct any defect, omission or inconsistency in the Plan or in any Stock Option Agreement or Restricted Stock Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective, (ii) to amend the Plan or an Award as provided in Section 8, or (iii) to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company. Notwithstanding the foregoing, the Board shall not have the power to approve a program whereby outstanding Awards are surrendered in exchange for Awards with a lower exercise price, without first obtaining stockholder approval of such program other than changes to outstanding Awards pursuant to Section 4.3.

Section 4. Stock Subject to the Plan

4.1.             Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Company’s authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Company on the open market. The number of shares of Common Stock reserved for issuance under the Plan as of the Effective Date is 1,000,000.

4.2.             If an Award granted under this Plan fails to vest, or expires or terminates for any reason prior to being exercised or settled in full, then the shares subject to the portion of the Award that fails to vest, or that expires or terminates without being exercised or settled, shall be again available for issuance under the Plan. By contrast, if the exercise or purchase price of an Award, or the taxes due in respect of an Award, are paid by the Awardholder through tendering back to the Company, or having the Company withhold from issuance, shares of Common Stock from the shares otherwise issuable to the Awardholder, then such shares so tendered back or withheld shall be deemed issued and then immediately returned to the Company; as a result, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the Award is exercised or settled, and not by the net number of shares of Common Stock actually received by the Awardholder.

4.3.             Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which Awards are to be subsequently made to each non-employee Board member under the Plan, and (iii) the number and/or class of securities and price per share in effect under each Award outstanding under the Plan. The adjustments to the outstanding Awards shall be made by the Board in a manner which shall preclude the enlargement or dilution of rights and benefits under such Awards and shall be final, binding and conclusive.

Section 5. Eligibility

5.1.             Eligible Directors. The individuals eligible to receive Awards pursuant to the provisions of this Plan on a given grant date shall be limited to members of the Board who are not-then serving as employees of the Company. Status as an employee shall be determined in accordance with Section 16 of the Exchange Act. Each non-employee Board member eligible to participate in the Plan is hereby designated an Eligible Director. Employee Board members are not eligible to receive Awards under this Plan.

5.2.             No Other Stock Plan Rights. Except for the grants to be made pursuant to this Plan under Section 6 below, non-employee Board members shall not be eligible to receive any Awards under this Plan or any other stock plan of the Company or any parent or Subsidiary.

5.3.             Award Size Limit.

(a)             Annual Awards. No one Eligible Director shall receive Annual Awards in any one calendar year with an aggregate value that exceeds $200,000.

(b)             Determining Value. For purposes of determining award value under this Section 5.3 and Section 6 below, (i) Options shall be valued as determined for accounting purposes on the date of grant under the generally accepted accounting principles employed by the Company for purposes of preparing its financial statements and/or public reporting under Item 402 of Regulation S-K (e.g., Black Scholes value of the shares), and (ii) Awards of Restricted Stock or Restricted Stock Units shall be valued by multiplying the number of shares subject to such Award by the Fair Market Value on the date of grant.

Section 6.     Terms and Conditions of Automatic Awards

6.1.             Award Amounts and Dates of Grant. The Board shall determine the form of the Awards and the size of the Awards on or prior to December 31 of each year for Awards to be made in the following calendar year; provided, however, that the form and size of Awards granted in calendar year 2019 will be determined on the date the Board approved the Plan. If no new determination is made by December 31 for the following year, Awards granted in the following year shall be in the form and size approved for the most recent year as to which a determination was timely made. All Options shall be non-statutory stock options.

(a)    Annual Awards.  On the date of each Annual Meeting during the term of this Plan, each Eligible Director who is elected (whether for the first time or through re-election) to the Board at that Annual Meeting shall automatically be granted, on the date of such Annual Meeting (the “Award Annual Meeting”), an annual Award or Awards (an “Annual Award”) with a value equal to the Annual Award Value; provided, however, that the date of grant for Annual Awards granted at the Annual Meeting held in calendar 2019 will be the date of such Annual Meeting or the first day thereafter on which a registration statement on Form S-8 has become effective. There shall be no limit on the number of Annual Awards any one Eligible Director may receive over his or her period of continued Board service during the term of this Plan. For clarity, if an Eligible Director is first elected or appointed to the Board on the date of an Annual Meeting, such Eligible Director shall receive an Annual Award and not an Interim Award.

(b)  Interim Awards.  In the case of an Eligible Director who is appointed to the Board on a date (the “Interim Appointment Date”) that is neither (x) the date of an Annual Meeting nor (y) a date that is more than eleven (11) months since the most recent Annual Meeting that preceded the Interim Appointment Date, such Eligible Director shall automatically be granted, on the date of such appointment, an Award or Awards (an “Interim Award”) with a value equal to the Interim Award Value. For clarity, an Eligible Director shall not receive an Interim Award if he or she is first appointed to the Board more than eleven (11) months after the most recent Annual Meeting, or if he or she is first appointed or elected to the Board on the date of an Annual Meeting.

(c)  Definitions. The following definitions shall apply for the purposes of this Section VI:

(i) “Annual Award Value” shall mean a dollar amount approved by the Board for the Annual Award to be granted for service as a Director for the period from the Award Annual Meeting until the first Annual Meeting following the Award Annual Meeting.

(ii) “Interim Award Value” shall mean a dollar amount approved by the Board for the Interim Award to be granted in connection with an individual becoming an Eligible Director, which value shall be equal to the product of (i) the Annual Award Value the Eligible Director would have received had the Eligible Director been appointed to the Board at the time of the most recent Annual Meeting that preceded the Interim Appointment Date multiplied by (ii) a fraction the numerator of which is twelve (12) minus the lesser of (x) the number of whole months from the most recent Annual Meeting that preceded the Interim Appointment Date until the Interim Appointment Date with any fraction of a month being rounded up to the next whole month or (y) twelve (12) and the denominator of which is twelve (12).

6.2.              Terms and Conditions of Options.  Any Options granted pursuant to Section 6.1 shall have the following terms and conditions:

(a) Exercise Price. The exercise price per share of Common Stock subject to such Option shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

  (b)  Payment. Upon the exercise of the Option in whole or in part, the exercise price for the portion being exercised shall become immediately due and shall be payable in one of the alternative forms specified below, or in a combination of such alternative forms, to the extent permitted by law and permitted in the form of Stock Option Agreement issued in connection with the Option:

(i) full payment in cash or check made payable to the Company’s order; or

     (ii) full payment in shares of Common Stock valued at Fair Market Value on the Exercise Date (as such term is defined below); or

(iii) full payment through a broker-dealer sale and remittance procedure pursuant to which the non-employee Board member (x) shall provide irrevocable written instructions to a brokerage firm acceptable to the Company to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (y) shall concurrently provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

(iv) a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock actually delivered upon exercise of the Option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price, and the Company shall accept a cash payment from the Eligible Director to the extent of any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares. For clarity, the Option will be deemed exercised as to the number of shares equal to the sum of the shares actually delivered to the Eligible Director plus the number of shares withheld to pay the exercise price.

For purposes of this Section 6.2, the Exercise Date shall be the date on which written notice of the Option exercise is delivered to the Company or such other date as determined by the Board from time to time in connection with the administration of the Plan. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the Option, payment of the exercise price for the purchased shares must accompany the exercise notice.

(c)  Exercisability/Vesting.

(i) Each Option granted pursuant to this Plan may vest and therefore become exercisable in periodic installments that may or may not be equal, as determined by the Board. An Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised as the Board may deem appropriate. The vesting provisions of individual Options may vary. Once a portion of an Option becomes vested, such portion shall remain exercisable until either such portion is exercised or the Option is terminated in accordance with the provisions of this Plan. In no event, however, shall any additional Option shares vest after the Optionee’s cessation of Board service.

(ii) Should the Optionee die or become Permanently Disabled while serving as a Board member, then any Option issued under the Plan held by the Optionee at the time of his or her death or Permanent Disability may subsequently be exercised for any or all of the Option shares in which the Optionee is vested at that time plus an additional number of Option shares equal to the number of Option shares (if any) in which the Optionee would have vested had he or she continued in Board service until the next Annual Meeting.

(d)  Option Term. Each Option under the Plan shall have a maximum term of ten (10) years measured from the automatic grant date.

(e)  Effect of Termination of Board Service.

(i) Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more Options issued under the Plan, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such Option for any or all of the Option shares in which the Optionee is vested at the time of his or her cessation of Board service. Each such Option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any Option shares in which the Optionee is not otherwise at that time vested.

(ii) Should the Optionee die while serving as a Board member on or before the date that is six (6) months after cessation of Board service, then any Option issued under the Plan held by the Optionee at the time of death may subsequently be exercised, for any or all of the Option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any Option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee’s estate or by the person or persons to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. The right to exercise each such Option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee’s death.

(iii) Should the Optionee become Permanently Disabled while serving as a Board member, then the Optionee shall have the right to exercise the Option for any or all of the Option shares in which the Optionee is vested at the time of his or her cessation of Board service at any time prior to the expiration of the twelve (12)-month period measured from the date of the Optionee’s Permanent Disability.

 (iv) If the exercise of the Option following the termination of the Optionee’s service as a Board member (other than upon the Optionee’s death or Permanent Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act of 1933, as amended, then the Option shall terminate on the earlier of (i) the expiration of a period of six (6)-months after the termination of the Optionee’s service as a Board member during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the maximum term of the Option. In addition, if the sale of the Common Stock received upon exercise of an Option following the termination of the Optionee’s Service as a Board member would violate the Company’s insider trading policy, then the Option shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period described in subsections (i)-(iii) above after the termination of the Optionee’s service as a Board member during which the exercise of the Option would not be in violation of the Company’s insider trading policy; or (ii) the expiration of the maximum term of the Option.

(v) In no event shall any Option under this Plan remain exercisable after the expiration date of the maximum ten (10) year Option term. Upon the expiration of the applicable post-service exercise period under subparagraphs (i) through (iii) above or (if earlier) upon the expiration of the maximum ten (10) -year Option term, the grant shall terminate and cease to be outstanding for any Option shares in which the Optionee was vested at the time of his or her cessation of Board service but for which such Option was not otherwise exercised.

(f)  Stockholder Rights.  The holder of an Option issued under the Plan shall have none of the rights of a stockholder with respect to any shares subject to such Option until such individual shall have exercised the Option and paid the exercise price for the purchased shares.

(g)  Remaining Terms.  The remaining terms and conditions of each Option issued under the Plan shall be as set forth in a written Option agreement (the “Stock Option Agreement”) in a form adopted from time to time by the Board; provided, however, that the terms of any Stock Option Agreement shall be consistent with the provisions of this Plan.

6.3.  Terms and Conditions of Restricted Stock or Restricted Stock Units. Any Restricted Stock or Restricted Stock Units granted pursuant to the provisions of Section VI.A shall have the following terms and conditions:

(a)  Payment. To the fullest extent permitted by law, the payment for the Award shall be in the form of past services rendered to or future services to be rendered to the Company. In the event additional consideration is required to be paid in order that the shares subject to such Award shall be deemed fully paid and non-assessable, the Board shall determine the amount and character of such additional consideration.

 (b)  Vesting.

(i) Restricted Stock issued or Restricted Stock Units granted under the Plan may vest in periodic installments that may or may not be equal, as determined by the Board. The vesting provisions of individual shares of Restricted Stock or Restricted Stock Units may vary.

(ii) Should the Eligible Director die or become Permanently Disabled while serving as a Board member, then any Restricted Stock issued or Restricted Stock Units granted under the Plan held by the Eligible Director at the time of his or her death or Permanent Disability shall be deemed vested for a number of shares equal to the number calculated in the preceding sentence as of the date of death or Permanent Disability plus an additional number of shares equal to the number of shares (if any) in which the Eligible Director would have vested had he or she continued in Board service until the next Annual Meeting.

(c)  Effect of Termination of Board Service.  Should an Eligible Director cease to serve as a Board member while holding unvested Restricted Stock or Restricted Stock Units, the unvested stock or unvested Restricted Stock Units shall immediately be forfeited and revert back to the Company. No notice or other action shall be required of the Company to effectuate such reversion.

(d)  Remaining Terms. The remaining terms and conditions of each grant of Restricted Stock or Restricted Stock Units under the Plan shall be as set forth in a written restricted stock agreement (the “Restricted Stock Agreement” or “Restricted Stock Unit Agreement”) in a form adopted from time to time by the Board; provided, however, that the terms of any Restricted Stock Agreement or Restricted Stock Unit Agreement shall be consistent with the provisions of this Plan.

Section 7.      Special Vesting Acceleration Events

In connection with any Change in Control of the Company, each outstanding, unvested Option and Restricted Stock Unit award granted under the Plan and each share of unvested Restricted Stock issued under the Plan shall automatically vest in full immediately prior to the specified effective date for the Change in Control.

Section 8. Amendment and Termination of the Plan and Awards

The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever; provided, however, that no such amendment or modification shall adversely affect rights and obligations with respect to Awards at the time outstanding under the Plan, unless the affected Eligible Directors consent to such amendment. In addition, the Board may not, without the approval of the Company’s stockholders, amend the Plan in such a manner that would violate applicable laws or the listing requirements applicable to the Company with respect to any securities exchange or quotation system on which the Company lists the Company’s securities.

The Board may suspend or terminate the Plan at any time. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Section 9. Effective Date and Term of Plan

9.1. The Plan became effective on the Effective Date, subject to stockholder approval at the 2019 Annual Meeting of stockholders.

9.2. The Plan shall terminate upon the earlier of (i) the day immediately prior to the date of the Annual Meeting of Fusion Stockholders that occurs in 2029 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or canceled pursuant to the exercise of Awards. If the date of termination is determined under clause (i) above, then all Options and issuances of Restricted Stock outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the applicable Stock Option Agreements, Restricted Stock Agreements and Restricted Stock Unit Agreements.

Section 10.   Use of Proceeds

Any cash proceeds received by the Company from the sale of shares pursuant to Options or share issuances under the Plan shall be used for general corporate purposes.

Section 11. Regulatory Approvals

11.1. The implementation of the Plan, the granting of any Awards and the issuance of Common Stock upon the exercise of an Award shall be subject to the Company’s compliance in all respects with the requirements of applicable law and the rules of any securities exchange or quotation system on which the Company lists the Company’s securities.

11.2 No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange or quotation system on which the Common Stock is then listed or quoted for trading.

Section 12.   No Impairment of Rights

Neither the action of the Company in establishing the Plan nor any provision of the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Company or the stockholders to remove any individual from the Board at any time in accordance with the provisions of applicable law.

Section 13.    Miscellaneous Provisions

13.1. Awards may not be assigned, encumbered or otherwise transferred by any holder of the Award except by will or the laws of descent and distribution or as provided in the associated Stock Option Agreement, Restricted Stock Agreement or Restricted Stock Unit Agreement.

13.2 The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Awardholder, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

13.3. The existence of outstanding Awards shall in no way affect the right of the to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 24, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 24, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E63485-P16704 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FUSION CONNECT, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors			

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Matthew D. Rosen
02) Holcombe T. Green, Jr.
03) Marvin S. Rosen
04) Holcombe T. Green, III
05) Lewis W. Dickey, Jr.
06) Michael J. Del Giudice
07) Rafe de la Gueronniere

The Board of Directors recommends you vote FOR the following Proposals:

	For	Against	Abstain
2. To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock to 200,000,000.			
3. To approve the 2019 Employee Stock Purchase Plan.			
4. To approve the Amended and Restated 2016 Fusion Equity Incentive Plan.			
5. To approve the 2019 Non-Employee Directors Equity Incentive Plan.			
6. To vote on an advisory resolution to approve executive compensation.			
7. To vote on an advisory resolution on the frequency of holding advisory votes on executive compensation.			
8. To ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for 2019.			

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.

Please indicate if you plan to attend this meeting.

Yes No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E63486-P16704

FUSION CONNECT, INC.
Annual Meeting of Stockholders
April 25, 2019 3:00 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Philip D. Turits and James P. Prenetta, Jr., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FUSION CONNECT, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 PM, New York Time, on April 25, 2019, at 420 Lexington Avenue, Suite 1718, New York, New York 10170, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 25, 2019.

FUSION CONNECT, INC.

E63521-P16704

Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 25, 2019
Date: April 25, 2019 **Time:** 3:00 PM, New York Time
Location: 420 Lexington Avenue
Suite 1718
New York, NY 10170

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 11, 2019 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E63522-P16704

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

01) Matthew D. Rosen
02) Holcombe T. Green, Jr.
03) Marvin S. Rosen
04) Holcombe T. Green, III
05) Lewis W. Dickey, Jr.
06) Michael J. Del Giudice
07) Rafe de la Gueronniere

The Board of Directors recommends you vote FOR the following Proposals:

3. To approve the 2019 Employee Stock Purchase Plan.

4. To approve the Amended and Restated 2016 Fusion Equity Incentive Plan.

5. To approve the 2019 Non-Employee Directors Equity Incentive Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E63523-P16704